UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2015

Single Sector Fixed Income Funds
Dynamic Emerging Markets Debt
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	DYNAMIC EMERGING MARKETS DEBT

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	51

Financial Statements	130

Financial Highlights	138

Notes to the Financial Statements	152

Report of Independent Registered Public Accounting Firm	190

Other Information	191

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Dynamic Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated investments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging markets investments may be more volatile and less liquid than its investment in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries, denominated in the local currency of such emerging countries, or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

The Goldman Sachs U.S. Mortgages Fund invests primarily in mortgage-backed securities of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Geopolitical tensions and increasingly divergent economic conditions and monetary policies of global central banks drove the performance of the global fixed income markets during the 12 months ended March 31, 2015 (the “Reporting Period”).

When the Reporting Period began in April 2014, spread, or non-government bond, sectors rallied as global bond yields fell. Most fixed income sectors generated positive returns, with emerging markets debt and non-agency mortgage-backed securities leading gains. Investors focused in part on events in Ukraine, as Russia’s intervention led to sanctions by the U.S. and Europe.

Economic influences included the U.S. Commerce Department’s announcement that first quarter 2014 Gross Domestic Product (“GDP”) had declined, indicating an economic contraction. However, second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first quarter 2014 economic contraction might have been due to inclement winter weather and that economic growth could accelerate in the remainder of the calendar year. From a monetary policy perspective, in June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate for the Eurozone into negative territory for the first time in history. (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending.

During the third calendar quarter, spread sectors retreated. High yield corporate bonds and emerging markets debt led underperformance, as geopolitical tensions surrounding Russia and the Middle East weighed on risk sentiment. In the Eurozone, the ECB implemented further easing measures in the form of interest rate cuts and targeted long-term financial operations, and announced plans to start purchasing asset-backed securities as a result of persistently low inflation and weak economic growth. U.S. economic data was generally strong, suggesting an above-trend pace of growth, leading the Federal Reserve (the “Fed”) to shift up its forecasts for the future path of U.S. interest rates. Meanwhile, the U.S. dollar saw its best quarter in more than six years, driven predominantly by market views on global economic divergence —improving U.S. economic data reinforced views about stronger U.S. growth, while the faltering Japanese and Eurozone economies suggested continued weakness.

Spread sectors declined overall during the fourth quarter of 2014. High yield corporate bonds and emerging markets debt were weakest, as falling oil prices heightened market volatility and sparked a flight to quality. At the same time, global economic divergence continued. In the U.S., the economy improved, leading the Fed to end its quantitative easing asset purchase program, as planned, in October 2014. Soft economic data in the Eurozone and Japan resulted in further monetary easing by their central banks. The U.S. dollar continued to appreciate versus many other global currencies.

During the first quarter of 2015, spread sectors generated broadly positive returns. As the Fed and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the ECB announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015 policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, raising fears of a renewed debt crisis. Near quarter-end, Eurozone finance ministers agreed to a

MARKET REVIEW

four-month extension of the current Greek bailout package, buying time but leaving unresolved the question of how Greece will fund debt repayments during July and August 2015.

For the Reporting Period overall, commercial mortgage-backed securities generated the strongest positive returns within the broad fixed income market. Asset-backed securities also outperformed U.S. Treasuries, followed at some distance by mortgage-backed securities. Conversely, sovereign emerging markets debt and high yield corporate bonds underperformed U.S. Treasuries. Investment grade corporate bonds and agency securities also lagged U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 80 basis points to 1.92%.

Looking Ahead

At the end of the Reporting Period, we saw global growth improving, with an economic revival underway in Europe. Overall, we consider Europe the world’s most improved economy, boosted by the ECB’s unexpectedly aggressive quantitative easing. That said, longer-term momentum appears questionable, and we do not expect to see much of an increase in European inflation during the 2015 calendar year.

In terms of the U.S., we believe the labor market is nearing full recovery, and we expect economic growth to trend higher as the effects of the harsh 2015 winter subside and should consumers, as we anticipate, start spending money saved as a result of low oil prices. At the same time, U.S. dollar strength poses some potential downside risk for corporate earnings and exports. While a June 2015 interest rate hike from the Fed remains a possibility, we think an increase in September 2015 or later is more likely, due to the combination of U.S. dollar strength and, with the noted exceptions, broad global monetary policy easing.

At the end of the Reporting Period, we believed the fixed income markets were becoming more removed from fundamentals, as divergent central bank policies increasingly drove investment flows. We also believed that risks had increased, with Europe once again facing the threat of a Greek exit from the European Union and economic indicators suggesting that China may miss its 7% economic growth target.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -5.43%, -5.91%, -4.87%, -4.98% and -5.44%, respectively. These returns compare to the -3.30% average annual total return of the Fund’s benchmark, the Dynamic Emerging Markets Debt Fund Composite Index (the “Index”), which is comprised 50% of the J.P. Morgan Government Bond Index – Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), 25% of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and 25% of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) during the same time period. The components of the Fund’s blended benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated average annual total returns of -11.14%, 5.65% and 4.52%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2014, yields on 10-year U.S. Treasury securities declined. As U.S. Treasury yields fell, investors sought higher yields in riskier asset classes, and external emerging markets debt recorded strong gains for the second calendar quarter. Although U.S. Treasury yields continued to fall in the third calendar quarter, external emerging markets debt posted a modest decline, driven by weakness in the Venezuelan, Ukrainian and Russian debt markets. In the fourth calendar quarter, external emerging markets debt declined slightly, as the collapse in oil prices dampened the performance of oil-exporting countries such as Venezuela and ongoing geopolitical tension pressured Ukrainian debt. In the first quarter of 2015, external emerging markets debt advanced, fueled by a rally in the Argentinean debt market. For the Reporting Period overall, external emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, recorded a gain of 5.65%.

Local emerging markets debt generated positive returns during the first three months of the Reporting Period, benefiting from currency appreciation and changes in local interest rates. For the rest of Reporting Period, however, local emerging markets debt retreated, driven primarily by currency depreciation. For the Reporting Period overall, the asset class, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, recorded a negative return of -11.14%, largely as a result of currency depreciation. Emerging markets currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, declined, returning -9.83% during the Reporting Period.

In the emerging markets corporate bond sector, performance overall was affected by a number of macro and sector themes as well as by major corporate news headlines. The leading macro theme during the Reporting Period was the condition of the U.S. economy. Although U.S. economic news was generally positive, with growth in both the manufacturing and services sectors, payrolls data softened, putting the strength of the recovery into question. Chinese real estate dominated sector themes, with the Chinese government announcing a cut to China’s mortgage down-payment requirement and a reduction in its property transaction tax. Among major corporate news headlines was the corruption scandal at the Brazilian energy company Petrobras. Multiple

PORTFOLIO RESULTS

credit rating downgrades during the Reporting Period reflected Petrobras’ difficulty in funding its development plan and increasing production growth, which would help deleverage its balance sheet. Another corporate news headline involved Eskom. The chairman of the South African electric utility resigned after four company executives, including the chief executive officer and the chief financial officer, were suspended in the wake of a decision by Eskom’s board to institute a three-month inquiry into the state of the troubled company.

The emerging markets corporate bond sector saw approximately $371 billion of gross new issuance during calendar year 2014. During the first calendar quarter of 2015, approximately $73 billion in gross new issuance came to market.[1] After downgrading Russian sovereign debt during February 2015, Moody’s Investors Service downgraded most Russian banks and Russian corporate bonds to high yield status. As a result, in the March 2015 month-end balancing of the J.P. Morgan CEMBISM Broad Diversified Index, the ratio between investment grade emerging markets corporate bonds and high yield emerging markets corporate bonds shifted from 68%:32% to 65%:35%. Meanwhile, in March 2015, J.P. Morgan revised its global emerging markets corporate default rate forecast to 5.4%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s U.S. duration and yield curve strategy detracted most from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities

On the positive side, the Fund benefited from our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Sector positioning in external emerging markets debt, as well as issue selection among emerging markets corporate bonds, also added to relative returns.

[1]	Source: J.P. Morgan

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from its overweight position relative to the Index in Mexican local interest rates, which was accomplished through investments in local emerging markets bonds. In our view, Mexico has a conservative fiscal policy, a prudent monetary policy and an independent central bank. Its new government appears focused on a list of reforms that could improve competitiveness and increase oil production. An overweight in Dominican Republic local interest rates, accomplished through investments in local emerging markets bonds, also contributed positively. The Dominican Republic government has implemented significant fiscal reforms and reduced its fiscal deficit. Falling energy prices also seemed likely to benefit Dominican Republic’s current account. In addition, an underweight in the Brazilian real (accomplished through the use of forward foreign currency exchange contracts) added to returns. The Fund also benefited from an overweight in the corporate bonds of Chinese company CITIC Pacific. (In August 2014, CITIC Limited completed a reverse merger with CITIC Pacific, and the combined company was renamed CITIC Limited. (A reverse merger is used by private companies to become publicly traded without resorting to an initial public offering.))

Conversely, the Fund was hurt during the Reporting Period by its underweight in South Korean local interest rates (accomplished through investments in local emerging markets bonds), which performed well during the Reporting Period. The Fund was underweight South Korea because we considered its valuations rich. In addition, a position in the Polish zloty (accomplished through the use of forward foreign currency exchange contracts) detracted from relative performance. Because Poland’s economic fundamentals were relatively robust and its inflation remained low, we had expected to see sustained investment inflows and currency appreciation. However, the Polish zloty weakened, especially during September 2014 when the European Central Bank (“ECB”) cut interest rates. A position in the Turkish lira (accomplished through the use of forward foreign currency exchange contracts) also dampened returns as the currency weakened relative to other emerging markets currencies. We had expected the Turkish lira to outperform because of lower oil prices. Additionally, the Fund was hampered by a position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts). In our view, the Mexican peso was overly punished because of

PORTFOLIO RESULTS

plummeting oil prices. An overweight in Berau Coal Energy also dampened relative performance. The Indonesian coal producer was downgraded because of its lack of a tangible refinancing plan. At the end of the Reporting Period, we expected the company, which has a high cash balance, to make a refinancing plan available in the near future.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted from relative returns during the Reporting Period. The Fund held a short duration position relative to the Index, which hurt performance as interest rates fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, non-deliverable currency forwards, and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Credit default swaps were used to implement specific credit-related investment strategies. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund’s allocation to Indonesian local interest rates from an underweight position versus the Index to a neutral position. We moved the Fund from an underweight position in Hungarian local interest rates to a small overweight position. We increased the Fund’s allocation to Thai local interest rates from an underweight to an overweight. Additionally, we eliminated the Fund’s overweight to Colombian local interest rates and adopted an underweight position. We moved the Fund from an overweight in Mexican local interest rates to a neutral position compared to the Index. Near the end of the Reporting Period, we slightly decreased the Fund’s exposure to emerging markets corporate bonds as operating conditions grew challenging for many emerging markets companies. In early 2015, we meaningfully reduced the Fund’s short duration position relative to the Index, maintaining a more modest short duration position until late in the Reporting Period when we shifted the Fund to a neutral duration position relative to the Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held an overweight in Brazilian local interest rates, focused on a mix of Brazilian nominal and inflation linked bonds. The Fund was also overweight certain emerging countries based on our views of potential structural reform and improving macroeconomic dynamics. For example, the Fund was overweight Indonesia local interest rates given that the country’s president has what we consider a reform-minded agenda, including a reduction in fuel subsidies. Within external debt, the Fund held overweight positions at the end of the Reporting Period in certain emerging markets sovereign bonds based on valuations. For example, the Fund was overweight Dominican Republic external debt, largely because of the country’s low debt-to-Gross Domestic Product (“GDP”) ratio, strong growth and improving fiscal dynamics. Within emerging markets corporate bonds, the Fund maintained a selective overweight to names that, in our view, had strong balance sheets. For instance, we continued to favor the Chilean utility sector, which we believe is supported by a stable regulatory regime, relatively low political interference, high earnings visibility and solid growth prospects. Relative to its holdings of other emerging market currencies, the Fund was overweight in both the Indian rupee and Mexican peso at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	During the Reporting Period, we saw a clear divergence in the performance of external emerging markets debt and local emerging markets debt, as a U.S. Treasury rally boosted the

PORTFOLIO RESULTS

returns of external markets bonds and as currency weakness weighed heavily on local emerging markets debt. Going forward, we believe this divergence provides an opportunity for careful credit and currency selection as we seek to capitalize on the macroeconomic environment and its potential impact on country and credit fundamentals. That said, we expect currency weakness to help improve the balance of payments in emerging markets countries and make their exports more competitive, which over time can help reverse currency depreciation. Accordingly, we expect local emerging markets currency bonds to hold up well in the coming months and to continue offering attractive yields.

Meanwhile, investors have been apprehensive about the so-called “Fragile Five” (Brazil, India, Indonesia, South Africa and Turkey), countries with current account and capital account deficits and higher external financing needs. In comparison, a number of countries, such as India and Indonesia, have made adjustments, implementing interest rate hikes and fiscal policies to subdue capital flight. Recently, the inflation outlook of many emerging markets countries has improved, due in part to lower commodities prices. Overall, we believe many countries have made strides to reduce macroeconomic imbalances to ensure they are better positioned to withstand future financial shocks.

At the end of the Reporting Period, we had a cautious outlook on emerging markets corporate bonds. Although we think the sector’s fundamentals are challenged, we continue to believe emerging markets corporate bonds offer yield enhancement and diversification opportunities to investors. Overall, the level of leverage among emerging markets corporate bonds remains attractive, in our view, in comparison to U.S. corporate bonds.

FUND BASICS

Dynamic Emerging Markets Debt Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Dynamic Emerging Markets Debt Fund Composite Index[2]	J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index[3]	J.P. Morgan Govern- ment Bond Index (GBI-EMSM) Global Diversified Index[4]	J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index[5]	30-Day Standardized Subsidized Yield[6]	30-Day Standardized Unsubsidized Yield[6]
Class A	-5.43%	-3.30%	5.65%	-11.14%	4.52%	4.0%	-0.30%
Class C	-5.91	-3.30	5.65	-11.14	4.52	3.47	-1.27
Institutional	-4.87	-3.30	5.65	-11.14	4.52	4.50	0.93
Class IR	-4.98	-3.30	5.65	-11.14	4.52	4.43	-0.30
Class R	-5.44	-3.30	5.65	-11.14	4.52	3.93	-0.80

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dynamic Emerging Markets Debt Fund Composite Index is a composite of the J.P. Morgan Government Bond Index – Emerging Markets (GBI-EMSM) Global Diversified Index (Gross USD, Unhedged) (50%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (25%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (25%).

[3]	The J.P. Morgan EMBISM Global Diversified Index is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees or taxes. It is not possible to invest directly in an index.

[4]	The J.P. Morgan GBI-EMSM Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 16 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The J.P. Morgan CEMBISM Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/15	One Year	Since Inception	Inception Date
Class A	-9.73%	-6.44%	5/31/2013
Class C	-6.85	-4.60	5/31/2013
Institutional	-4.87	-3.58	5/31/2013
Class IR	-4.98	-3.80	5/31/2013
Class R	-5.44	-4.13	5/31/2013

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	3.55%
Class C	1.98	4.30
Institutional	0.89	3.21
Class IR	0.98	3.30
Class R	1.48	3.80

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN COUNTRY ALLOCATION[9]
	Percentage of Net Assets
	as of 3/31/15	as of 3/31/14
Mexico	10.4%	8.0%
Brazil	7.9	5.6
Turkey	6.4	8.1
Indonesia	6.2	3.6
United States	5.9	2.3
Chile	5.3	2.3
Peru	4.3	3.0
Columbia	4.2	4.7
Thailand	3.8	3.3
Domincan Republic	3.4	1.0

[9]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 9.8% as of 3/31/15 and 16.8% as of 3/31/14. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on May 31, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dynamic Emerging Markets Debt Fund Composite Index, which is comprised of J.P. Morgan EMBISM Global Diversified Index, J.P. Morgan GI-ESMSM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Dynamic Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 31, 2013 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Since Inception
Class A (Commenced May 31, 2013)
Excluding sales charges	-5.43%	-4.07%
Including sales charges	-9.73%	-6.44%

Class C (Commenced May 31, 2013)
Excluding contingent deferred sales charges	-5.91%	-4.60%
Including contingent deferred sales charges	-6.85%	-4.60%

Institutional (Commenced May 31, 2013)	-4.87%	-3.58%

Class IR (Commenced May 31, 2013)	-4.98%	-3.80%

Class R (Commenced May 31, 2013)	-5.44%	-4.13%

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 3.60%, 2.92%, 4.04% and 3.94%, respectively. These returns compare to the 5.65% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2014, yields on 10-year U.S. Treasury securities declined. As U.S. Treasury yields fell, investors sought higher yields in riskier asset classes, and external emerging markets debt recorded strong gains for the second calendar quarter. Although U.S. Treasury yields continued to fall in the third calendar quarter, external emerging markets debt posted a modest decline, driven by weakness in the Venezuelan, Ukrainian and Russian debt markets. In the fourth calendar quarter, external emerging markets debt declined slightly as the collapse in oil prices dampened the performance of oil-exporting countries such as Venezuela and ongoing geopolitical tension pressured Ukrainian debt. In the first quarter of 2015, external emerging markets debt advanced, fueled by a rally in the Argentinean debt market.

For the Reporting Period overall, external emerging markets debt, as represented by the Index, recorded a gain of 5.65%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately 72 basis points to close the Reporting Period 369 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets during the Reporting Period, as represented by the Index, were (in U.S. dollar terms1) Argentina (+24.67%), Jamaica (+16.83%) and Morocco (+16.06%). The weakest performing emerging external debt markets were Ukraine (-51.63%), Venezuela (-35.15%) and Ecuador (-7.17%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by country and issue selection of local emerging markets bonds. Sector positioning in emerging markets corporate bonds also hurt relative returns. In addition, our U.S. duration and yield curve strategy detracted from performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

On the positive side, the Fund benefited from our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, sector positioning among external emerging markets bonds added to returns. Issue selection among external emerging markets corporate bonds contributed positively.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund benefited during the Reporting Period from its overweight compared to the Index in Croatian external debt, which performed well on positive sentiment about the Croatian government’s efforts to reduce its fiscal deficit.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

Overweight positions in Dominican Republic external debt and local interest rates (accomplished through investments in local emerging markets bonds) also added to relative returns. The Dominican Republic government has implemented significant fiscal reforms and reduced its fiscal deficit. Falling energy prices also seemed likely to benefit Dominican Republic’s current account. Additionally, during the Reporting Period, a short position in the euro (accomplished by through the use of forward foreign currency exchange contracts) enhanced Fund results, as the euro depreciated versus the U.S. dollar. An underweight in the Brazilian real, accomplished through the use of forward foreign currency exchange contracts, also contributed positively. In addition, during the Reporting Period, the Fund benefited from an overweight in the corporate bonds of Chinese company CITIC Pacific. (In August 2014, CITIC Limited completed a reverse merger with CITIC Pacific, and the combined company was renamed CITIC Limited. (A reverse merger is used by private companies to become publicly traded without resorting to an initial public offering.))

Conversely, the Fund was hampered during the Reporting Period by its tactical trading of Venezuelan external bonds. After performing well in the second calendar of 2014, Venezuelan external debt declined during the third calendar quarter on the ouster of oil minister Rafael Ramirez and on falling oil prices. The drop in oil prices intensified after the Organization of Petroleum Exporting Countries (“OPEC”) announced in November 2014 that it would maintain its level of output. Given that oil accounts for approximately 95% of Venezuela’s export revenue, concern deepened about the impact of low oil prices on the country’s solvency, fueling a continued selloff in its external debt. The Fund was also hurt by its underweight positions in Hungarian external debt and South Korean local interest rates (accomplished through investments in local emerging markets bonds). Although we considered their valuations rich, Hungarian external debt and South Korean local bonds advanced during the Reporting Period. In addition, a position in the Polish zloty (accomplished through the use of forward foreign currency exchange contracts) detracted from relative performance. Because Poland’s economic fundamentals were relatively robust and its inflation remained low, we had expected to see sustained investment inflows and currency appreciation. However, the Polish zloty weakened, especially during September 2014 when the European Central Bank (“ECB”) cut interest rates. A position in the Turkish lira (accomplished through the use of forward foreign currency exchange contracts) also dampened returns as the currency weakened relative to other emerging markets currencies. We had expected the Turkish lira to outperform because of lower oil prices.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted from relative returns during the Reporting Period. The Fund held a short duration position relative to the Index, which hurt performance as interest rates fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, structured notes and non-deliverable currency forwards. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps, credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we shifted the Fund from a neutral position relative to the Index in Bulgarian external debt to an overweight position. We substantially increased the Fund’s overweight in Dominican Republic external debt. We also increased the Fund’s overweight in Croatian external debt. In addition, during the Reporting Period, we reduced the size of the Fund’s underweight in South Korean local interest rates. We moved the Fund from neutral positions compared to the Index in Hungarian and Turkish external debt to underweight positions. In early 2015, we meaningfully reduced the Fund’s short duration position relative to the Index, maintaining a more modest short

PORTFOLIO RESULTS

duration position until late in the Reporting Period when we shifted the Fund to a neutral duration position relative to the Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held overweight positions relative to the Index in Dominican Republic and Croatian external debt. Overall, the Fund was positioned with the aim of capitalizing on divergence in the economic growth and monetary policies of developed markets. For example, because of the ECB’s quantitative easing program, we consider certain Eastern European external debt, such as that of Bulgaria, relatively attractive. As a result, the Fund was overweight Bulgarian external bonds compared to the Index at the end of the Reporting Period. The Fund is also positioned to take advantage of idiosyncratic stories in various emerging markets countries. For instance, we believe the Venezuelan external bond market has already priced in the probability of a debt restructuring. Although an actual default might temporarily push prices lower, Venezuela’s external debt has, in our view, the potential for a significant recovery and the Fund held an overweight position relative to the Index at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	During the Reporting Period, external emerging markets debt recorded a positive return with less volatility than we would have expected. We found investors were most rattled by the precipitous drop in oil prices, which few had anticipated at the beginning of the Reporting Period. During the remainder of 2015, we believe potential gains are likely to be driven by investors’ ability to discern which countries were mispriced by the market in the oil-related selloff. We recognize that some of the largest oil exporters in the world are emerging markets countries, but we also note that they make up less than 30% of emerging countries’ aggregate Gross Domestic Product (“GDP”). This suggests to us that the net effect of lower oil prices on emerging markets growth should be positive, and we think commodity exporters generally have been disproportionately punished. In our view, bond pickers are likely to be rewarded by the external debt markets during 2015 overall, with continued dispersion of returns among countries.

Overall, at the end of the Reporting Period, we continued to have a long-term positive outlook on emerging markets debt. We continue to believe it is an attractive asset class for investors seeking diversification, lower correlations to traditional fixed income, and opportunities to maximize returns. In historical terms, we believe many portfolios have been under-allocated to emerging markets debt relative to those emerging nations’ portion of world GDP or bond market capitalization. Emerging markets economies, in our opinion, have become better able to withstand shocks to the global financial system, thanks in part to reserve accumulation and improved external debt positions. We continue to view emerging markets debt as a compelling strategic asset class that has the potential to provide investors with an attractive credit risk premium, given the strong credit profile and low debt levels of most emerging markets economies.

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.60%	5.65%	4.34%	4.34%
Class C	2.92	5.65	3.80	3.80
Institutional	4.04	5.65	4.89	4.89
Class IR	3.94	5.65	4.80	4.80

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.03%	5.65%	7.76%	8.70%	8/29/03
Class C	1.89	5.86	N/A	6.41	9/29/06
Institutional	4.04	7.01	8.64	9.53	8/29/03
Class IR	3.94	N/A	N/A	6.17	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.26%
Class C	2.00	2.01
Institutional	0.91	0.92
Class IR	1.00	1.01

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/15	as of 3/31/14
United States	14.7%	1.1%
Croatia	5.9	2.2
Dominican Republic	5.3	3.2
Mexico	5.1	4.4
Chile	3.8	2.9
Brazil	3.7	4.8
Costa Rica	3.6	3.0
Indonesia	3.4	3.8
Venezuela	3.4	3.5
Luxembourg	3.0	2.5

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 1.0% as of 3/31/15 and 6.7% as of 3/31/14. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 29, 2003)
Excluding sales charges	3.60%	6.63%	8.26%	9.13%
Including sales charges	-1.03%	5.65%	7.76%	8.70%

Class C (Commenced September 29, 2006)
Excluding contingent deferred sales charges	2.92%	5.86%	N/A	6.41%
Including contingent deferred sales charges	1.89%	5.86%	N/A	6.41%

Institutional (Commenced August 29, 2003)	4.04%	7.01%	8.64%	9.53%

Class IR (Commenced July 30, 2010)	3.94%	N/A	N/A	6.17%

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 1.21%, 0.46%, 1.56%, 0.90%, 1.32% and 0.95%, respectively. These returns compare to the 2.00% average annual total return of the Fund’s benchmark, the Barclays U.S. Corporate High-Yield, 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield bond market as a whole during the Reporting Period?

A	During the Reporting Period overall, high yield corporate bonds generated a small gain, with higher quality credits performing best. Option adjusted spreads widened approximately 108 basis points during the Reporting Period, ending March 2015 at 466 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds underperformed high yield loans, as represented by the Barclays Bank Loan Index/U.S. High-Yield Loan Index.

Issuance was strong during the Reporting Period overall, with approximately $363 billion in new high yield corporate bonds priced. Refinancing was the primary use of proceeds during the first half of the Reporting Period. Interestingly, for the first time in six years, the majority of lower quality new issuance during 2014 was used for refinancing. In the second half of the Reporting Period, refinancing activity decreased and acquisition financing increased. Meanwhile, demand was tepid during the Reporting Period, with high yield corporate bond mutual funds experiencing approximately $17.2 billion in investment outflows.[1]

The default rate for high yield corporate bonds remained low in historical terms, helped by healthier corporate balance sheets.

[1]	Source: J.P. Morgan.

However, the default rate increased during the Reporting Period as a result of the default of power company Energy Future Holdings. Default volume rose to a five-year high during 2014, but excluding the Energy Future Holdings default, the calendar year ended with the lowest default volume since 2007. For the Reporting Period overall, there were 25 defaults among high yield issuers, affecting approximately $71.77 billion in bonds. The 12-month par-weighted default high yield corporate bond rate through March 31, 2015 was 3.00%.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration positioning detracted from its relative performance during the Reporting Period. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) In addition, as spreads (yield differentials between high yield corporate bonds and U.S. Treasury securities of similar maturity) widened, the Fund was hampered by its overweight position in intermediate spread duration credits (between four and nine years) and its underweight positions in short duration spread credits (less than four years) and long duration spread credits (more than nine years). (Spread duration represents the price sensitivity of a high yield bond to a change in spreads.) The Fund was also hurt by an overweight in lower credit quality issues and an underweight in higher credit quality issues. An overweight in emerging markets high yield corporate bonds detracted marginally from Fund returns.

Conversely, the Fund benefited from its overweight position in high yield loans, which outperformed high yield corporate bonds during the Reporting Period. Overweight exposure to non-rated credits also contributed positively.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s overweight in lower credit quality credits, in particular its overweight position in CCC-rated bonds, and its underweight position in higher credit quality credits,

PORTFOLIO RESULTS

particularly BB-rated bonds, detracted from relative results, as higher credit quality bonds outperformed lower credit quality bonds during the Reporting Period.

In terms of sector positioning, the Fund was hurt by an underweight in utilities (especially gas and electric utilities) and technology. Overweight positions in gaming and lodging also detracted from returns. Conversely, the Fund benefited from an overweight position in the commercial services sector. An underweight in the energy sector was also advantageous, as oil prices declined during the Reporting Period.

With regard to individual issue selection, the Fund’s overweight positions in Samson Investment Company, Resolute Energy and Chaparral Energy — all oil and natural gas producers — dampened performance. On the positive side, the Fund benefited from its lack of exposure to Cliffs Natural Resources, an iron ore and coal producer and Alpha Natural Resources, which produces metallurgical coal. An overweight in SandRidge Energy, an oil and natural gas exploration company, also added to Fund performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning hurt its performance relative to the Index. More specifically, the Fund was hampered by its short duration position as interest rates declined.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. In addition, during the Reporting Period, the Fund used U.S. Treasury futures, Eurodollar futures and interest rate swaps to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s positioning in defensive industries, such as packaging and non-cable media, while reducing the size of its underweight to energy. We increased the Fund’s exposure to the telecommunications sector where valuations have been supported by mergers and acquisition activity.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in certain cyclical industries, such as commercial services and gaming. It was underweight compared to the Index in utilities, energy, aerospace and defense and metals and mining. The Fund continued to have exposure to industries sensitive to the U.S. economy, including communications, hospitals and housing, at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive outlook on high yield corporate bonds, because we believed high yield corporate bond spreads could tighten during the next six to nine months as the credit cycle continues to mature. That said, we have seen some signs of excess in the primary high yield corporate bond market, as more proceeds are used to fund acquisition activity, including leveraged buyouts and mergers and acquisitions deals. Accordingly, we plan to be vigilant in the management of the Fund’s exposure to CCC-rated bonds. We may consider adding to the Fund’s risk exposures by purchasing select B-rated bonds should they offer a yield pickup relative to BB-rated bonds. In addition, because we anticipate persistently higher levels of volatility as 2015 progresses, we plan to focus on ensuring that the Fund has adequate liquidity.

Looking ahead, we acknowledge that lower oil prices and the potential for further declines among energy and energy-related companies could dampen investor sentiment for high yield corporate bonds. However, we believe the risk is likely to become increasingly idiosyncratic and name specific. Meanwhile, the appreciation of the U.S. dollar and upward wage pressure are likely, in our view, to lead to lower profits for U.S. high yield corporate bond issuers. At the same time, we believe more robust U.S. economic conditions can bolster already solid fundamentals and be supportive of high yield issuers that generate a significant percentage of their revenues in U.S. dollars. In broad terms, we consider the credit markets healthy and robust, reflecting ample access to funding in public debt markets for adequately capitalized companies.

FUND BASICS

High Yield Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Corporate High- Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.21%	2.00%	4.61%	4.58%
Class C	0.46	2.00	4.07	4.04
Institutional	1.56	2.00	5.17	5.14
Service	0.90	2.00	4.67	4.64
Class IR	1.32	2.00	5.08	5.05
Class R	0.95	2.00	4.57	4.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Corporate High-Yield, 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.34%	6.61%	6.25%	6.33%	8/1/97
Class C	-0.55	6.78	5.96	5.85	8/15/97
Institutional	1.56	7.94	7.12	7.00	8/1/97
Service	0.90	7.41	6.56	6.45	8/1/97
Class IR	1.32	7.88	N/A	7.18	11/30/07
Class R	0.95	7.31	N/A	6.63	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.05%
Class C	1.81	1.81
Institutional	0.72	0.72
Service	1.22	1.22
Class IR	0.81	0.81
Class R	1.31	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval. For the most recent reporting period, the Fund does not have any material fee waiver or expense reimbursements and as such the Net and Gross expense ratios will be the same.

FUND BASICS

TOP TEN ISSUERS AS OF 3/31/15[6]
Company	% of Net Assets	Line of Business
HCA, Inc.	1.0%	Health Care – Services
Sprint Corp.	0.9	Telecommunications – Cellular
Softbank Corp.	0.7	Telecommunications – Cellular
HCA, Inc.	0.7	Health Care – Services
Reynolds Group Issuer, Inc.	0.7	Packaging
CHS/Community Health Systems, Inc.	0.7	Health Care – Services
Intelsat Luxembourg SA	0.6	Telecommunications – Satellites
HD Supply, Inc.	0.6	Consumer Products – Industrial
Gates Global LLC	0.6	Automotive Parts
HCA, Inc.	0.6	Health Care – Services

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 3/31/15	as of 3/31/14
Telecommunications	11.3%	10.5%
Media	9.8	8.0
Energy	9.8	12.5
Health Care	8.9	7.1
Technology	6.1	4.9
Finance	5.8	6.6
Consumer Products	5.2	4.9
Gaming	4.1	5.9
Banks	3.5	1.8
Retailers	3.4	4.0

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 1, 1997)
Excluding sales charges	1.21%	7.58%	6.74%	6.61%
Including sales charges	-3.34%	6.61%	6.25%	6.33%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.46%	6.78%	5.96%	5.85%
Including contingent deferred sales charges	-0.55%	6.78%	5.96%	5.85%

Institutional Class (Commenced August 1, 1997)	1.56%	7.94%	7.12%	7.00%

Service (Commenced August 1, 1997)	0.90%	7.41%	6.56%	6.45%

Class IR (Commenced November 30, 2007)	1.32%	7.88%	N/A	7.18%

Class R (Commenced November 30, 2007)	0.95%	7.31%	N/A	6.63%

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.01%, 1.15%, 2.26%, 2.27% and 1.67%, respectively. These returns compare to the 2.74% average annual total return of the Fund’s benchmark, the Barclays U.S. High-Yield Loans Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans recorded a modest gain during the Reporting Period, with lower quality CCC-rated loans performing best. High yield loan spreads (or yield differentials with duration-equivalent U.S. Treasury securities) widened by approximately 11 basis points, ending the Reporting Period at 451 basis points. (A basis point is 1/100th of a percentage point.) The weighted average price for the loans in the Index decreased from $98.91 to $97.13.

The technical backdrop for high yield loans was challenging. Issuance remained robust, with $467 billion of new high yield loans brought to market during 2014. An increasing amount of the proceeds were used to finance mergers and acquisitions activity. At the same time, however, high yield loan mutual funds experienced record investment outflows, as investors grew more concerned about potential credit quality degradation and less concerned about holding low duration, floating rate assets in the falling interest rate environment. In 2014 alone, the high yield loan market saw investment outflows of approximately $23.8 billion. For the Reporting Period overall, there were approximately $36.5 billion in investment outflows from high yield loan mutual funds.

During the Reporting Period, the default rate for high yield loans remained below the historical average, helped by healthier corporate balance sheets. Default volume rose to a five-year high during 2014, but excluding defaults by Energy Future Holdings and Caesars Entertainment, the calendar year ended with the lowest default volume since 2007. There were 14 defaults among high yield loan issuers during the Reporting Period as a whole, affecting $31.5 billion in high yield loans. The trailing 12-month default rate through March 31, 2015 was 3.97%, or 1.49% when the default of Energy Future Holdings is excluded. (All data per JPMorgan.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s exposure to the high yield corporate bond market was most responsible for its underperformance of the Index during the Reporting Period. More specifically, the Fund was hampered by its overweight in intermediate spread duration loans (between four and nine years) and its underweight in short duration spread loans (less than four years), as spreads widened. (Spread duration represents the price sensitivity of a high yield loan to a change in spreads.) On the positive side, individual issue selection and sector positioning within the high yield loan market added to relative returns.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	Overall during the Reporting Period, the Fund’s lower quality bias, namely an overweight in CCC-rated loans compared to the Index, added to relative performance. An overweight in Canadian-domiciled high yield loans also contributed positively.

Relative to sector positioning within the high yield loan market, the Fund’s underweights in consumer services, electric utilities and energy added to relative results.

PORTFOLIO RESULTS

Detracting from relative returns were the Fund’s overweight positions in transportation and cellular telecommunications and its underweight position in health care.

In terms of individual issue selection, the Fund benefited from its lack of exposure to Energy Future Holdings, an electric utility company Ocean Rig, a drilling contractor; and Fieldwood Energy, which focuses on the acquisition and development of conventional oil and gas assets. Fund returns were dampened by overweights in oil and natural gas company American Energy Marcellus; advertising and promotional products and services firm Checkout Holding, ; and stock photo agency Getty Images.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. The Fund also employed interest rate swaps as a cost-efficient instrument to provide us with greater precision and versatility in the management of duration. Interest rate swaps were only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we focused on industries with defensive characteristics and in names where, in our view, we had reasonable visibility into operating performance. Overall, we increased the Fund’s overweight relative to the Index in communications, commercial services and food and beverage providers. We also increased the Fund’s exposure to residential and non-residential loans within the building materials industry and to consumer-oriented industries, such as retail, auto, lodging and transportation.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in communications (i.e., non cable media and cellular telecommunications), commercial services (i.e., packaging and transportation) and food and beverage providers. It was underweight compared to the Index in energy, utilities, commercial services and technology.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we remained positive on high yield loans, largely because we believed spreads offered compensation for the potential of credit defaults. That said, we acknowledge risks have increased as the commodities markets seek equilibrium and as weak global economic growth weighs on investor sentiment. At this point in the credit cycle, we believe credit quality is likely to have peaked and in our view, the recent degradation seen in new issuance terms may start to manifest itself through an increase in the number of defaults.

Relative to our positioning, we intend to continue to be vigilant in credit selection with a focus on higher quality, higher performing non-investment grade loans. We may make selective purchases lower on the capitalization structure in names about which we have particular conviction. As always, most of the Fund’s investments will be concentrated in higher quality issues — more specifically, on first lien, senior secured debt — with an emphasis on default loss mitigation.

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. High-Yield Loans Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.01%	2.74%	3.38%	3.36%
Class C	1.15	2.74	2.70	2.68
Institutional	2.26	2.74	3.79	3.77
Class IR	2.27	2.74	3.70	3.68
Class R	1.67	2.74	3.20	3.17

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. High-Yield Loans Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the Index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. The Index figures do not reflect any deductions for fees or expenses. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Since Inception	Inception Date
Class A	-0.26%	2.72%	3/31/11
Class C	0.14	2.54	3/31/11
Institutional	2.26	3.68	3/31/11
Class IR	2.27	3.61	3/31/11
Class R	1.67	3.05	3/31/11

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	0.97%
Class C	1.72	1.73
Institutional	0.63	0.63
Class IR	0.72	0.73
Class R	1.21	1.22

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/15	as of 3/31/14
Food & Beverages	6.4%	7.4%
Health Care	6.2	4.9
Retailers	6.0	5.1
Services Cyclical – Business Services	4.7	3.2
Media – Broadcasting & Radio	4.2	6.3
Airlines	3.8	4.3
Health Care – Services	3.6	4.2
Media – Cable	3.6	4.2
Media – Non Cable	3.3	1.5
Wireless Telecommunications	3.3	5.5

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on March 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. High-Yield Loans Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/ country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Floating Rate Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 31, 2011 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Since Inception
Class A (Commenced March 31, 2011)
Excluding sales charges	2.01%	3.30%
Including sales charges	-0.26%	2.72%

Class C (Commenced March 31, 2011)
Excluding contingent deferred sales charges	1.15%	2.54%
Including contingent deferred sales charges	0.14%	2.54%

Institutional (Commenced March 31, 2011)	2.26%	3.68%

Class IR (Commenced March 31, 2011)	2.27%	3.61%

Class R (Commenced March 31, 2011)	1.67%	3.05%

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 5.94%, 6.41%, 6.32% and 6.41%, respectively. These returns compare to the 6.74% average annual total return of the Fund’s benchmark, the Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	In the second quarter of 2014 when the Reporting Period began, investment grade corporate bonds generated positive returns. Investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, tightened by approximately eight basis points to end the second calendar quarter at 104 basis points. (A basis point is 1/100th of a percentage point.) European investment grade corporate bonds outperformed U.S. investment grade corporate bonds, driven by the European Central Bank’s (“ECB”) accommodative monetary policy as well as by improving financial conditions and modest economic growth in the region. In the third quarter of 2014, investment grade corporate bonds lost ground. Investment grade credit spreads widened by approximately five basis points, ending the third calendar quarter at 109 basis points. Still, European investment grade corporate bonds continued to outperform U.S. investment grade corporate bonds. During the fourth calendar quarter, investment grade corporate bonds retreated amid heightened market volatility. Investment grade credit spreads widened by approximately 14 basis points, ending the fourth calendar quarter at 123 basis points. European investment grade corporate bonds continued to outperform U.S. investment grade corporate bonds. In the first quarter of 2015, the performance of investment grade corporate bonds was generally flat, with spreads widening by approximately one basis point to 124 basis points. U.S. investment grade corporate bonds outperformed European investment grade corporate bonds, as the ECB’s quantitative easing program increased investors’ appetite for European government bonds.

Issuance was strong during the Reporting Period overall. In the second calendar quarter, U.S. new issuance was approximately $292 billion, while European new issuance was approximately $179 billion. Global mergers and acquisitions activity was robust, as U.S. companies bought European businesses for their cash balances and for tax efficiency reasons. During the third calendar quarter, U.S. new issuance was approximately $234 billion, and European new issuance was approximately $117 billion. Mergers and acquisitions activity increased, with a significant portion driven by pharmaceutical and health care companies seeking to unlock overseas cash and manage their tax rates through corporate inversions. (A corporate inversion is the reincorporation of a company overseas in order to reduce the tax burden on income earned abroad.) In September 2014, the U.S. Treasury Department issued new policies discouraging corporate inversions. In the fourth calendar quarter, U.S. new issuance was approximately $253 billion, and European new issuance was approximately $124 billion. Issuance remained strong during the first quarter of 2015, with U.S. new issuance of approximately $281 billion and European new issuance of approximately $200 billion. Also in the first calendar quarter, European banks were

PORTFOLIO RESULTS

downgraded by credit ratings agencies as they appeared less likely to receive future government support under new legislation from the European Union.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, largely due to our duration strategy. The Fund’s duration and yield curve positioning hurt relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. Our cross-sector strategy also detracted from performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. On the positive side, individual issue selection among investment grade corporate bonds added to relative returns.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	The Fund was hampered by its overweight position relative to the Index in investment grade corporate bonds, as spreads widened between October 2014 and March 2015. However, the Fund benefited overall from its underweight in longer-term investment grade corporate bonds, its overweight in investment grade corporate bonds in the banking sector and its underweight in higher credit quality investment grade corporate bonds. Its underweight in emerging markets debt was advantageous, as oil price volatility dampened returns in the sector.

Individual issue selection of investment grade corporate bonds added to the Fund’s relative performance. More specifically, the Fund benefited from select investments along the yield curve, within specific industries and based on credit quality. For example, issue selection among investment grade corporate bonds in the financials sector enhanced results. Issue selection within the Fund’s government/swaps strategy also contributed positively. Partially offsetting these gains was issue selection in emerging markets debt.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning detracted from relative returns. The Fund held a short duration bias relative to the Index throughout the Reporting Period. This positioning hurt Fund results as U.S. interest rates trended lower, especially during an uptick in equity market volatility in October 2014, amidst a drop in oil prices during November and December 2014, and as concern about the prospects for future U.S. economic growth and employment affected the yield curve views of some market participants during the first quarter of 2015. Ten-year U.S. Treasury yields fell from 2.72% at the beginning of the Reporting Period to 1.92% at the end of the Reporting Period. Yields on 30-year U.S. Treasury securities started the Reporting Period at 3.56% and ended the Reporting Period at 2.54%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, it used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). It utilized forward foreign currency exchange contracts to hedge currency exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Throughout the Reporting Period, the Fund held an overweight position in investment grade corporate bonds. In late July 2014, we decreased the size of that overweight because we believed the U.S. economy was improving and the Federal Reserve might consider raising interest rates. In addition, investment grade corporate bonds have historically

PORTFOLIO RESULTS

experienced weak performance during the late summer. During September 2014, we increased the Fund’s positioning in investment grade corporate bonds because, in our view, valuations had improved and default expectations remained low. Toward the end of 2014, because of market conditions, we scaled back the Fund’s positioning in investment grade corporate bonds to a modest overweight. The Fund continued to have a moderate overweight position in investment grade corporate bonds at the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in pipelines, real estate investment trusts (REITs), wirelines and media cable investment grade corporate bonds. Compared to the Index, it was underweight health care, energy, railroads and technology investment grade corporate bonds. We generally favored lower credit quality issues and short-term and intermediate-term maturities at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed investment grade corporate bonds were likely to benefit from solid corporate fundamentals, a healthy U.S. macroeconomic outlook and a recovery in Europe. We also thought moderate economic growth, weak inflation and accommodative monetary policy would continue to support credit risk appetite. However, because of uncertainty about the direction of oil prices and U.S. Treasury yields, we were targeting a slightly overweight to neutral position relative to the Index in investment grade bonds at the end of the Reporting Period.

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.94%	6.74%	2.47%	2.35%
Institutional	6.41	6.74	2.90	2.78
Class IR	6.32	6.74	2.81	2.69
Separate Account Institutional	6.41	6.74	2.90	2.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.93%	5.90%	4.58%	4.56%	11/3/03
Institutional	6.41	7.10	5.35	5.30	11/3/03
Class IR	6.32	N/A	N/A	5.75	7/29/11
Separate Account Institutional	6.41	7.11	5.39	5.33	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.85%
Institutional	0.38	0.51
Class IR	0.47	0.60
Separate Account Institutional	0.38	0.51

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association and Federal Home Loan Mortgage Corp., which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATION[8]
	Percentage of Net Assets
	as of 3/31/15	as of 3/31/14
Banks	18.1%	17.5%
Real Estate Investment Trusts	8.0	7.5
Energy	5.5	6.4
Pipelines	4.8	4.9
Retailers	4.7	0.8
Wirelines Telecommunications	4.3	6.5
Electric	4.2	5.0
Food & Beverage	4.2	2.5
Media	3.7	2.8
Pharmaceuticals	3.7	0.0

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015 of a $10,000 investment made on April 1, 2005 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Credit Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional and Class IR Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	5.94%	6.72%	4.98%	4.91%
Including sales charges	1.93%	5.90%	4.58%	4.56%

Institutional (Commenced November 3, 2003)	6.41%	7.10%	5.35%	5.30%

Separate Account Institutional (Commenced November 3, 2003)	6.41%	7.11%	5.39%	5.33%

Class IR (Commenced July 29, 2011)	6.32%	N/A	N/A	5.75%

PORTFOLIO RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -12.92%, -13.43%, -12.50% and -12.70%, respectively. These returns compare to the -11.14% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index – Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2014, local emerging markets debt generated positive returns, benefiting from currency appreciation and changes in local interest rates. For the rest of Reporting Period, however, local emerging markets debt retreated, driven primarily by currency depreciation.

During the Reporting Period overall, the asset class, as represented by the Index, recorded a return of -11.14%, largely as a result of currency depreciation. Emerging markets currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, declined, returning -9.83% during the Reporting Period. Among countries, on a total return basis, the weakest performers (in U.S. dollar terms1) during the Reporting Period were Russia (-48.69%), Nigeria (-13.53%) and Colombia (-10.69%). The top performers were the Philippines (+17.38%), Thailand (+8.96%), and Indonesia (+8.17%).

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s U.S. duration and yield curve strategy detracted most from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities

On the positive side, the Fund benefited from our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, our country and issue selection of external emerging markets debt contributed positively. Issue selection of local emerging markets bonds also added to relative returns.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A

During the Reporting Period, the Fund benefited from its overweight position relative to the Index in Dominican Republic local interest rates. The Dominican Republic government has implemented significant fiscal reforms and reduced its fiscal deficit. Falling energy prices also seemed likely to benefit Dominican Republic’s current account. Additionally, during the Reporting Period, an overweight in Mexican local interest rates enhanced relative returns. In our view, Mexico has a conservative fiscal policy, a prudent monetary policy and an independent central bank. Its new government appears focused on a list of reforms that could improve competitiveness and increase oil production. The Fund also benefited from its overweight in Brazilian local interest rates, focused on a mix of Brazilian nominal and

PORTFOLIO RESULTS

inflation linked bonds. In Brazil, a conservative economic cabinet was introduced following the presidential elections in October 2014, raising hopes for more prudent lending by public sector banks and for the country’s rebuilding of its fiscal credibility. An underweight in the Brazilian real (accomplished through the use of forward foreign currency exchange contracts) contributed positively.

Conversely, the Fund was hindered during the Reporting Period by its underweight in South Korean local interest rates. The Fund was underweight because we considered its valuations rich, but South Korea’s local bonds advanced during the Reporting Period. In addition, a position in the Polish zloty (accomplished through the use of forward foreign currency exchange contracts) detracted from relative performance. Because Poland’s economic fundamentals were relatively robust and its inflation remained low, we had expected to see sustained investment inflows and currency appreciation. However, the Polish zloty weakened, especially during September 2014 when the European Central Bank (“ECB”) cut interest rates. A position in the Turkish lira (accomplished through the use of forward foreign currency exchange contracts) also dampened returns as the currency weakened relative to other emerging markets currencies. We had expected the Turkish lira to outperform because of lower oil prices. Additionally, the Fund was hampered during the Reporting Period by a position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts). In our view, the Mexican peso was overly punished because of plummeting oil prices.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s U.S. duration and yield curve positioning detracted from relative performance. The Fund held a short duration position relative to the Index, which hurt returns as interest rates fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies.

Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the size of the Fund’s underweight relative to the Index in South Korean local interest rates. We moved the Fund from a neutral position in Thai local interest rates to an overweight position. In addition, we shifted the Fund from underweight positions versus the Index in Indonesian and Polish local interest rates to neutral positions. Also, during the Reporting Period, we eliminated the Fund’s overweight in Colombian local interest rates and adopted an underweight position. In early 2015, we meaningfully reduced the Fund’s short duration position relative to the Index, maintaining a more modest short duration position until late in the Reporting Period when we shifted the Fund to a neutral duration position relative to the Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

PORTFOLIO RESULTS

A	At the end of the Reporting Period, the Fund was positioned to express a number of key themes. First, we expect winners and losers to emerge in the current environment of low commodities prices. For this reason, the Fund held a position in the South African rand at the end of the Reporting Period. We believe lower oil prices can support an improvement in South Africa’s current account. For similar reasons, the Fund was overweight Dominican Republic local interest rates at the end of the Reporting Period. Second, we think 2014 election results may pave the way for structural reforms in a number of emerging markets countries. Accordingly, the Fund maintained a large overweight in Brazilian local interest rates and a position in the Indian rupee. Third, we seek to capitalize on divergence in the economic growth and monetary policies of developed markets. For instance, Mexico remains closely tied to the U.S. economy, and we believe it should benefit should the U.S. economy continue to outperform the rest of the developed world. As a result, the Fund held a position in the Mexican peso at the end of the Reporting Period. In addition, low inflation in Europe and ongoing monetary easing by the ECB led us to overweight Hungarian local interest rates. Despite many rate cuts by the country’s central bank, Hungary continues to struggle with weak inflation and sluggish economic activity, which could potentially lead to additional rate cuts that have not been priced in by the market.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Local emerging markets debt declined during the Reporting Period, with currencies taking the brunt of the selloff and local interest rates providing a small buffer. However, we believe there has been a disproportionate focus on what may have caused the decline. Whether it originated with the surging U.S. dollar, lower commodity prices or less demand for emerging markets assets, we think it is important to remember that weaker currencies tend to have benefits. Currency depreciation, for example, can help correct a country’s balance of payments (through a pick-up in exports and a contraction in imports) and can boost current account surpluses. Orderly currency depreciation, limited inflationary pass-through and overall downward pressure on inflation driven by falling commodity prices can also enhance the attractiveness of emerging markets currencies, in our view. Indeed, we believe the present currency weakness lays a foundation for improved currency performance in the future, and at the end of the Reporting Period, we awaited signs of a turnaround in emerging markets’ exports, economic growth and balance of payments.

Looking ahead, we expect country selection to be critical, as not all emerging markets were equally affected by currency depreciation during the Reporting Period. Inflationary pressures, in our view, will continue to fade. In addition, the highly accommodative policies of the ECB and the Bank of Japan reinforce our case that local emerging markets debt may be an attractive source of yield and positive returns. Although eventual Federal Reserve tightening might lead to a selloff at first, we believe a potential interest rate hike has been well telegraphed and a gradual increase in U.S. interest rates should not be a problem for emerging markets countries. In addition, we believe potential gains during the remainder of 2015 are likely to be driven by investors’ ability to discern which countries were mispriced by the market during oil price-related declines. Although some of the largest oil exporters in the world are emerging markets countries, they make up less than 30% of emerging countries’ aggregate Gross Domestic Product (“GDP”).

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	J.P. Morgan Government Bond Index - Emerging Markets (GBI-EMSM) Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-12.92%	-11.14%	5.21%	5.49%
Class C	-13.43	-11.14	4.70	4.98
Institutional	-12.50	-11.14	5.80	6.08
Class IR	-12.70	-11.14	5.71	6.01

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 16 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-16.87%	-1.16%	-0.24%	2/15/08
Class C	-14.29	-0.97	-0.30	2/15/08
Institutional	-12.50	0.13	0.77	2/15/08
Class IR	-12.70	N/A	-0.66	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.36%
Class C	2.01	2.12
Institutional	0.92	1.02
Class IR	1.01	1.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/15	as of 3/31/14
Brazil	11.6%	10.4%
Thailand	9.5	9.4
Mexico	9.0	6.2
Indonesia	8.7	5.4
Colombia	8.1	8.3
Turkey	7.8	7.7
Poland	5.8	3.8
United States	6.9	3.0
South Africa	5.1	3.7
Russia	4.6	7.5

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on February 15, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 15, 2008 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced February 15, 2008)
Excluding sales charges	-12.92%	-0.24%	0.41%
Including sales charges	-16.87%	-1.16%	-0.24%

Class C (Commenced February 15, 2008)
Excluding contingent deferred sales charges	-13.43%	-0.97%	-0.30%
Including contingent deferred sales charges	-14.29%	-0.97%	-0.30%

Institutional (Commenced February 15, 2008)	-12.50%	0.13%	0.77%

Class IR (Commenced July 30, 2010)	-12.70%	N/A	-0.66%

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 5.01%, 5.46%, 5.26% and 5.46%, respectively. These returns compare to the 5.41% average annual total return of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2014 when the Reporting Period began, the mortgage-backed securities market rallied as robust demand outstripped supply. Mortgage-backed securities spreads (or yield differentials versus U.S. Treasury securities) tightened on muted housing activity and limited supply. In the third calendar quarter, mortgage-backed securities retraced some of their gains. Mortgage-backed securities spreads versus U.S. Treasury securities were roughly flat despite the Federal Reserve (the “Fed”) reassuring the market it would continue reinvesting the principal payments from its agency mortgage-backed securities holdings. The performance of mortgage-backed securities was generally flat compared to duration-equivalent U.S. Treasuries during the fourth calendar quarter. In October 2014, as expected, the Fed ended its quantitative easing asset purchase program. Mortgage-backed securities spreads narrowed slightly in the fourth calendar quarter, despite the end of the Fed’s large-scale purchases in the sector. Mortgage-backed securities generated positive absolute returns in the first quarter of 2015 but underperformed comparable duration U.S. Treasury securities, which rallied on relative dovish messaging from the Fed A dovish economy would tend to indicate lower interest rates; a dovish action or event is one that is not strong or aggressive (opposite of hawkish).

At the same time, mortgage-backed securities spreads widened modestly as market forecasts for net new issuance were revised higher and prepayment speeds increased.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited most from its positioning in the securitized sector. Our cross-sector strategy also enhanced relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Additionally, our government/swaps strategy added to relative performance.

The management of the Fund’s duration and yield curve positioning detracted from relative returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A

The Fund’s positioning in the securitized sector added to relative performance. More specifically, issue selection among agency mortgage-backed securities and the Fund’s positioning in the coupon stack (i.e., across securities with different coupons) contributed positively. The Fund benefited from its underweight position in Ginnie Mae (“GNMA”) mortgage-backed securities as prepayment speeds increased near the end of the Reporting Period after the Federal Housing Administration lowered mortgage insurance premiums and some homeowners refinanced to get the lower fee. In addition, individual issue selection of commercial mortgage-backed securities (“CMBS”) and

PORTFOLIO RESULTS

non-agency residential mortgage-backed securities (“RMBS”), as well as overweight positions in both sectors, enhanced relative performance.

There were no segments of the U.S. mortgage-backed securities sector that detracted meaningfully from relative returns during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s underweight position in the front, or short-term, end of the U.S. Treasury yield curve detracted from performance, especially as interest rates fell during May, August and October 2014. Still, for the Reporting Period as a whole, the shorter end of the U.S. Treasury yield curve rose as the timing of a potential Fed rate hike seemed to move closer. Overall, during the Reporting Period, yields at the intermediate-term and longer-term segments of the U.S. Treasury yield curve fell in response to rising geopolitical concerns, worries about Eurozone growth and stability, monetary policy easing by the European Central Bank that drove an increase in U.S. Treasury purchases by non-U.S. investors, and softer U.S. economic data in the first quarter of 2015.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. It used Eurodollar futures to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used swaptions to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets. The Fund also employed index total return swaps to efficiently manage the Fund’s mortgage-backed securities exposure. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis and to hedge the Fund’s CMBS exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	For most of the Reporting Period, the Fund generally held an underweight relative to the Index in agency mortgage-backed securities — occasionally shifting the size of that underweight position as we deemed necessary — based on our views of potential market reaction to Fed tapering comments and developments affecting the mortgage-backed securities market, such as news about issuance. In addition, we decreased the Fund’s underweight position in the front, or short-term, and intermediate-term segments of the U.S. Treasury yield curve during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in CMBS, agency collateralized mortgage obligations and agency adjustable-rate mortgages (“ARMs”). It was underweight compared to the Index in pass-through mortgage-backed securities and asset-backed securities (“ABS”). (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) At the end of the Reporting Period, the Fund also had positions in U.S. government bonds, non agency ARMs and Federal Family Education Loan Program (“FFELP”) student loan ABS, which are not represented in the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected to maintain the Fund’s underweight position in agency mortgage-backed securities, as we believe less demand from the Fed, increased refinancing activity and higher issuance are likely to push mortgage-backed securities spreads wider. Overall, the Fund’s key positions at the end of the Reporting Period were its underweight to GNMA mortgage-backed securities, its modest underweight in 15-year mortgage-backed securities versus 30-year mortgage-backed securities, and its modest overweight to agency multifamily mortgage-backed securities. At the end of the Reporting Period, we favored senior collateralized loan obligations, which we believed offer attractive spreads and high levels of credit enhancement. Among high quality ABS, we saw value in bank credit card ABS, as we expect them to benefit from strong liquidity and a low historical default rate.

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014–March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.01%	5.41%	1.75%	1.53%
Institutional	5.46	5.41	2.15	1.93
Class IR	5.26	5.41	2.05	1.83
Separate Account Institutional	5.46	5.41	2.15	1.92

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.05%	3.19%	3.87%	3.87%	11/3/03
Institutional	5.46	4.38	4.65	4.62	11/3/03
Class IR	5.26	N/A	N/A	3.79	7/29/11
Separate Account Institutional	5.46	4.36	4.67	4.64	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.96%
Institutional	0.38	0.63
Class IR	0.49	0.73
Separate Account Institutional	0.38	0.62

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investment represents a repurchase agreement. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional and Class IR Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	5.01%	3.99%	4.27%	4.22%
Including sales charges	1.05%	3.19%	3.87%	3.87%

Institutional (Commenced November 3, 2003)	5.46%	4.38%	4.65%	4.62%

Separate Account Institutional (Commenced November 3, 2003)	5.46%	4.36%	4.67%	4.64%

Class IR (Commenced July 29, 2011)	5.26%	N/A	N/A	3.79%

PORTFOLIO RESULTS

Index Definitions

The J.P. Morgan Emerging Local Markets Plus (ELMI+) Index tracks total returns of dollar-denominated sovereign bonds issued by a selection of emerging market countries.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 54.7%
	Argentina – 1.2%
	Republic of Argentina (NR/NR)
	$20,000	8.750%		05/07/24	$20,310
EUR	41,283	7.820	(a)	12/31/33	41,282
	$70,102	8.280	(a)	12/31/33	68,262
	750,000	0.000	(b)	12/15/35	69,750

					199,604

	Azerbaijan – 1.2%
	Republic of Azerbaijan (NR/Baa3)
	$200,000	4.750		03/18/24	198,750

	Brazil – 4.8%
	Brazil Letras do Tesouro Nacional (BBB+/Baa2)(c)
BRL	111,000	0.000		01/01/16	31,583
	Brazil Notas do Tesouro Nacional (BBB+/Baa2)
	1,308,000	10.000		01/01/23	350,804
	522,000	10.000		01/01/25	136,789
	911,068	6.000		08/15/50	266,153

					785,329

	Bulgaria – 0.7%
	Republic of Bulgaria (BB+/Baa2)
EUR	100,000	2.950		09/03/24	112,767

	Colombia – 3.0%
	Republic of Colombia (BBB+/Baa2)
COP	366,300,000	8.000		10/28/15	143,277
	68,000,000	7.250		06/15/16	26,812
	12,300,000	11.250		10/24/18	5,523
	752,700,000	7.000		05/04/22	294,488
	69,800,000	6.000		04/28/28	23,277

					493,377

	Costa Rica – 1.8%
	Republic of Costa Rica (BB/Ba1)
	$70,000	9.995		08/01/20	89,162
	200,000	7.158		03/12/45	205,500

					294,662

	Croatia – 2.2%
	Republic of Croatia (BB/Ba1)
	120,000	6.750		11/05/19	133,050
	100,000	6.625		07/14/20	110,875
EUR	100,000	3.875		05/30/22	113,000

					356,925

	Dominican Republic – 2.2%
	Dominican Republic (NR/NR)
DOP	1,900,000	16.000		07/10/20	52,757
	100,000	16.950		02/04/22	2,990
	5,700,000	14.500		02/10/23	150,496
	Dominican Republic (NR/B1)(d)
	350,000	12.000		01/20/22	8,269
	Dominican Republic (B+/B1)(d)
	$140,000	6.850		01/27/45	146,300

					360,812

	Sovereign Debt Obligations – (continued)
	El Salvador – 0.3%
	El Salvador Government International Bond (B+/Ba3)
	$10,000	7.750%		01/24/23	$11,100
	10,000	6.375		01/18/27	10,000
	10,000	8.250		04/10/32	11,262
	20,000	7.650		06/15/35	20,975

					53,337

	Guatemala – 1.3%
	Republic of Guatemala (BB/Ba1)
	200,000	5.750		06/06/22	220,250

	Hungary – 2.3%
	Hungary Government Bond (BB+/NR)
HUF	8,580,000	6.750		10/22/28	41,477
	Hungary Government Bond (BB+/Ba1)
	$30,000	4.125		02/19/18	31,326
HUF	45,610,000	7.500		11/12/20	203,132
	4,140,000	7.000		06/24/22	18,458
	17,410,000	6.000		11/24/23	75,176

					369,569

	Indonesia – 2.5%
	Republic of Indonesia (BB+/Baa3)
	$400,000	3.750		04/25/22	407,000

	Malaysia – 0.6%
	Federation of Malaysia (NR/NR)
MYR	200,000	4.444		05/22/24	55,441
	Malaysia Government Bond (NR/A3)
	130,000	4.378		11/29/19	36,215
	10,000	4.498		04/15/30	2,797

					94,453

	Mexico – 9.4%
	Mexican Udibonos (A/A3)
MXN	263,830	4.500		12/04/25	19,644
	280,253	4.000		11/08/46	20,077
	United Mexican States (NR/A3)
	6,629,500	4.750		06/14/18	433,535
	United Mexican States (A/A3)
	1,236,600	7.750		12/14/17	87,657
	1,350,000	8.500		12/13/18	99,014
	564,200	6.500		06/10/21	38,745
	1,400,100	8.000		12/07/23	104,869
	1,048,700	10.000		12/05/24	89,463
	773,900	8.500		11/18/38	63,103
	United Mexican States (BBB+/A3)
	$10,000	5.550		01/21/45	11,700
	United Mexican States (NR/NR)(c)
MXN	669,510	0.000		04/01/15	43,807
	7,397,860	0.000		06/25/15	481,344
	313,130	0.000		07/02/15	20,364
	316,260	0.000		10/01/15	20,378

					1,533,700

	Panama – 0.2%
	Panama Notas del Tesoro (NR/NR)
	$30,000	4.875		02/05/21	32,016

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Peru – 0.9%
	Republic of Peru (NR/A3)
PEN	163,000	6.950%	08/12/31	$54,225
	Republic of Peru (A-/A3)
	297,000	5.700 (d)	08/12/24	94,721
	4,000	8.200	08/12/26	1,513

				150,459

	Poland – 2.3%
	Poland Government Bond (A/NR)
PLN	1,330,000	3.250	07/25/25	380,999

	Romania – 0.8%
	Republic of Romania (BBB-/Baa3)
	$30,000	6.750	02/07/22	36,225
EUR	10,000	3.625	04/24/24	12,251
	Romania Government Bond (NR/NR)
RON	260,000	5.950	06/11/21	74,701

				123,177

	Russia – 2.5%
	Russian Federation Bond (BB+/Ba1)
	$200,000	4.500	04/04/22	192,500
	Russian Federation Bond (BBB-/Ba1)
RUB	4,720,000	7.000	01/25/23	60,953
	4,200,000	7.000	08/16/23	54,046
	8,750,000	7.050	01/19/28	104,099

				411,598

	South Africa – 2.6%
	Republic of South Africa (NR/NR)
ZAR	50,000	8.000	01/31/30	4,065
	575,000	8.250	03/31/32	47,281
	800,000	8.750	01/31/44	68,072
	1,775,000	8.750	02/28/48	151,934
	Republic of South Africa (BBB+/Baa2)
	100,000	10.500	12/21/26	9,940
	Republic of South Africa (BBB-/Baa2)
	$130,000	5.500	03/09/20	142,675

				423,967

	Sri Lanka – 1.9%
	Republic of Sri Lanka (B+/B1)
	200,000	6.000 (d)	01/14/19	205,151
	100,000	6.250	10/04/20	103,250

				308,401

	Thailand – 3.8%
	Thailand Government Bond (NR/Baa1)
THB	7,521,286	1.250	03/12/28	208,957
	Thailand Government Bond (A-/Baa1)
	9,435,000	3.650	12/17/21	310,618
	2,890,000	3.625	06/16/23	95,503

				615,078

	Sovereign Debt Obligations – (continued)
	Turkey – 5.3%
	Republic of Turkey (NR/Baa3)
	$300,000	6.750%	04/03/18	$332,250
	100,000	5.625	03/30/21	109,000
	Turkey Government Bond (NR/NR)
TRY	210,000	10.400	03/27/19	86,576
	130,000	8.500	07/10/19	50,564
	90,000	7.100	03/08/23	32,325
	180,000	10.400	03/20/24	78,537
	420,000	9.000	07/24/24	169,478

				858,730

	Ukraine – 0.3%
	Ukraine Government Bond (CCC-/Ca)
	$150,000	6.580	11/21/16	57,750

	Venezuela – 0.6%
	Republic of Venezuela (CCC/Caa3)
	30,000	6.000	12/09/20	10,275
	20,000	9.000	05/07/23	7,150
	30,000	8.250	10/13/24	10,350
	40,000	7.650	04/21/25	13,500
	70,000	9.250	05/07/28	25,025
	90,000	9.375	01/13/34	33,300
	10,000	7.000	03/31/38	3,400

				103,000

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $9,797,266)			$8,945,710

	Corporate Obligations – 30.2%
	Australia – 0.1%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	330,000	3.760%	07/20/17	$20,996

	Brazil – 3.1%
	Banco do Brasil SA (BB-/NR)(b)(e)
	$200,000	6.250	04/15/49	130,320
	Banco do Estado do Rio Grande do Sul SA (NR/Ba1)
	200,000	7.375	02/02/22	186,799
	Brazil Minas SPE via State of Minas Gerais (BBB-/NR)
	200,000	5.333	02/15/28	190,500

				507,619

	Chile – 5.3%
	AES Gener SA (BBB-/Baa3)
	170,000	5.250	08/15/21	180,829
	Corpbanca SA (BBB/Baa3)(d)
	200,000	3.875	09/22/19	200,000
	GNL Quintero SA (BBB/Baa2)(d)
	290,000	4.634	07/31/29	297,772
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	200,000	3.625	04/03/23	179,471

				858,072

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Colombia – 1.2%
	Bancolombia SA (NR/Baa2)
	$100,000	5.950%	06/03/21	$109,875
	Ecopetrol SA (BBB/Baa2)
	40,000	5.875	09/18/23	42,560
	40,000	7.375	09/18/43	43,550

				195,985

	Dominican Republic(e)(f) – 1.2%
	Aeropuertos Dominicanos Siglo XXI SA (B/B1)
	200,000	9.750	11/13/19	191,000

	Hong Kong – 1.7%
	CITIC Pacific Ltd. (BBB+/A3)
	200,000	6.375	04/10/20	226,785
	Hutchison Whampoa International 10 Ltd. (BBB/Baa2)(b)(e)
	50,000	6.000	10/28/49	51,000

				277,785

	India(b)(e) – 0.6%
	State Bank of India (BB/B1)
	100,000	6.439	05/15/49	101,375

	Israel(d) – 1.2%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	100,000	2.803	12/30/16	99,500
	100,000	3.839	12/30/18	99,750

				199,250

	Ivory Coast(d) – 0.6%
	Agromercantil Senior Trust (BB/NR)
	100,000	6.250	04/10/19	101,800

	Jamaica(d)(e) – 1.2%
	Digicel Group Ltd. (NR/Caa1)
	200,000	8.250	09/30/20	199,000

	Kazakhstan – 1.3%
	KazMunayGas National Co. JSC (BB+/Baa3)
	190,000	9.125	07/02/18	206,862

	Luxembourg(d)(e) – 2.6%
	Altice Financing SA (BB-/B1)
EUR	100,000	5.250	02/15/23	113,708
	Tupy Overseas SA (BB-/NR)
	$200,000	6.625	07/17/24	189,000
	Wind Acquisition Finance SA (BB/Ba3)
EUR	110,000	4.000	07/15/20	119,484

				422,192

	Mexico – 1.0%
	Cemex SAB de CV (B+/NR)(d)(e)
	100,000	4.750	01/11/22	109,541
	Petroleos Mexicanos (NR/A3)
MXN	947,700	7.470	11/12/26	60,960

				170,501

	Netherlands – 0.1%
	Petrobras Global Finance BV (BBB-/Ba2)
	$10,000	4.875	03/17/20	8,958

	Corporate Obligations – (continued)
	Paraguay(d) – 1.0%
	Banco Regional SAECA (BB-/Ba1)
	$150,000	8.125%	01/24/19	$158,776

	Peru – 3.3%
	Abengoa Transmision Sur SA (BBB-/NR)(d)
	200,000	6.875	04/30/43	224,500
	Corp Lindley S.A. (BB+/NR)
	290,000	6.750	11/23/21	321,900

				546,400

	Philippines – 0.7%
	Energy Development Corp. (NR/NR)
	100,000	6.500	01/20/21	109,700

	Turkey(e) – 1.1%
	Global Liman Isletmeleri (NR/B1)
	200,000	8.125	11/14/21	181,025

	United Arab Emirates(d) – 1.4%
	Ruwais Power Co. PJSC (A-/A3)
	200,000	6.000	08/31/36	236,500

	United States(d) – 0.9%
	Brazil Loan Trust 1 (BBB-/NR)
	145,011	5.477	07/24/23	143,923

	Venezuela – 0.6%
	Petroleos de Venezuela SA (CCC/NR)
	10,000	6.000	05/16/24	3,190
	320,000	6.000	11/15/26	99,200

				102,390

	TOTAL CORPORATE OBLIGATIONS
	(Cost $5,030,035)			$4,940,109

	Structured Notes(d) – 3.7%
	Indonesia – 3.7%
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
IDR	4,100,000,000	9.000%	03/20/29	$349,637
	2,200,000,000	8.250	06/17/32	174,906
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	1,026,000,000	9.000	03/19/29	87,494

	TOTAL STRUCTURED NOTES
	(Cost $709,852)			$612,037

	Municipal Debt Obligations – 1.9%
	Puerto Rico – 1.9%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (B/Caa1)
	$20,000	6.000%	07/01/44	$13,601
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (B/Caa1)
	5,000	5.125	07/01/37	3,325
	20,000	5.250	07/01/42	13,251

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (B/Caa1)
$5,000	5.000%	07/01/33	$3,351
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (B/Caa1)
20,000	5.500	07/01/32	13,650
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (B/Caa1)
15,000	5.500	07/01/26	10,506
15,000	5.125	07/01/37	9,788
20,000	5.500	07/01/39	13,400
Puerto Rico Commonwealth GO Bonds Series 2008 A (B/Caa1)
15,000	5.375	07/01/33	10,089
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (B/Caa1)
30,000	0.000 (c)	08/01/32	20,764
25,000	6.000	08/01/42	15,625
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (B/Caa1)
15,000	5.500	08/01/37	9,075
55,000	5.375	08/01/39	32,862
35,000	5.500	08/01/42	21,175
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (B/Caa1)
5,000	5.000	08/01/35	3,000
10,000	6.000	08/01/39	6,275
70,000	5.250	08/01/41	41,475
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (B/Caa1)
10,000	5.000	08/01/43	5,800
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (B/Caa1)
45,000	5.500	08/01/28	30,606
35,000	6.125	08/01/29	23,979

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $344,051)			$301,597

U.S. Treasury Obligations – 3.1%
United States Treasury Notes
$300,000	1.375%	03/31/20	$299,988
200,000	1.750	03/31/22	200,454

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $499,277)			$500,442

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $16,380,481)			$15,299,895

Short-term Investment(g) – 9.8%
Repurchase Agreement – 9.8%
Joint Repurchase Agreement Account II
$1,600,000	0.141%	04/01/15	$1,600,000
(Cost $1,600,000)

TOTAL INVESTMENTS – 103.4%
(Cost $17,980,481)			$16,899,895

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.4)%			(556,078)

NET ASSETS – 100.0%			$16,343,817

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is currently in default and/or non-income producing.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,359,732, which represents approximately 20.6% of net assets as of March 31, 2015.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2015.
(g)	Joint repurchase agreement was entered into on March 31, 2015. Additional information appears on page 129.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
DTF	—Depósitos Termino Fijo
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NR	—Not Rated
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/13/15	$70,884	$884
	EUR/USD	06/17/15	141,008	159
	HUF/EUR	06/17/15	49,776	1,277
	MXN/USD	06/17/15	95,955	1,296
	PLN/EUR	06/17/15	69,966	246
	USD/COP	04/30/15	9,842	158
	USD/PLN	06/17/15	26,057	107
Barclays Bank PLC	BRL/USD	05/05/15	71,483	17
	HUF/USD	06/17/15	86,503	2,321
	KRW/USD	04/02/15	144,389	2,389
	KRW/USD	04/20/15	143,120	2,903
	NGN/USD	05/26/15	29,007	795
	PLN/EUR	06/17/15	71,042	650
	USD/RON	06/17/15	55,057	1,346
	USD/TRY	06/17/15	178,440	3,073
	USD/ZAR	06/17/15	136,074	3,059
BNP Paribas SA	USD/IDR	04/24/15	20,164	22
	USD/KRW	04/27/15	34,183	68
Citibank NA (London)	MXN/USD	06/17/15	145,252	3,252
	TRY/USD	06/17/15	456,596	859
	USD/ILS	05/06/15	115,244	15,373
	USD/MYR	04/30/15	42,702	298
	USD/TRY	06/17/15	143,886	114
Credit Suisse International (London)	CLP/USD	04/24/15	72,236	1,236
	INR/USD	04/27/15	71,120	120
	PEN/USD	07/24/15	100,150	294
	RUB/USD	04/17/15	37,515	3,575
	USD/COP	04/10/15	71,422	578
	USD/PEN	04/24/15	65,110	32
	USD/RUB	04/30/15	85,848	152
Deutsche Bank AG (London)	HUF/EUR	06/17/15	139,932	2,293
	HUF/USD	06/17/15	74,569	1,642
	INR/USD	04/13/15	143,484	1,484
	INR/USD	04/20/15	135,587	1,766
	MXN/USD	06/17/15	406,639	3,757
	PLN/EUR	06/17/15	72,119	1,414
	PLN/USD	06/17/15	326,114	8,569
	RON/USD	06/17/15	86,877	1,987
	THB/USD	04/27/15	318,071	170
	USD/EUR	06/17/15	85,035	1,744
	USD/IDR	04/24/15	184,512	1,587
	USD/MXN	05/21/15	513,195	10,205
	USD/SGD	06/17/15	286,889	1,111
HSBC Bank PLC	EUR/USD	06/17/15	194,208	2,470
	NGN/USD	05/28/15	27,547	547
	RON/USD	06/17/15	46,465	1,064
	RUB/USD	04/17/15	59,373	8,712
	USD/BRL	04/02/15	183,513	19,045
	USD/COP	04/17/15	289,957	4,384

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC (continued)	USD/HUF	06/17/15	$52,323	$615
	USD/MXN	06/17/15	130,517	2,326
	USD/MYR	04/24/15	153,787	1,483
	USD/RUB	04/17/15	37,489	62
JPMorgan Chase Bank (London)	BRL/USD	04/02/15	350,296	8,026
	MXN/USD	06/17/15	95,504	887
	NGN/USD	06/17/15	26,539	93
	RUB/USD	04/17/15	143,632	18,193
	USD/KRW	04/02/15	172,168	1,429
	USD/MYR	04/23/15	140,940	60
	USD/TWD	05/08/15	118,042	239
Merrill Lynch International Bank Ltd.	USD/MXN	06/04/15	19,320	213
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	393,956	5,615
	EUR/USD	06/17/15	243,266	3,531
	INR/USD	04/20/15	135,587	1,745
	RUB/USD	04/13/15	74,339	5,847
	TRY/USD	06/17/15	138,755	1,523
	USD/BRL	04/02/15	128,168	2,832
Royal Bank of Canada	INR/USD	04/15/15	83,271	929
	USD/BRL	04/02/15	135,060	7,940
	USD/MXN	06/17/15	389,722	9,176
	USD/MXN	06/25/15	1,260,317	26,729
	USD/PLN	06/17/15	244,492	3,347
Royal Bank of Scotland PLC	INR/USD	04/13/15	121,274	471
	TRY/USD	06/17/15	141,663	1,663
	USD/MXN	06/17/15	373,482	98
	USD/TRY	06/17/15	212,453	547
Standard Chartered Bank	CLP/USD	04/17/15	30,613	277
	CNH/USD	06/17/15	414,861	735
	INR/USD	04/27/15	139,789	58
	NGN/USD	04/17/15	29,853	2,030
	SGD/USD	06/17/15	141,985	985
	USD/HUF	06/17/15	429,828	5,885
	USD/KRW	04/24/15	70,854	370
	USD/MXN	06/17/15	785,093	6,048
	USD/MYR	04/24/15	155,556	2,444
	USD/PLN	06/17/15	504,308	5,070
	USD/ZAR	06/17/15	451,210	5,271
State Street Bank and Trust	MXN/USD	06/17/15	104,225	2,124
UBS AG (London)	BRL/USD	04/02/15	71,488	488
	EUR/USD	06/17/15	144,237	3,131
	USD/BRL	04/02/15	224,988	17,012
	USD/ILS	05/06/15	120,181	17,661
Westpac Banking Corp.	USD/IDR	05/29/15	70,410	1,162
	USD/SGD	06/17/15	195,295	261
TOTAL				$297,235

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/PLN	06/17/15	$86,230	$(118)
	EUR/USD	06/17/15	60,278	(976)
Barclays Bank PLC	BRL/USD	04/02/15	65,322	(5,678)
	HUF/USD	06/17/15	227,809	(3,428)
	ILS/USD	05/06/15	236,195	(1,365)
	JPY/USD	06/17/15	43,616	(192)
	MYR/USD	04/24/15	53,257	(1,348)
	PHP/USD	04/24/15	76,526	(951)
	PLN/USD	06/17/15	633,865	(6,377)
	SGD/USD	06/17/15	52,964	(313)
	USD/EUR	06/17/15	143,594	(2,415)
	USD/HUF	06/17/15	257,472	(6,692)
	USD/MYR	04/10/15	141,209	(209)
	USD/PLN	06/17/15	69,171	(1,654)
	USD/TWD	04/23/15	141,984	(984)
	ZAR/USD	06/17/15	432,771	(9,064)
BNP Paribas SA	KRW/USD	04/02/15	27,779	(56)
	MYR/USD	04/24/15	29,392	(389)
Citibank NA	KRW/USD	04/24/15	109,361	(2,593)
	TRY/USD	06/17/15	70,571	(1,429)
	USD/EUR	06/17/15	286,322	(3,263)
	USD/KRW	04/23/15	142,311	(1,311)
	USD/TWD	05/04/15	86,073	(73)
Credit Suisse International (London)	COP/USD	04/17/15	192,151	(237)
	IDR/USD	05/29/15	72,051	(949)
	USD/COP	04/13/15	71,009	(9)
	USD/COP	04/24/15	45,609	(467)
Deutsche Bank AG (London)	HUF/USD	06/17/15	150,649	(990)
	MXN/USD	06/17/15	70,730	(1,270)
	MYR/USD	04/24/15	814,634	(28,707)
	THB/USD	04/24/15	223,001	(396)
	TWD/USD	04/23/15	72,702	(206)
	USD/IDR	04/24/15	114,292	(1,121)
	USD/KRW	04/20/15	145,692	(2,616)
	USD/MXN	06/17/15	212,000	(4,156)
	USD/MYR	04/24/15	132,543	(543)
	USD/MYR	05/05/15	86,026	(26)
	USD/THB	04/16/15	100,918	(1,518)
	USD/THB	04/24/15	171,427	(1,188)
	USD/THB	04/27/15	305,436	(677)
	USD/TRY	06/17/15	95,006	(191)
	USD/ZAR	06/17/15	71,589	(1,589)
HSBC Bank PLC	BRL/USD	04/02/15	78,701	(8,258)
	HUF/USD	06/17/15	136,352	(3,364)
	IDR/USD	04/24/15	379,913	(13,705)
	KRW/USD	04/23/15	134,748	(385)
	RON/USD	06/17/15	49,628	(631)
	TRY/USD	06/17/15	222,483	(3,321)
	TWD/USD	05/08/15	98,437	(42)
	USD/BRL	04/02/15	463,540	(2,653)
	USD/CLP	04/17/15	43,051	(7)
	USD/CNH	06/17/15	766,943	(6,943)
	USD/INR	04/27/15	256,574	(3,263)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC (continued)	USD/MXN	06/11/15	$132,067	$(2,607)
	USD/PEN	04/13/15	71,474	(474)
	USD/PLN	06/17/15	114,703	(1,337)
	USD/TWD	05/08/15	176,664	(332)
JPMorgan Chase Bank (London)	BRL/USD	04/02/15	41,807	(193)
	EUR/USD	06/17/15	175,240	(3,190)
	MYR/USD	04/24/15	77,342	(1,831)
	TRY/USD	06/17/15	71,220	(780)
	USD/BRL	05/05/15	347,148	(7,647)
	USD/COP	04/13/15	23,160	(494)
	USD/HUF	06/17/15	36,038	(358)
	USD/JPY	06/17/15	225,997	(2,158)
	USD/MXN	07/02/15	20,238	(80)
	ZAR/USD	06/17/15	34,122	(28)
Merrill Lynch International Bank Ltd.	COP/USD	04/17/15	212,310	(18,471)
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	109,947	(8,553)
	MXN/USD	06/17/15	43,662	(13)
	RUB/USD	04/20/15	31,993	(7)
	USD/BRL	04/02/15	44,187	(187)
	USD/CNH	06/17/15	179,723	(2,611)
	USD/RUB	04/13/15	74,339	(3,339)
	USD/RUB	04/20/15	74,776	(4,776)
	USD/ZAR	06/17/15	71,657	(657)
	ZAR/USD	06/17/15	295,103	(7,268)
Royal Bank of Canada	BRL/USD	04/02/15	68,003	(3,997)
	HUF/USD	06/17/15	80,859	(1,619)
	MXN/USD	06/17/15	2,761,966	(20,673)
	PLN/USD	06/17/15	324,660	(3,240)
	TRY/USD	06/17/15	131,988	(2,220)
	USD/MXN	10/01/15	20,121	(68)
	ZAR/USD	06/17/15	133,937	(3,862)
Royal Bank of Scotland PLC	MXN/USD	06/17/15	214,141	(1,555)
	USD/KRW	04/17/15	281,019	(3,296)
	USD/TRY	06/17/15	169,296	(1,296)
	ZAR/USD	06/17/15	387,016	(10,184)
Standard Chartered Bank	BRL/USD	04/17/15	323,332	(62,949)
	EUR/USD	06/17/15	253,838	(3,581)
	IDR/USD	04/24/15	53,756	(244)
	JPY/USD	06/17/15	49,348	(298)
	SGD/USD	06/17/15	98,159	(52)
	USD/EUR	06/17/15	143,161	(2,377)
	USD/TRY	06/17/15	438,986	(1,633)
	USD/ZAR	06/17/15	257,975	(3,436)
State Street Bank and Trust	USD/MXN	06/17/15	141,661	(661)
	ZAR/USD	06/17/15	323,594	(8,343)
UBS AG (London)	BRL/USD	04/02/15	71,961	(39)
	TRY/USD	06/17/15	347,431	(1,013)
	USD/BRL	04/02/15	72,025	(2,025)
	USD/EUR	06/17/15	1,035,889	(13,501)
	USD/SGD	06/17/15	76,096	(255)
	USD/ZAR	06/17/15	61,511	(844)
Westpac Banking Corp.	MYR/USD	04/10/15	299,109	(1,985)
TOTAL				$(362,943)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	1	June 2015	$169,875	$(1,187)
5 Year German Euro-Bobl	(2)	June 2015	(278,339)	(401)
10 Year German Euro-Bund	(2)	June 2015	(341,414)	(4,648)
2 Year U.S. Treasury Notes	4	June 2015	876,625	2,341
5 Year U.S. Treasury Notes	(5)	June 2015	(601,055)	(1,094)
10 Year U.S. Treasury Notes	3	June 2015	386,719	401
TOTAL				$(4,588)

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	64,270	11/04/17	2.060%	3 month KWCDC	$537
	CLP	180,350	08/08/19	6 month CLICP	3.850%	801
	COP	29,270	12/04/19	Colombia IBR Overnight Interbank	4.850	171
	KRW	385,000	10/29/23	3 month KWCDC	3.260	(36,483)
	MXN	680	03/03/26	6.930	Mexico Interbank TIIE 28 Days	3,235
Barclays Bank PLC	BRL	540	01/04/16	11.555	1 month Brazilian Interbank Deposit Average	(955)
		440	01/02/17	12.190	1 month Brazilian Interbank Deposit Average	(914)
	KRW	241,080	11/07/17	2.034	3 month KWCDC	1,872
Citibank NA	BRL	120	01/04/16	1 month Brazilian Interbank Deposit Average	11.945	131
	THB	8,830	11/17/16	1.905	6 Month Thai Reuters	578
		8,830	11/25/16	1.800	6 month Thai Reuters	11
	BRL	980	01/02/17	11.455	1 month Brazilian Interbank Deposit Average	(7,563)
	KRW	111,180	10/14/17	2.240	3 month KWCDC	1,412
		300,000	10/28/17	2.173	3 month KWCDC	3,325
	CLP	55,160	03/13/19	6 month CLICP	4.650	(2,611)
	COP	24,640	04/16/24	Colombia 90 days DTF	5.920	(1)
Credit Suisse International (London)	CLP	36,600	03/28/16	6 month CLICP	3.860	(566)
		42,120	04/28/17	6 month CLICP	3.980	(866)
		22,170	05/12/17	6 month CLICP	3.950	(415)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Credit Suisse International (London) (continued)	BRL	170		01/02/18	11.120%	1 month Brazilian Interbank Deposit Average	$(2,053)
		300		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	(2,015)
	CLP	10,000		03/26/19	6 month CLICP	4.540%	(401)
	COP	95,320		04/15/19	Colombia 90 days DTF	5.110	(90)
		69,110		06/18/19	Colombia IBR Overnight Interbank	5.350	(244)
		28,560		12/04/19	Colombia IBR Overnight Interbank	4.900	144
Deutsche Bank AG	BRL	250		01/04/16	11.230	1 month Brazilian Interbank Deposit Average	(1,205)
		1,720		01/04/16	1 month Brazilian Interbank Deposit Average	13.155	914
		1,850		01/04/16	9.280	1 month Brazilian Interbank Deposit Average	(24,574)
		2,110		01/04/16	1 month Brazilian Interbank Deposit Average	12.000	5,449
		1,880		01/02/17	12.842	1 month Brazilian Interbank Deposit Average	(3,001)
	THB	10,330		01/08/17	1.873	6 Month Thai Reuters	331
	KRW	249,830		10/15/17	2.253	3 month KWCDC	3,249
		38,390		11/04/17	2.075	3 month KWCDC	335
	BRL	40		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(474)
		400		01/02/18	11.945	1 month Brazilian Interbank Deposit Average	(2,724)
	MXN	990		09/25/18	Mexico Interbank TIIE 28 Days	5.180	(689)
	CLP	17,660		04/10/19	6 month CLICP	4.430	(769)
	COP	14,300		06/17/19	Colombia IBR Overnight Interbank	5.320	(44)
	MXN	3,740	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	16,974

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
JPMorgan Securities, Inc.	THB	9,440	11/24/16	1.810%	1 month Thai Reuters	$81
	BRL	1,520	01/02/17	1 month Brazilian Interbank Deposit Average	12.290%	6,233
	COP	67,690	04/22/19	Colombia IBR Overnight Interbank	5.190	(142)
		42,130	12/04/19	Colombia IBR Overnight Interbank	4.880	226
	BRL	600	01/04/21	12.483	1 month Brazilian Interbank Deposit Average	(1,094)
	KRW	28,590	01/15/24	3 month KWCDC	3.445	(3,172)
		783,210	09/19/24	3 month KWCDC	3.126	(28,347)
Morgan Stanley & Co. International PLC	THB	4,410	11/28/16	1.820	6 month Thai Reuters	49
	KRW	44,270	10/13/17	2.250	3 month KWCDC	573
		258,230	10/13/17	2.245	3 month KWCDC	3,308
		101,980	10/14/17	2.245	3 month KWCDC	1,308
		101,980	10/14/17	2.250	3 month KWCDC	1,320
		148,850	10/29/17	2.175	3 month KWCDC	1,657
	CLP	9,800	04/15/19	6 month CLICP	4.350	(370)
	ZAR	6,350	07/23/20	7.490	3 month JIBAR	5,522
	BRL	150	01/04/21	1 month Brazilian Interbank Deposit Average	11.410	1,773
TOTAL						$(60,263)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	18,280		08/27/15	Mexico Interbank TIIE 28 Days	3.565%	$4	$(649)
	15,180		09/11/15	3.510%	Mexico Interbank TIIE 28 Days	1	546
ZAR	1,120		06/13/19	7.640	3 month JIBAR	1	1,648
	350		09/05/19	7.280	3 month JIBAR	(1)	199
	2,400		09/08/19	7.310	3 month JIBAR	(6)	977
	$1,000	(a)	06/17/22	3 month LIBOR	2.500	(28,946)	(13,248)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR	750	03/14/24	3 month JIBAR	8.550%	$1	$(3,703)
	690	12/18/24	3 month JIBAR	7.890	—	(789)
MXN	1,060	01/24/25	Mexico Interbank TIIE 28 Days	5.660	1	1,934
	TOTAL				$(28,945)	$(13,085)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 7.500%, 10/28/27	$30	(1.000)%	06/20/19	0.727%	$(151)	$(195)
Barclays Bank PLC		30	(1.000)	03/20/19	0.692	(103)	(265)
Citibank NA		480	(1.000)	03/20/19	0.692	(1,729)	(4,170)
		1,060	(1.000)	06/20/19	0.727	(6,653)	(5,587)
JPMorgan Securities, Inc.		30	(1.000)	03/20/19	0.692	(86)	(282)
		170	(1.000)	06/20/19	0.727	(831)	(1,132)
Protection Sold:
Barclays Bank PLC	Republic of Colombia, 10.375%, 01/28/33	300	1.000	12/20/19	1.492	(11,770)	5,241
TOTAL						$(21,323)	$(6,390)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 56.9%
	Argentina – 2.2%
	Republic of Argentina (NR/NR)
	$1,360,000	8.750	%(a)	06/02/17	$1,326,000
	3,670,000	8.750		05/07/24	3,726,936
EUR	5,353,043	7.820	(a)	12/31/33	5,352,952
	$17,441,353	8.280	(a)	12/31/33	17,148,081
	1,586,000	0.000	(b)	12/15/35	147,498
EUR	97,405,341	0.000	(b)	12/15/35	9,687,999
	$9,930,000	0.000	(b)	12/15/35	903,630

					38,293,096

	Azerbaijan – 1.7%
	Republic of Azerbaijan (NR/Baa3)
	22,430,000	4.750		03/18/24	22,289,812
	6,590,000	4.750	(c)	03/18/24	6,548,813

					28,838,625

	Belarus – 0.2%
	Republic of Belarus (B-/B3)
	3,500,000	8.950		01/26/18	3,185,000

	Belize(c)(d) – 0.1%
	Government of Belize (B-/NR)
	2,446,500	5.000		02/20/38	1,789,003

	Brazil – 1.1%
	Brazil Letras do Tesouro Nacional (BBB+/Baa2)(e)
BRL	9,027,000	0.000		01/01/16	2,568,448
	Brazil Notas do Tesouro Nacional (BBB+/Baa2)
	9,863,414	6.000		08/15/40	2,910,513
	Federal Republic of Brazil (BBB+/Baa2)
	24,705,257	6.000		08/15/50	7,217,207
	Federal Republic of Brazil (BBB-/Baa2)
	$2,830,000	5.625		01/07/41	2,865,375
	3,500,000	5.000		01/27/45	3,228,750

					18,790,293

	Bulgaria – 1.3%
	Republic of Bulgaria (BB+/Baa2)
EUR	18,980,000	2.950		09/03/24	21,403,153

	Colombia – 1.7%
	Republic of Colombia (BBB/Baa2)
	$1,820,000	7.375		09/18/37	2,429,700
	2,222,000	6.125		01/18/41	2,633,070
	11,430,000	5.625		02/26/44	12,773,025
	11,220,000	5.000		06/15/45	11,528,550

					29,364,345

	Costa Rica – 2.4%
	Republic of Costa Rica (BB/Ba1)
	390,000	9.995		08/01/20	496,762
	8,350,000	4.250		01/26/23	7,974,250
	1,900,000	4.375		04/30/25	1,764,625
	3,700,000	5.625	(c)	04/30/43	3,214,375
	2,260,000	5.625		04/30/43	1,963,375
	5,320,000	7.000		04/04/44	5,413,100
	18,930,000	7.158	(c)	03/12/45	19,450,575

					40,277,062

	Sovereign Debt Obligations – (continued)
	Croatia – 5.9%
	Republic of Croatia (BB/Ba1)
	$10,087,000	6.250%		04/27/17	$10,692,220
EUR	1,240,000	5.875		07/09/18	1,478,308
	$5,630,000	6.750		11/05/19	6,242,262
	1,920,000	6.625		07/14/20	2,128,800
	22,610,000	6.375		03/24/21	24,871,000
EUR	19,400,000	3.875		05/30/22	21,921,936
	$7,371,000	5.500		04/04/23	7,813,260
	22,652,000	6.000		01/26/24	24,888,885

					100,036,671

	Dominican Republic – 5.1%
	Dominican Republic (NR/NR)
DOP	80,100,000	15.000		04/05/19	2,106,801
	20,700,000	16.000		07/10/20	574,772
	57,100,000	11.500		05/10/24	1,373,643
	171,000,000	18.500	(c)	02/04/28	5,462,133
	1,100,000	18.500		02/04/28	35,137
	Dominican Republic (NR/B1)(c)
	7,370,000	12.000		01/20/22	174,118
	Dominican Republic (B+/B1)
	$2,032,940	9.040		01/23/18	2,193,034
	3,320,000	7.500	(c)	05/06/21	3,710,100
	17,592,000	7.500		05/06/21	19,659,060
	8,830,000	6.600		01/28/24	9,602,625
	5,800,000	5.875		04/18/24	6,075,500
	1,500,000	8.625		04/20/27	1,781,250
	13,610,000	7.450	(c)	04/30/44	15,345,275
	1,360,000	7.450		04/30/44	1,533,400
	16,130,000	6.850	(c)	01/27/45	16,855,850

					86,482,698

	Ecuador(c) – 0.2%
	Ecuador Government International Bond (NR/NR)
	4,200,000	10.500		03/24/20	4,210,500

	Egypt – 0.0%
	Republic of Egypt (B-/Caa1)
	520,000	6.875		04/30/40	526,500

	El Salvador – 0.9%
	El Salvador Government International Bond (B+/Ba3)
	1,550,000	7.375		12/01/19	1,677,875
	1,160,000	7.750	(f)	01/24/23	1,287,600
	2,470,000	6.375		01/18/27	2,470,000
	20,000	6.375	(c)	01/18/27	20,000
	4,710,000	8.250		04/10/32	5,304,637
	1,190,000	7.650		06/15/35	1,248,013
	3,120,000	7.625		02/01/41	3,248,700

					15,256,825

	Ethiopia – 0.2%
	Republic of Ethiopia (B/B1)
	1,410,000	6.625		12/11/24	1,371,225
	2,210,000	6.625	(c)	12/11/24	2,149,225

					3,520,450

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Gabon – 0.4%
	Republic of Gabon (B+/NR)
	$5,721,800	6.375	%(c)	12/12/24	$5,364,188
	682,000	6.375		12/12/24	639,375

					6,003,563

	Ghana – 0.8%
	Republic of Ghana (B-/B3)
	3,449,000	8.500		10/04/17	3,543,848
	6,620,000	8.125	(c)	01/18/26	6,289,000
	3,800,000	8.125		01/18/26	3,610,000

					13,442,848

	Guatemala – 0.8%
	Republic of Guatemala (BB/Ba1)
	3,300,000	5.750	(c)	06/06/22	3,634,125
	3,180,000	5.750		06/06/22	3,501,975
	1,910,000	4.875	(c)	02/13/28	1,978,387
	4,145,000	4.875		02/13/28	4,293,412

					13,407,899

	Honduras(c) – 1.3%
	Republic of Honduras (B/B3)
	12,080,000	8.750		12/16/20	13,499,400
	8,170,000	7.500		03/15/24	8,680,625

					22,180,025

	Hungary – 0.5%
	Hungary Government Bond (BB+/Ba1)
	1,850,000	4.125		02/19/18	1,931,750
	5,210,000	5.375		03/25/24	5,835,200

					7,766,950

	Indonesia – 3.1%
	Perusahaan Penerbit SBSN (NR/Baa3)(c)
	2,500,000	4.350		09/10/24	2,571,875
	Perusahaan Penerbit SBSN (BB+/Baa3)
	360,000	3.300		11/21/22	352,800
	Republic of Indonesia (BB+/Baa3)
	820,000	7.500		01/15/16	861,000
	2,970,000	6.875		01/17/18	3,350,160
	5,364,000	11.625		03/04/19	7,147,530
	1,780,000	8.500		10/12/35	2,567,650
	1,550,000	6.625		02/17/37	1,879,375
	10,134,000	7.750		01/17/38	13,832,910
	3,329,000	5.250		01/17/42	3,503,772
	610,000	4.625		04/15/43	595,513
	4,780,000	6.750		01/15/44	6,112,425
	10,270,000	5.125	(c)	01/15/45	10,783,500

					53,558,510

	Iraq – 0.6%
	Republic of Iraq (NR/NR)
	11,540,000	5.800		01/15/28	9,607,050

	Kazakhstan – 0.2%
	Republic of Kazakhstan (BBB/Baa2)
	3,460,000	4.875		10/14/44	2,966,950

	Sovereign Debt Obligations – (continued)
	Kenya – 0.3%
	Republic of Kenya (B+/NR)
	$4,660,000	6.875	%(c)	06/24/24	$4,869,700
	787,000	6.875		06/24/24	822,415

					5,692,115

	Latvia – 0.1%
	Republic of Latvia (A-/A3)
	1,840,000	5.250		02/22/17	1,974,323

	Lithuania – 1.8%
	Republic of Lithuania (A-/Baa1)
	8,080,000	7.375		02/11/20	9,906,649
	6,860,000	6.125		03/09/21	8,171,975
	9,410,000	6.625		02/01/22	11,739,304

					29,817,928

	Malaysia – 0.8%
	Malaysia Government Bond (NR/NR)
MYR	38,000,000	4.181		07/15/24	10,459,619
	Wakala Global Sukuk Bhd (A-/A3)
	$2,990,000	4.646		07/06/21	3,296,109

					13,755,728

	Mexico – 3.6%
	United Mexican States (NR/NR)(e)
MXN	28,441,240	0.000		04/01/15	1,860,973
	115,753,590	0.000		04/16/15	7,577,275
	253,200,850	0.000		06/04/15	16,504,924
	93,962,030	0.000		06/11/15	6,120,681
	18,011,600	0.000		06/18/15	1,172,555
	13,301,990	0.000		07/02/15	865,097
	13,435,010	0.000		10/01/15	865,693
	United Mexican States (NR/A3)
	47,442,000	4.750		06/14/18	3,102,461
	United Mexican States (A/A3)
	48,038,743	5.000		06/16/16	3,297,860
	4,382,200	7.500		06/03/27	319,612
	10,713,200	8.500		05/31/29	849,836
	United Mexican States (BBB+/A3)
	$500,000	6.050		01/11/40	617,500
	9,740,000	4.750		03/08/44	10,239,175
	3,591,000	5.550		01/21/45	4,201,470
	4,278,000	4.600		01/23/46	4,390,297

					61,985,409

	Montenegro(c) – 0.2%
	Republic of Montenegro (B+/Ba3)
EUR	3,240,000	3.875		03/18/20	3,425,509

	Netherlands – 0.2%
	Republic of Mozambique (NR/B1)
	$3,985,000	6.305		09/11/20	3,839,548

	Nigeria – 0.3%
	Republic of Nigeria (B+/NR)
	710,000	6.750		01/28/21	731,300
	4,670,000	6.375		07/12/23	4,693,350

					5,424,650

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Pakistan – 0.8%
	Islamic Republic of Pakistan (B-/Caa1)
	$1,070,000	6.875	%(c)	06/01/17	$1,091,400
	1,830,000	6.875		06/01/17	1,866,600
	2,820,000	7.250	(c)	04/15/19	2,903,176
	4,400,000	6.750	(c)	12/03/19	4,455,000
	2,550,000	8.250	(c)	04/15/24	2,673,841

					12,990,017

	Panama – 2.3%
	Panama Notas del Tesoro (NR/NR)
	920,000	4.875		02/05/21	981,824
	Republic of Panama (BBB/Baa2)
	2,500,000	4.000		09/22/24	2,618,750
	2,020,000	3.750		03/16/25	2,065,450
	4,438,000	8.875		09/30/27	6,496,122
	3,208,000	9.375	(f)	04/01/29	4,908,240
	17,340,000	6.700		01/26/36	22,715,400

					39,785,786

	Paraguay – 0.0%
	Republic of Paraguay (BB/Ba1)
	560,000	6.100		08/11/44	609,000

	Peru – 1.4%
	Republic of Peru (BBB+/A3)
	6,201,000	8.750		11/21/33	9,828,585
	1,120,000	6.550		03/14/37	1,492,400
	10,710,000	5.625		11/18/50	13,066,200

					24,387,185

	Philippines – 1.4%
	Republic of Philippines (BBB/Baa2)
	1,750,000	9.875		01/15/19	2,250,071
	5,869,000	8.375		06/17/19	7,358,259
	2,310,000	4.200		01/21/24	2,587,200
	3,454,000	7.750		01/14/31	5,181,000
	100,000	6.375		01/15/32	135,625
	2,590,000	6.375		10/23/34	3,635,713
	3,062,000	3.950		01/20/40	3,245,720

					24,393,588

	Romania – 0.6%
	Republic of Romania (BBB-/Baa3)
	3,600,000	6.750		02/07/22	4,347,000
EUR	3,120,000	3.625		04/24/24	3,822,354
	$1,450,000	6.125		01/22/44	1,845,125

					10,014,479

	South Africa – 0.9%
	Republic of South Africa (BBB-/Baa2)
	2,516,000	6.875		05/27/19	2,890,255
	2,550,000	5.500		03/09/20	2,798,625
	2,650,000	5.875		05/30/22	3,017,688
	6,050,000	5.375		07/24/44	6,503,750

					15,210,318

	Sovereign Debt Obligations – (continued)
	Sri Lanka – 2.9%
	Republic of Sri Lanka (B+/B1)
	$1,130,000	6.000%		01/14/19	$1,159,103
	5,310,000	6.000	(c)	01/14/19	5,446,759
	955,000	5.125		04/11/19	950,225
	1,222,000	6.250	(c)	10/04/20	1,261,715
	15,311,000	6.250		10/04/20	15,808,607
	14,294,000	6.250		07/27/21	14,704,953
	10,830,000	5.875		07/25/22	10,965,375

					50,296,737

	Turkey – 2.0%
	Republic of Turkey (NR/Baa3)
	1,760,000	5.750		03/22/24	1,951,400
	3,410,000	4.875		04/16/43	3,354,588
	2,970,000	7.000		03/11/19	3,370,950
	4,240,000	5.625		03/30/21	4,621,600
	610,000	8.000		02/14/34	833,413
	6,391,000	6.875		03/17/36	7,908,862
	1,880,000	6.750		05/30/40	2,324,150
	8,090,000	6.000		01/14/41	9,192,262

					33,557,225

	Ukraine – 1.4%
	Financing of Infrastructural Projects State Enterprise (NR/(P)Ca)
	2,430,000	9.000	(c)	12/07/17	916,768
	2,400,000	9.000		12/07/17	905,450
	Financing of Infrastructural Projects State Enterprise (NR/Ca)
	4,990,000	8.375		11/03/17	1,921,150
	2,030,000	7.400		04/20/18	781,550
	Ukraine Government Bond(CCC-/Ca)
	15,620,000	6.250		06/17/16	6,013,700
	8,656,000	6.580		11/21/16	3,332,560
	8,460,000	9.250		07/24/17	3,299,400
	5,330,000	6.750		11/14/17	2,025,400
	2,200,000	7.750		09/23/20	858,000
	1,420,000	7.950		02/23/21	553,800
	200,000	7.800	(c)	11/28/22	79,000
	7,690,000	7.800		11/28/22	3,037,550

					23,724,328

	Uruguay – 0.8%
	Republic of Uruguay (BBB-/Baa2)
	13,862,828	5.100		06/18/50	14,451,998

	Venezuela – 2.1%
	Republic of Venezuela (CCC/Caa3)
	1,300,000	7.750		10/13/19	468,000
	1,400,000	6.000		12/09/20	479,500
	16,120,000	9.000		05/07/23	5,762,900
	29,041,600	8.250		10/13/24	10,019,352
	10,430,000	7.650		04/21/25	3,520,125
	1,830,000	11.750		10/21/26	736,575
	16,517,000	9.250		09/15/27	6,524,215
	11,168,000	9.250		05/07/28	3,992,560
	8,400,000	9.375		01/13/34	3,108,000
	2,970,000	7.000		03/31/38	1,009,800

					35,621,027

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Vietnam(c) – 1.9%
Socialist Republic of Vietnam (BB-/B1)
$18,860,000	6.750%		01/29/20	$21,241,075
10,582,000	4.800		11/19/24	11,018,507

				32,259,582

Zambia – 0.4%
Republic of Zambia (B+/NR)
8,261,000	5.375		09/20/22	7,538,163

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $1,003,509,534)				$971,662,659

Corporate Obligations – 26.9%
Azerbaijan – 0.5%
State Oil Company of the Azerbaijan Republic (BB+/Ba1)
$4,110,000	5.450%		02/09/17	$4,171,650
4,120,000	4.750		03/13/23	3,769,429

				7,941,079

Bermuda(c)(g) – 0.5%
Digicel Ltd. (NR/B1)
8,450,000	6.750		03/01/23	8,154,250

Brazil – 2.2%
Banco do Brasil SA (BB-/NR)(b)(g)
3,900,000	6.250		10/29/49	2,541,240
Banco do Brasil SA (BB-/Ba2)(b)(g)
8,620,000	9.000		06/29/49	7,391,650
Banco do Estado do Rio Grande do Sul SA (NR/Ba1)
1,300,000	7.375		02/02/22	1,214,193
7,010,000	7.375	(c)	02/02/22	6,547,305
Brazil Minas SPE via State of Minas Gerais (BBB-/NR)
15,720,000	5.333	(c)	02/15/28	14,973,300
4,500,000	5.333		02/15/28	4,286,250
Independencia International Ltd. (NR/NR)(a)(c)
1,277,436	12.000		12/30/16	—
Raizen Energy Finance Ltd. (BBB/Baa3)
450,000	7.000		02/01/17	477,675

				37,431,613

British Virgin Islands(c) – 0.5%
Arcos Dorados Holdings, Inc. (NR/Ba3)
4,297,000	6.625		09/27/23	4,039,180
Sinopec Group Overseas Development 2013 Ltd. (AA-/Aa3)
4,660,000	4.375		10/17/23	5,032,069

				9,071,249

Chile – 3.8%
AES Gener SA (BBB-/Baa3)
1,320,000	5.250	(c)	08/15/21	1,404,084
4,719,000	5.250		08/15/21	5,019,600
Banco del Estado de Chile
3,550,000	4.125	(c)	10/07/20	3,745,250
1,510,000	3.875		02/08/22	1,537,558
2,340,000	3.875	(c)	02/08/22	2,382,705

Corporate Obligations – (continued)
Chile – (continued)
Corpbanca SA (BBB/Baa3)(c)
$7,311,000	3.875%		09/22/19	$7,311,000
E.CL SA (BBB/NR)
430,000	5.625		01/15/21	476,763
2,490,000	5.625	(c)	01/15/21	2,760,787
2,578,000	4.500	(c)	01/29/25	2,661,785
Embotelladora Andina SA (BBB/NR)(c)
1,500,000	5.000		10/01/23	1,627,500
Empresa Electrica Angamos SA (NR/Baa3)(c)
15,220,000	4.875		05/25/29	15,200,975
GNL Quintero SA (BBB/Baa2)
12,930,000	4.634	(c)	07/31/29	13,276,524
1,060,000	4.634		07/31/29	1,088,408
Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
1,360,000	5.500		04/21/20	1,388,212
2,333,000	3.625		04/03/23	2,093,530
3,991,000	4.375	(c)(g)	01/28/25	3,611,855

				65,586,536

Colombia – 0.8%
Banco de Bogota SA (BBB-/Baa1)
4,324,000	5.000		01/15/17	4,486,150
1,450,000	5.000	(c)	01/15/17	1,504,375
Bancolombia SA (NR/Baa2)
3,050,000	5.950		06/03/21	3,351,187
Ecopetrol SA (BBB/Baa2)
1,280,000	7.375		09/18/43	1,393,600
Empresas Publicas de Medellin ESP (NR/Baa3)
2,469,000	7.625		07/29/19	2,907,248

				13,642,560

Costa Rica – 1.2%
Banco de Costa Rica (NR/Ba1)
4,870,000	5.250	(c)	08/12/18	4,961,312
1,010,000	5.250		08/12/18	1,028,938
Banco Nacional de Costa Rica (NR/Ba1)
4,490,000	4.875	(c)	11/01/18	4,501,225
380,000	4.875		11/01/18	380,950
9,180,000	6.250	(c)	11/01/23	9,329,175

				20,201,600

Croatia(c) – 0.0%
Hrvatska Elektroprivreda (BB-/Ba2)
290,000	6.000		11/09/17	305,225

Dominican Republic(d)(g) – 0.2%
Aeropuertos Dominicanos Siglo XXI SA (B/B1)
3,392,000	9.750		11/13/19	3,239,360

Ecuador(b) – 0.4%
EP PetroEcuador via Noble Sovereign Funding I Ltd. (B+/NR)
8,857,895	5.897		09/24/19	7,639,934

Guatemala(g) – 0.2%
Central American Bottling Corp. (BB/Ba2)
1,274,000	6.750		02/09/22	1,340,885
2,560,000	6.750	(c)	02/09/22	2,694,400

				4,035,285

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Hong Kong – 1.8%
	Biostime International Holdings Ltd. (NR/NR)(e)
HKD	16,000,000	0.000%		02/20/19	$1,949,021
	China Unicom Ltd. (NR/NR)
CNH	16,860,000	4.000		04/16/17	2,648,666
	CITIC Ltd. (BBB+/A3)
	$17,360,000	6.800		01/17/23	20,553,940
	CITIC Pacific Ltd. (BBB+/A3)
	2,850,000	6.875		01/21/18	3,163,181
	1,400,000	6.375		04/10/20	1,587,493

					29,902,301

	Hungary(c) – 0.2%
	MFB Magyar Fejlesztesi Bank Zrt (NR/Ba1)
	2,510,000	6.250		10/21/20	2,850,782

	Indonesia – 0.3%
	Pertamina Persero PT (BB+/Baa3)
	4,980,000	5.625	(c)	05/20/43	4,836,203
	200,000	5.625		05/20/43	194,225

					5,030,428

	Ireland – 0.7%
	AHML Finance Ltd. (BB+/Ba1)(c)
RUB	103,900,000	7.750		02/13/18	1,472,435
	EDC Finance Ltd. (BB+/NR)(c)
	$2,270,000	4.875		04/17/20	1,861,400
	MTS International Funding Ltd. (BB+/Ba1)
	5,273,000	5.000		05/30/23	4,435,911
	Phosagro OAO via Phosagro Bond Funding Ltd. (NR/Ba1)
	3,830,000	4.204	(c)	02/13/18	3,590,625
	1,510,000	4.204		02/13/18	1,415,625

					12,775,996

	Israel(c) – 0.1%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	1,200,000	2.803		12/30/16	1,194,000
	1,200,000	3.839		12/30/18	1,197,000

					2,391,000

	Ivory Coast – 0.3%
	Agromercantil Senior Trust (BB/NR)(c)
	3,420,000	6.250		04/10/19	3,481,560
	Comcel Trust (NR/Ba1)(g)
	330,000	6.875		02/06/24	348,942
	Comunicaciones Celulares SA (NR/Ba1)(c)(g)
	810,000	6.875		02/06/24	856,494

					4,686,996

	Kazakhstan – 1.5%
	Kazatomprom (NR/Baa3)
	1,780,000	6.250		05/20/15	1,771,100
	700,000	6.250	(c)	05/20/15	696,500
	KazMunayGas National Co. (BB+/Baa3)
	2,730,000	4.875	(c)	05/07/25	2,375,100
	8,049,000	5.750	(c)	04/30/43	6,264,134
	11,498,000	5.750		04/30/43	8,948,319
	3,230,000	6.000	(c)	11/07/44	2,624,375

	Corporate Obligations – (continued)
	Kazakhstan – (continued)
	KazMunayGas National Co. JSC (BB+/Baa3)
	$2,220,000	9.125%		07/02/18	$2,417,025

					25,096,553

	Luxembourg – 3.0%
	Altice Financing SA (BB-/B1)(c)(g)
	1,680,000	6.500		01/15/22	1,722,000
	1,160,000	6.625		02/15/23	1,193,350
	Gazprom Neft OAO Via GPN Capital SA (BB+/Ba1)
	3,258,000	4.375		09/19/22	2,594,182
	14,080,000	6.000	(c)	11/27/23	12,073,600
	8,230,000	6.000		11/27/23	7,057,225
	MHP SA (CCC-/NR)
	2,040,000	8.250		04/02/20	1,336,394
	Millicom International Cellular SA (NR/Ba2)(c)(g)
	2,450,000	4.750		05/22/20	2,397,937
	Tupy Overseas SA (BB-/NR)(g)
	4,880,000	6.625	(c)	07/17/24	4,611,600
	340,000	6.625		07/17/24	321,300
	Wind Acquisition Finance SA (B/Caa1)(g)
EUR	4,490,000	7.000		04/23/21	5,147,721
	$9,190,000	7.375	(c)	04/23/21	9,505,906
	Wind Acquisition Finance SA (BB/Ba3)(g)
EUR	3,000,000	4.000	(c)	07/15/20	3,258,654
	150,000	4.000		07/15/20	162,933

					51,382,802

	Mexico – 1.5%
	America Movil SAB de CV (A-/A2)
MXN	19,010,000	6.000		06/09/19	1,244,483
	Cemex SAB de CV (B+/NR)(c)(g)
EUR	1,770,000	4.750		01/11/22	1,938,878
	GEO Maquinaria (D/NR)(a)(g)
	$371,739	9.625	(c)	05/02/21	11,152
	477,100	9.625		05/02/21	14,313
	Gruma SAB de CV (BBB-/NR)(c)(g)
	3,330,000	4.875		12/01/24	3,508,987
	Grupo Cementos de Chihuahua SAB de CV (B+/NR)(c)(g)
	710,000	8.125		02/08/20	756,221
	Metalsa SA de CV (BB+/NR)(c)
	3,540,000	4.900		04/24/23	3,354,150
	Petroleos Mexicanos (BBB+/A3)
	1,569,000	5.500		06/27/44	1,572,923
	5,010,000	5.500	(c)	06/27/44	4,984,950
	Sixsigma Networks Mexico SA de CV (BB-/B1)(c)(g)
	4,090,000	8.250		11/07/21	4,263,825
	Trust F/1401 (NR/Baa2)
	1,010,000	6.950		01/30/44	1,162,005
	2,110,000	6.950	(c)	01/30/44	2,427,555

					25,239,442

	Netherlands – 0.8%
	Greenko Dutch BV (B/NR)(g)
	4,530,000	8.000	(c)	08/01/19	4,274,802
	1,670,000	8.000		08/01/19	1,575,921

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Netherlands – (continued)
Listrindo Capital BV (BB-/Ba2)(g)
$2,722,000	6.950%		02/21/19	$2,876,596
Lukoil International Finance BV (BBB-/Ba1)
1,480,000	3.416		04/24/18	1,357,900
1,270,000	7.250		11/05/19	1,285,875
1,650,000	6.125		11/09/20	1,579,875
620,000	4.563		04/24/23	523,900

				13,474,869

Paraguay – 0.9%
Banco Continental SAECA (BB/Ba1)(g)
1,900,000	8.875	(c)	10/15/17	1,974,210
3,550,000	8.875		10/15/17	3,688,656
Banco Regional SAECA (BB-/Ba1)
6,070,000	8.125	(c)	01/24/19	6,425,125
905,000	8.125		01/24/19	957,947
Telefonica Celular del Paraguay SA (NR/Ba3)(g)
1,970,000	6.750		12/13/22	2,022,205

				15,068,143

Peru – 1.3%
Abengoa Transmision Sur SA (BBB-/NR)
1,260,000	6.875		04/30/43	1,414,350
6,100,000	6.875	(c)	04/30/43	6,847,250
Corp Financiera de Desarrollo SA (BBB+/NR)
389,000	4.750	(c)	02/08/22	413,799
4,208,000	4.750		02/08/22	4,476,260
Corp Lindley S.A. (BB+/NR)
5,980,000	6.750		11/23/21	6,637,800
1,630,000	6.750	(c)	11/23/21	1,809,300
120,000	4.625	(c)	04/12/23	116,400

				21,715,159

Philippines – 0.9%
Alliance Global Group, Inc. (NR/NR)
1,500,000	6.500		08/18/17	1,593,750
Development Bank of Philippines (BBB/NR)
1,610,000	5.500		03/25/21	1,782,069
Energy Development Corp. (NR/NR)
6,795,000	6.500		01/20/21	7,454,115
San Miguel Corp. (NR/NR)(g)
3,954,000	4.875		04/26/23	3,696,990

				14,526,924

Singapore – 0.1%
Bumi Investment Pte Ltd. (D/Ca)(a)
1,150,000	10.750		10/06/17	368,000
Olam International Ltd. (NR/NR)
1,300,000	6.000		10/15/16	1,355,250
400,000	7.500		08/12/20	449,000

				2,172,250

Turkey – 0.3%
Akbank TAS (NR/Baa3)(c)
2,320,000	5.125		03/31/25	2,279,400

Corporate Obligations – (continued)
Turkey – (continued)
Export Credit Bank of Turkey (BB+/Baa3)
$2,240,000	5.375%		11/04/16	$2,324,000
270,000	5.375	(c)	11/04/16	280,125
Hazine Mustesarligi Varlik Kiralama AS (NR/Baa3)
208,000	2.803		03/26/18	206,679

				5,090,204

United Arab Emirates – 0.5%
Dolphin Energy Ltd. (NR/A1)
925,668	5.888		06/15/19	1,015,402
Ruwais Power Co. PJSC (A-/A3)
5,990,000	6.000	(c)	08/31/36	7,083,175
830,000	6.000		08/31/36	981,475

				9,080,052

United States – 1.0%
Brazil Loan Trust 1 (BBB-/NR)
12,983,332	5.477	(c)	07/24/23	12,885,957
2,918,591	5.477		07/24/23	2,896,702
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(c)(g)(h)
1,142,220	10.625		05/01/19	1,085,942

				16,868,601

Venezuela – 1.3%
Petroleos de Venezuela SA (CCC/NR)
12,880,000	9.000		11/17/21	4,778,480
3,380,000	6.000		05/16/24	1,078,220
52,125,000	6.000		11/15/26	16,158,750
1,040,000	5.375		04/12/27	321,048

				22,336,498

Vietnam(g) – 0.1%
Debt and Asset Trading Corp. (NR/NR)
1,960,000	1.000		10/10/25	1,080,450

TOTAL CORPORATE OBLIGATIONS
(Cost $486,603,957)				$458,018,141

Agency Debentures – 4.2%
FFCB
$23,470,000	0.375%		10/07/15	$23,483,730
FHLB(e)
25,000,000	0.000		04/08/15	24,999,825
FHLB
22,500,000	0.125		11/18/15	22,481,775

TOTAL AGENCY DEBENTURES
(Cost $70,979,379)				$70,965,330

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value

	Structured Note – 0.4%
	Brazil – 0.4%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	25,177,662	6.000%	08/15/40	$7,429,468
	(Cost $14,441,849)

	Municipal Debt Obligations – 2.1%
	Puerto Rico – 2.1%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (B/Caa1)
	$1,280,000	6.000%	07/01/44	$870,438
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (B/Caa1)
	305,000	5.125	07/01/37	202,849
	640,000	5.250	07/01/42	424,026
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (B/Caa1)
	305,000	5.000	07/01/33	204,380
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (B/Caa1)
	135,000	5.500	07/01/32	92,138
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (B/Caa1)
	55,000	5.500	07/01/39	36,850
	Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2006 A (B/Caa1)
	80,000	5.250	07/01/23	57,468
	Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B (B/Caa1)
	1,385,000	5.750	07/01/38	934,889
	Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2012 A (B/Caa1)
	1,210,000	5.500	07/01/26	847,484
	Puerto Rico Commonwealth GO Bonds Series 2008 A (B/Caa1)
	1,315,000	5.375	07/01/33	884,495
	Puerto Rico Commonwealth GO Bonds Series 2014 A (B/Caa1)
	19,220,000	8.000	07/01/35	15,760,400
	Puerto Rico Highways & Transportation Authority RB Refunding Series 2007 CC (AA/A2)
	125,000	5.250	07/01/36	129,573
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (B/Caa1)
	4,600,000	5.500	08/01/22	3,520,334
	3,725,000	5.250	08/01/27	2,552,333
	340,000	0.000 (d)	08/01/32	235,328
	1,960,000	6.500	08/01/44	1,254,400
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (B/Caa1)
	8,465,000	5.500	08/01/37	5,121,325
	900,000	5.375	08/01/39	537,750
	575,000	5.500	08/01/42	347,875
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (B/Caa1)
	660,000	6.000	08/01/39	414,150
	1,365,000	5.250	08/01/41	808,762

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (B/Caa1)
	$70,000	5.000%	08/01/43	$40,600
	90,000	5.250	08/01/43	53,325

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $39,703,275)			$35,331,172

	U.S. Treasury Obligations – 7.4%
	United States Treasury Bond
	$22,000,000	2.500%	02/15/45	$21,803,980
	United States Treasury Notes
	16,500,000	1.375	02/29/20	16,502,475
	21,900,000	1.375	03/31/20	21,899,124
	25,300,000	2.125	12/31/21	26,006,376
	24,700,000	1.500 (i)	01/31/22	24,372,230
	15,800,000	1.750	03/31/22	15,835,866

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $125,329,401)			$126,420,051

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $1,740,567,395)			$1,669,826,821

	Short-term Investment(j) – 1.0%
	Repurchase Agreement – 1.0%
	Joint Repurchase Agreement Account II
	$17,500,000	0.141%	04/01/15	$17,500,000
	(Cost $17,500,000)

	TOTAL INVESTMENTS – 98.9%
	(Cost $1,758,067,395)			$1,687,326,821

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			19,395,227

	NET ASSETS – 100.0%			$1,706,722,048

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is currently in default and/or non-income producing.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $441,922,656, which represents approximately 25.9% of net assets as of March 31, 2015.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2015.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2015.
(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(h)	Pay-in-kind securities.
(i)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(j)	Joint repurchase agreement was entered into on March 31, 2015. Additional information appears on page 129.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
GO	—General Obligation
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NR	—Not Rated
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/13/15	$2,835,343	$35,343
	EUR/USD	06/17/15	5,570,359	6,277
	HUF/EUR	06/17/15	1,980,776	50,824
	MXN/USD	06/17/15	10,645,644	143,808
	PLN/EUR	06/17/15	2,773,877	9,772
	USD/COP	04/30/15	670,238	10,762
	USD/EUR	04/28/15	63,698,680	833,970
Barclays Bank PLC	KRW/USD	04/02/15	6,315,489	104,489
	KRW/USD	04/20/15	5,690,013	115,448
	PLN/EUR	06/17/15	2,771,725	25,365
	USD/BRL	04/17/15	10,335,974	2,027,018
	USD/KRW	04/27/15	5,600,743	27,257
	USD/MXN	04/24/15	34,518,334	89,335
Citibank NA (London)	CNH/USD	06/17/15	853,910	12,062
	EUR/USD	04/28/15	5,235,656	57,437
	MXN/USD	06/17/15	5,740,526	128,526
	TRY/USD	06/17/15	2,946,507	5,545
	USD/MYR	04/30/15	2,812,343	19,657
	USD/TRY	06/17/15	5,671,512	4,488
Credit Suisse International (London)	CLP/USD	04/24/15	2,846,211	48,711
	INR/USD	04/27/15	2,828,779	4,779
	RUB/USD	04/17/15	1,295,740	123,489
	USD/COP	04/10/15	2,820,169	22,831
	USD/RUB	04/30/15	5,667,956	10,044
Deutsche Bank AG (London)	HUF/EUR	06/17/15	5,531,609	90,662
	INR/USD	04/13/15	5,685,796	58,796
	INR/USD	04/20/15	5,359,302	69,818
	MXN/USD	06/17/15	2,868,470	14,470
	PLN/EUR	06/17/15	2,852,455	55,939
	USD/EUR	06/17/15	3,365,896	69,032
	USD/SGD	06/17/15	11,315,187	43,813
HSBC Bank PLC	EUR/USD	06/17/15	5,664,006	80,471
	RUB/USD	04/17/15	1,198,995	100,898
	USD/BRL	04/02/15	3,187,559	330,801
	USD/BRL	04/17/15	10,335,974	1,975,111
JPMorgan Chase Bank (London)	BRL/USD	04/02/15	88,093	2,018
	MXN/USD	04/24/15	6,682,096	152,303
	MXN/USD	06/17/15	10,595,606	98,358
	USD/KRW	04/02/15	5,682,598	47,182
	USD/MYR	04/23/15	5,558,639	2,361
	USD/TWD	05/08/15	4,570,242	9,261
Merrill Lynch International Bank Ltd.	USD/MXN	06/04/15	16,400,722	180,396
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	9,720,781	148,819
	EUR/USD	06/17/15	10,076,161	146,246
	INR/USD	04/20/15	5,359,302	68,982
	RUB/USD	04/13/15	2,936,913	230,992
	TRY/USD	06/17/15	5,512,856	60,498
	USD/BRL	04/02/15	5,499,036	121,964

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Royal Bank of Canada	INR/USD	04/15/15	$2,666,584	$29,759
	MXN/USD	04/24/15	1,373,257	14,915
	USD/BRL	04/02/15	5,340,725	317,275
Royal Bank of Scotland PLC	INR/USD	04/13/15	7,048,457	27,377
	TRY/USD	06/17/15	5,654,386	66,386
	USD/TRY	06/17/15	8,383,426	21,574
Standard Chartered Bank	INR/USD	04/27/15	4,440,201	1,835
	SGD/USD	06/17/15	5,640,118	39,118
	USD/KRW	04/02/15	632,891	1,393
	USD/MYR	04/24/15	10,508,687	372,298
State Street Bank and Trust	EUR/USD	04/28/15	3,648,482	43,235
	MXN/USD	06/17/15	11,563,107	235,634
UBS AG (London)	BRL/USD	04/02/15	2,824,290	19,290
	EUR/USD	06/17/15	5,718,902	124,170
	USD/BRL	04/02/15	8,964,945	672,056
	USD/IDR	05/29/15	2,847,934	34,235
Westpac Banking Corp.	USD/SGD	06/17/15	7,747,112	10,363
TOTAL				$10,107,341

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/PLN	06/17/15	$5,711,648	$(7,816)
	EUR/USD	06/17/15	2,779,259	(44,997)
	MXN/USD	04/24/15	1,861,528	(1,065)
Barclays Bank PLC	BRL/USD	04/02/15	2,614,719	(227,281)
	USD/EUR	06/17/15	5,716,279	(96,136)
	USD/HKD	04/15/15	1,466,518	(386)
	USD/MYR	04/10/15	5,581,273	(8,273)
	USD/MYR	04/24/15	5,054,645	(19,645)
	USD/TWD	04/23/15	5,605,855	(38,855)
Citibank NA (London)	KRW/USD	04/24/15	4,747,531	(112,562)
	TRY/USD	06/17/15	2,758,151	(55,849)
	USD/EUR	06/17/15	11,345,234	(129,304)
	USD/KRW	04/23/15	5,618,774	(51,774)
	USD/TWD	05/04/15	5,682,815	(4,815)
Credit Suisse International (London)	IDR/USD	05/29/15	2,791,224	(36,776)
	USD/COP	04/13/15	2,813,359	(359)
	USD/COP	04/24/15	1,787,731	(18,300)
Deutsche Bank AG (London)	MXN/USD	06/17/15	2,764,350	(49,650)
	USD/KRW	04/20/15	5,640,796	(101,297)
	USD/MXN	06/18/15	1,641,401	(17,057)
	USD/MYR	05/05/15	5,679,729	(1,729)
	USD/THB	04/16/15	3,988,394	(59,994)
	USD/ZAR	06/17/15	2,849,250	(63,250)
HSBC Bank PLC	USD/CNH	06/17/15	26,764,079	(271,079)
	USD/MXN	06/11/15	5,604,984	(110,640)
	USD/PEN	04/13/15	2,824,743	(18,743)
	USD/TWD	05/08/15	6,839,944	(12,860)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
JPMorgan Chase Bank (London)	BRL/USD	04/02/15	$1,676,268	$(7,732)
	EUR/USD	06/17/15	2,776,030	(47,949)
	TRY/USD	06/17/15	2,783,506	(30,494)
	USD/COP	04/13/15	903,238	(19,245)
	USD/JPY	06/17/15	8,815,493	(84,189)
	USD/MXN	07/02/15	859,734	(3,406)
	USD/RUB	04/17/15	4,025,425	(515,635)
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	6,292,051	(529,449)
	INR/USD	04/27/15	2,951,234	(195)
	RUB/USD	04/20/15	2,820,355	(645)
	USD/BRL	04/02/15	2,850,086	(12,086)
	USD/CNH	06/17/15	10,980,224	(159,528)
	USD/RUB	04/13/15	2,936,913	(131,913)
	USD/RUB	04/20/15	2,978,216	(190,216)
	USD/ZAR	06/17/15	2,830,963	(25,963)
	ZAR/USD	06/17/15	5,561,161	(136,966)
Royal Bank of Canada	BRL/USD	04/02/15	2,682,342	(157,658)
	USD/EUR	04/28/15	6,242,443	(11,914)
	USD/MXN	10/01/15	854,776	(2,924)
Royal Bank of Scotland PLC	MXN/USD	06/17/15	17,626,244	(134,171)
	USD/KRW	04/17/15	12,341,091	(144,743)
	USD/TRY	06/17/15	8,555,914	(67,914)
	ZAR/USD	06/17/15	2,758,730	(72,597)
Standard Chartered Bank	EUR/USD	06/17/15	2,835,232	(8,461)
	KRW/USD	04/27/15	1,187,733	(2,569)
	USD/EUR	06/17/15	5,683,381	(94,369)
	USD/ZAR	06/17/15	11,016,711	(139,564)
	ZAR/USD	06/17/15	2,765,315	(55,685)
State Street Bank and Trust	USD/MXN	06/17/15	5,593,114	(26,114)
	ZAR/USD	06/17/15	5,521,417	(142,364)
UBS AG (London)	BRL/USD	04/02/15	2,812,465	(1,535)
	USD/BRL	04/02/15	2,868,658	(80,658)
	USD/EUR	06/17/15	22,003,219	(286,773)
	USD/SGD	06/17/15	3,031,625	(10,159)
Westpac Banking Corp.	MYR/USD	04/10/15	5,605,869	(58,307)
	USD/EUR	04/28/15	3,465,793	(71,834)
TOTAL				$(5,026,416)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(86)	June 2015	$(14,609,250)	$14,020
5 Year German Euro-Bobl	(63)	June 2015	(8,767,688)	(15,672)
10 Year German Euro-Bund	(263)	June 2015	(44,895,873)	(597,071)
2 Year U.S. Treasury Notes	177	June 2015	38,790,656	121,118
5 Year U.S. Treasury Notes	441	June 2015	53,013,024	521,366
10 Year U.S. Treasury Notes	1,386	June 2015	178,664,063	1,579,621
20 Year U.S. Treasury Bonds	82	June 2015	13,437,750	177,677
TOTAL				$1,801,059

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	7,739,660		11/04/17	2.060%	3 month KWCDC	$64,619
	MXN	14,640		03/03/26	6.930	Mexico Interbank TIIE 28 Days	69,651
Barclays Bank PLC	KRW	1,000,000		08/09/23	3 month KWCDC	3.440%	(105,734)
	MYR	6,800		08/14/23	3 month KLIBOR	4.485	(66,036)
Citibank NA	KRW	4,820,980		03/07/17	2.875	3 month KWCDC	101,362
		18,832,760		10/06/17	2.239	3 month KWCDC	239,133
		4,044,740		10/14/17	2.240	3 month KWCDC	51,368
		11,197,640		10/28/17	2.173	3 month KWCDC	124,124
	MYR	18,970		09/17/18	3 month KLIBOR	3.830	(22,200)
		11,920		09/24/18	3 month KLIBOR	3.785	(9,117)
		20,280		11/19/18	3 month KLIBOR	3.915	(38,678)
		9,040		11/21/18	3 month KLIBOR	3.960	(21,360)
	BRL	5,910		01/04/21	10.730	1 month Brazilian Interbank Deposit Average	(113,402)
	KRW	12,731,400		08/08/23	3 month KWCDC	3.450	(1,358,407)
		2,069,140		08/16/23	3 month KWCDC	3.485	(225,437)
	MYR	14,950		11/15/23	3 month KLIBOR	4.450	(135,600)
Credit Suisse International (London)	BRL	7,820		01/04/21	11.040	1 month Brazilian Interbank Deposit Average	(123,670)
Deutsche Bank AG		15,170		01/04/16	11.230	1 month Brazilian Interbank Deposit Average	(73,115)
		64,600		01/04/16	11.650	1 month Brazilian Interbank Deposit Average	(223,464)
		84,590		01/04/16	1 month Brazilian Interbank Deposit Average	12.000	218,467
	KRW	4,252,430		03/03/17	2.850	3 month KWCDC	87,521
		13,070,940		10/06/17	2.245	3 month KWCDC	167,983
		4,409,170		10/13/17	2.248	3 month KWCDC	56,757
		15,112,030		10/15/17	2.253	3 month KWCDC	196,557
		4,623,360		11/04/17	2.075	3 month KWCDC	40,305
	MYR	19,420		09/13/18	3 month KLIBOR	3.920	(38,345)
	MXN	60,090		09/25/18	Mexico Interbank TIIE 28 Days	5.180	(41,851)
	MYR	16,090		11/14/18	3 month KLIBOR	3.880	(26,355)
		84,980		01/04/21	12.489	1 month Brazilian Interbank Deposit Average	(151,416)
	KRW	21,700,000	(a)	12/21/22	3 month KWCDC	3.390	(1,184,594)
		1,400,000	(a)	01/08/23	3 month KWCDC	3.390	(76,008)
	MYR	5,830		08/14/23	3 month KLIBOR	4.490	(57,187)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
JPMorgan Securities, Inc.	KRW	38,314,470		03/05/17	2.889%	3 month KWCDC	$816,870
	MYR	11,150		12/11/18	3 month KLIBOR	3.972%	(27,211)
		6,450		08/15/23	3 month KLIBOR	4.520	(67,088)
	KRW	2,607,840		08/19/23	3 month KWCDC	3.563	(298,854)
	MYR	9,260		09/26/23	3 month KLIBOR	4.330	(60,775)
	KRW	1,936,610		01/15/24	3 month KWCDC	3.445	(214,859)
		50		01/16/24	3 month KWCDC	3.457	(6)
		2,699,030		01/27/24	3 month KWCDC	3.383	(286,073)
Morgan Stanley & Co. International PLC		767,460		10/13/17	2.250	3 month KWCDC	9,926
		4,476,810		10/13/17	2.245	3 month KWCDC	57,353
		3,709,820		10/14/17	2.245	3 month KWCDC	47,570
		3,709,830		10/14/17	2.250	3 month KWCDC	48,026
		4,258,740		10/28/17	2.168	3 month KWCDC	46,566
	MYR	23,990		11/20/18	3 month KLIBOR	3.934	(50,653)
	KRW	6,983,920	(a)	12/11/22	3 month KWCDC	3.260	(344,037)
		18,128,470	(a)	12/12/22	3 month KWCDC	3.290	(915,966)
		18,128,470	(a)	12/13/22	3 month KWCDC	3.300	(922,682)
		17,000,000	(a)	01/08/23	3 month KWCDC	3.380	(915,787)
		2,022,340		08/16/23	3 month KWCDC	3.485	(220,338)
TOTAL							$(5,972,147)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	103,600		09/25/18	Mexico Interbank TIIE 28 Days	5.190%	$27	$(74,477)
	$2,200	(a)	06/17/20	3 month LIBOR	2.250	(41,326)	(25,425)
	45,400	(a)	06/17/22	3 month LIBOR	2.500	(1,217,313)	(698,299)
	22,400	(a)	06/17/30	3 month LIBOR	2.250	668,491	(599,701)
	TOTAL					$(590,121)	$(1,397,902)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500%, 10/28/27	$1,100	(1.000)%	03/20/19	0.692%	$(1,652)	$(11,864)
		2,680	(1.000)	06/20/19	0.727	(13,908)	(17,038)
Barclays Bank PLC		12,630	(1.000)	03/20/19	0.692	(125,528)	(29,659)
		3,350	(1.000)	09/20/19	0.785	(43,534)	11,134
Citibank NA		35,020	(1.000)	03/20/19	0.692	(119,845)	(310,449)
		37,840	(1.000)	06/20/19	0.727	(154,753)	(282,183)
JPMorgan Securities, Inc.		10,100	(1.000)	03/20/19	0.692	(49,547)	(74,554)
		4,400	(1.000)	06/20/19	0.727	(22,875)	(27,931)
		7,400	(1.000)	09/20/19	0.785	(96,185)	24,615
Protection Sold:
Bank of America Securities LLC	Russian Federation 7.500%, 03/31/30	3,110	1.000	12/20/19	4.064	(541,227)	145,768
		2,390	1.000	12/20/19	4.064	(379,003)	75,097
		7,380	1.000	12/20/24	3.248	(781,552)	(479,889)
Barclays Bank PLC		3,190	1.000	12/20/19	4.064	(379,186)	(26,446)
	Republic of Colombia 10.375%, 01/28/33	10,640	1.000	12/20/19	1.492	(417,420)	185,870
Citibank NA		550	1.000	03/20/20	4.078	(102,335)	28,992
	Federative Republic of Brazil 12.250%, 03/06/30	4,000	1.000	09/20/24	3.232	(303,383)	(363,379)
JPMorgan Securities, Inc.		900	1.000	06/20/24	3.214	(69,618)	(76,468)
TOTAL						$(3,601,551)	$(1,228,384)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – 94.1%
	Aerospace & Defense(a) – 0.2%
	Moog, Inc. (BB/Ba3)
	$11,350,000	5.250%	12/01/22	$11,633,750

	Airlines – 0.8%
	Air Canada (BB/B3)(a)
	12,950,000	8.750	04/01/20	14,377,090
	Air Canada (BB/Ba3)(a)
	6,850,000	6.750	10/01/19	7,296,620
	Air Canada (BB-/NR)(a)
	10,000,000	5.000	03/15/20	10,015,100
	Air Canada (BBB-/Ba2)(a)
	2,446,413	5.375	11/15/22	2,568,733
	Continental Airlines 2012-3 Class C Pass Thru Certificates (BB-/Ba3)
	8,100,000	6.125	04/29/18	8,545,500
	United Airlines 2014-1 Class B Pass Through Trust (BBB-/NR)
	3,950,000	4.750	10/11/23	4,014,188

				46,817,231

	Automotive – 0.5%
	Chrysler Group LLC (B/B1)
	20,000,000	8.000	06/15/19	20,975,000
	5,000,000	8.250	06/15/21	5,550,000
	General Motors Liquidation Co. (NR/NR)(b)
	7,125,000	7.125	07/15/13	—
	2,000,000	7.700	04/15/16	—
	1,000,000	8.800	03/01/49	—
	14,500,000	8.375	07/15/49	—

				26,525,000

	Automotive Parts – 1.9%
	American Axle & Manufacturing, Inc. (B+/B2)
	6,600,000	5.125	02/15/19	6,798,000
	7,000,000	6.250	03/15/21	7,393,750
	Dana Holding Corp. (BB+/B2)
	5,750,000	5.500	12/15/24	5,929,688
	Gates Global LLC (B/Caa2)(a)
	36,000,000	6.000	07/15/22	34,155,000
	Schaeffler Finance BV (BB-/Ba2)(a)
	32,150,000	4.250	05/15/21	32,029,437
	Schaeffler Holding Finance BV (B/B1)(a)(c)
	7,200,000	6.875	08/15/18	7,533,000
	13,000,000	6.750	11/15/22	14,040,000

				107,878,875

	Banks – 3.5%
	Bank of America Corp. (BB/Ba3)(d)
	15,000,000	6.250	09/05/49	15,281,250
	16,600,000	6.500	10/23/49	17,471,500
	Barclays Bank PLC (B/NR)(d)
	10,000,000	8.250	12/15/49	10,673,000
	Citigroup, Inc. (BB/Ba3)(d)
	14,300,000	5.875	03/27/49	14,478,750
	5,700,000	6.300	12/29/49	5,806,875
	14,000,000	5.900	12/31/49	14,140,000

	Corporate Obligations – (continued)
	Banks – (continued)
	Credit Suisse Group AG (BB/NR)(a)(d)
	$20,000,000	7.500%	12/11/49	$21,475,000
	5,000,000	6.250	12/31/49	4,925,000
	HSBC Holdings PLC (NR/Baa3)(d)
	2,250,000	6.375	03/30/49	2,306,250
	11,250,000	6.375	09/17/49	11,531,250
	JPMorgan Chase & Co. (BBB-/Ba1)(d)
	4,500,000	5.000	07/01/49	4,421,025
	23,000,000	6.100	10/01/49	23,690,000
	Morgan Stanley, Inc. (BB/Ba3)(d)
	10,400,000	5.550	07/15/49	10,491,000
	Royal Bank of Scotland Group PLC (BB/Ba3)
	2,530,000	6.125	12/15/22	2,846,483
	8,470,000	6.100	06/10/23	9,422,595
	Royal Bank of Scotland PLC (BB+/NR)(d)
	8,850,000	9.500	03/16/22	9,996,075
	Wells Fargo & Co. (BBB/Baa3)(d)
	14,500,000	5.875	06/15/49	15,336,650

				194,292,703

	Building Materials – 1.5%
	Atrium Windows & Doors, Inc. (B-/Caa1)(a)
	11,150,000	7.750	05/01/19	9,310,250
	Builders FirstSource, Inc. (B/Caa1)(a)
	7,000,000	7.625	06/01/21	7,105,000
	Gibraltar Industries, Inc. (BB-/NR)
	9,000,000	6.250	02/01/21	9,135,000
	Hardwoods Acquisition, Inc. (B/B3)(a)
	8,830,000	7.500	08/01/21	8,432,650
	James Hardie International Finance Ltd. (BB-/Ba2)(a)
	6,450,000	5.875	02/15/23	6,627,375
	Masonite International Corp. (NR/NR)(a)
	5,650,000	5.625	03/15/23	5,791,250
	Masonite International Corp. (BB-/B2)(a)
	2,350,000	8.250	04/15/21	2,502,045
	RSI Home Products, Inc. (B+/NR)(a)
	9,900,000	6.500	03/15/23	10,073,250
	Safway Group Holding LLC/Safway Finance Corp. (B+/B3)(a)
	2,900,000	7.000	05/15/18	2,871,000
	Summit Materials LLC/Summit Materials Finance Corp. (B-/Caa1)
	6,400,000	10.500	01/31/20	7,104,000
	Transfield Services Ltd. (B+/Ba3)(a)
	4,350,000	8.375	05/15/20	4,578,375
	Zachry Holdings, Inc. (B+/B2)(a)
	12,600,000	7.500	02/01/20	12,001,500

				85,531,695

	Chemicals – 2.5%
	Ashland, Inc. (BB/Ba1)
	6,450,000	3.875	04/15/18	6,595,125
	11,000,000	4.750	08/15/22	11,110,000
	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV (B+/B1)
EUR	7,000,000	5.750	02/01/21	7,948,702

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – (continued)
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV (B-/Caa1)(a)
$8,400,000	7.375%		05/01/21	$9,030,000
Eagle Spinco, Inc. (BB/Ba3)
20,000,000	4.625		02/15/21	19,775,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC/Caa2)
22,000,000	8.875		02/01/18	19,415,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC/Caa3)
5,000,000	9.000		11/15/20	3,500,000
Huntsman International LLC (B+/B1)
18,000,000	4.875		11/15/20	18,045,000
10,800,000	5.125	(a)	11/15/22	10,800,000
Momentive Performance Materials, Inc. (B/B3)
13,000,000	3.880		10/24/21	11,505,000
Rockwood Specialties Group, Inc. (BBB-/Baa3)
8,825,000	4.625		10/15/20	9,144,906
SPCM SA (BB+/Ba3)(a)
4,900,000	6.000		01/15/22	5,071,500
WR Grace & Co. (BB-/Ba3)(a)
3,000,000	5.125		10/01/21	3,105,000
2,150,000	5.625		10/01/24	2,289,750

				137,334,983

Conglomerates – 0.3%
Park-Ohio Industries, Inc. (B-/B3)
17,000,000	8.125		04/01/21	18,105,000

Construction Machinery – 1.3%
Accudyne Industries Borrower/Accudyne Industries LLC (CCC+/Caa1)(a)
10,000,000	7.750		12/15/20	8,925,000
Cleaver-Brooks, Inc. (B/B2)(a)
5,000,000	8.750		12/15/19	5,112,500
DH Services Luxembourg Sarl (CCC+/Caa1)(a)
15,250,000	7.750		12/15/20	15,936,250
Mcron Finance Sub LLC/Mcron Finance Corp. (B/B1)(a)
6,060,000	8.375		05/15/19	6,416,025
Milacron LLC/Mcron Finance Corp. (B-/Caa1)(a)
13,000,000	7.750		02/15/21	13,422,500
The Manitowoc Co., Inc. (BB-/B2)
6,000,000	8.500		11/01/20	6,435,000
5,000,000	5.875		10/15/22	5,362,500
Waterjet Holdings, Inc. (B/B2)(a)
8,200,000	7.625		02/01/20	8,630,500

				70,240,275

Consumer Products – Household & Leisure – 0.8%
Radio Systems Corp. (B/B3)(a)
9,000,000	8.375		11/01/19	9,720,000
Serta Simmons Holdings LLC (CCC+/Caa1)(a)
7,000,000	8.125		10/01/20	7,367,500
Spectrum Brands, Inc. (B/B3)
3,750,000	6.375		11/15/20	3,956,250
4,000,000	6.625		11/15/22	4,270,000

Corporate Obligations – (continued)
Consumer Products – Household & Leisure – (continued)
Springs Industries, Inc. (B/B2)
$8,100,000	6.250%		06/01/21	$8,019,000
The Sun Products Corp. (CCC/Caa2)(a)
16,150,000	7.750		03/15/21	14,131,250

				47,464,000

Consumer Products – Industrial – 1.8%
HD Supply, Inc. (B+/B1)(a)
16,950,000	5.250		12/15/21	17,543,250
HD Supply, Inc. (CCC+/B3)
10,200,000	11.000		04/15/20	11,577,000
HD Supply, Inc. (CCC+/Caa2)
32,600,000	7.500		07/15/20	34,882,000
21,000,000	11.500		07/15/20	24,412,500
WESCO Distribution, Inc. (BB-/B1)
10,000,000	5.375		12/15/21	10,162,500

				98,577,250

Consumer Products – Non Durable – 1.8%
Anna Merger Sub, Inc. (CCC+/Caa1)(a)
17,350,000	7.750		10/01/22	17,978,937
APX Group, Inc. (B/Ba3)
12,000,000	6.375		12/01/19	11,940,000
APX Group, Inc. (CCC+/Caa1)
5,000,000	8.750		12/01/20	4,600,000
Constellation Brands, Inc. (BB+/Ba1)
10,000,000	3.750		05/01/21	10,200,000
12,500,000	4.250		05/01/23	12,843,750
8,150,000	4.750		11/15/24	8,618,625
Prestige Brands, Inc. (B-/Caa1)
3,700,000	8.125		02/01/20	3,968,250
6,850,000	5.375	(a)	12/15/21	6,935,625
Sally Holdings LLC (BB+/Ba2)
150,000	6.875		11/15/19	158,813
21,000,000	5.750		06/01/22	22,338,750
650,000	5.500		11/01/23	685,750

				100,268,500

Emerging Markets(a) – 0.7%
Digicel Group Ltd. (NR/Caa1)
11,800,000	8.250		09/30/20	11,741,000
5,000,000	7.125		04/01/22	4,575,000
Digicel Ltd. (NR/B1)
8,000,000	7.000		02/15/20	8,180,000
4,000,000	6.000		04/15/21	3,810,000
12,110,000	6.750		03/01/23	11,686,150

				39,992,150

Energy – Coal – 0.4%
Arch Coal, Inc. (CCC+/Caa1)(a)
2,050,000	8.000		01/15/19	953,250
Arch Coal, Inc. (CCC+/Caa2)
3,000,000	7.000		06/15/19	697,500
Peabody Energy Corp. (B+/B3)
12,000,000	6.000		11/15/18	9,420,000
Peabody Energy Corp. (B-/Caa1)
7,250,000	4.750		12/15/41	2,579,789

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Energy – Coal – (continued)
Peabody Energy Corp. (BB+/B2)(a)
$11,700,000	10.000%	03/15/22	$10,471,500

			24,122,039

Energy – Exploration & Production – 8.1%
Antero Resources Corp. (NR/Ba3)(a)
11,025,000	5.625	06/01/23	10,914,750
Antero Resources Corp. (BB/Ba3)
8,550,000	5.375	11/01/21	8,336,250
7,900,000	5.125	12/01/22	7,584,000
Berry Petroleum Co. (BB-/B1)
12,000,000	6.375	09/15/22	9,330,000
Chaparral Energy, Inc. (B-/B3)
7,000,000	9.875	10/01/20	5,075,000
3,175,000	8.250	09/01/21	2,159,000
10,000,000	7.625	11/15/22	6,700,000
Chesapeake Energy Corp. (BB+/Ba1)
3,800,000	6.625	08/15/20	3,923,500
850,000	6.875	11/15/20	888,250
5,000,000	6.125	02/15/21	5,062,500
17,650,000	5.750	03/15/23	17,341,125
Cimarex Energy Co. (BB+/Ba1)
6,000,000	4.375	06/01/24	5,985,000
Comstock Resources, Inc. (NR/Ba3)(a)
10,975,000	10.000	03/15/20	10,590,875
Concho Resources, Inc. (BB+/Ba3)
760,000	7.000	01/15/21	798,000
2,550,000	6.500	01/15/22	2,674,313
6,900,000	5.500	10/01/22	6,951,750
7,000,000	5.500	04/01/23	7,052,500
CrownRock LP/CrownRock Finance, Inc. (B/Caa1)(a)
16,000,000	7.125	04/15/21	15,880,000
1,450,000	7.750	02/15/23	1,460,875
Gulfmark Offshore, Inc. (BB-/B1)
9,250,000	6.375	03/15/22	7,238,125
Halcon Resources Corp. (CCC+/Caa2)
7,800,000	9.750	07/15/20	5,577,000
13,700,000	8.875	05/15/21	9,590,000
4,300,000	9.250	02/15/22	2,988,500
Laredo Petroleum, Inc. (NR/B2)
10,900,000	6.250	03/15/23	10,900,000
Laredo Petroleum, Inc. (B/B2)
14,850,000	9.500	02/15/19	15,555,375
9,300,000	5.625	01/15/22	9,044,250
3,389,000	7.375	05/01/22	3,507,615
Linn Energy LLC/Linn Energy Finance Corp. (B/B1)
9,000,000	6.250	11/01/19	7,110,000
2,850,000	7.750	02/01/21	2,294,250
Magnum Hunter Resources Corp. (CCC-/NR)
25,000,000	9.750	05/15/20	22,125,000
MEG Energy Corp. (BB-/B1)(a)
7,500,000	6.500	03/15/21	6,975,000
22,550,000	6.375	01/30/23	20,886,937
8,000,000	7.000	03/31/24	7,520,000
Newfield Exploration Co. (BBB-/Ba1)
8,700,000	5.375	01/01/26	8,743,500

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Oasis Petroleum, Inc. (B+/B2)
$12,500,000	6.875%	03/15/22	$12,187,500
Resolute Energy Corp. (CCC/Caa2)
12,600,000	8.500	05/01/20	5,418,000
Rice Energy, Inc. (B-/NR)(a)
14,800,000	7.250	05/01/23	14,818,500
Rosetta Resources, Inc. (BB-/B1)
7,300,000	5.625	05/01/21	6,880,250
5,450,000	5.875	06/01/24	5,095,750
RSP Permian, Inc. (B-/B3)(a)
9,850,000	6.625	10/01/22	9,923,875
Samson Investment Co. (CCC-/Ca)
20,000,000	9.750	02/15/20	5,500,000
SM Energy Co. (BB/Ba2)
2,550,000	6.625	02/15/19	2,601,000
15,000,000	6.500	11/15/21	15,225,000
2,450,000	6.125 (a)	11/15/22	2,450,000
30,000,000	5.000	01/15/24	28,200,000
Vanguard Natural Resourses LLC/VNR Finance Corp. (B/B3)
14,650,000	7.875	04/01/20	13,404,750
Whiting Canadian Holding Co. ULC (BB/Ba2)
12,000,000	8.125	12/01/19	12,555,000
Whiting Petroleum Corp. (BB/Ba2)
12,000,000	5.000	03/15/19	11,790,000
19,000,000	5.750	03/15/21	18,905,000
Whiting Petroleum Corp. (BB/Ba2)(a)
13,800,000	6.250	04/01/23	13,748,250
Whiting Petroleum Corp. (BB-/Ba3)
2,450,000	6.500	10/01/18	2,462,250

			449,928,365

Energy – Services – 0.9%
Atwood Oceanics, Inc. (BB/Ba3)
3,379,000	6.500	02/01/20	3,235,393
CVR Refining LLC/Coffeyville Finance, Inc. (B+/B1)
7,500,000	6.500	11/01/22	7,509,375
FTS International, Inc. (B/B2)(a)
7,250,000	6.250	05/01/22	5,437,500
Transocean, Inc. (BB+/Ba1)
21,500,000	6.375	12/15/21	18,006,250
7,300,000	7.500	04/15/31	5,548,000
Trinidad Drilling Ltd. (BB/B1)(a)
10,000,000	7.875	01/15/19	9,300,000

			49,036,518

Entertainment & Leisure – 0.6%
Carmike Cinemas, Inc. (BB/B1)
4,300,000	7.375	05/15/19	4,558,000
Regal Entertainment Group (B-/B3)
10,100,000	5.750	03/15/22	10,302,000
Viking Cruises Ltd. (B+/B3)(a)
11,079,000	8.500	10/15/22	12,325,388
WMG Acquisition Corp. (B/Caa1)(a)
5,000,000	6.750	04/15/22	4,737,500

			31,922,888

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Environmental – 0.7%
	ADS Waste Holdings, Inc. (CCC+/Caa2)
	$22,000,000	8.250%		10/01/20	$22,880,000
	Casella Waste Systems, Inc. (B-/Caa1)
	15,000,000	7.750		02/15/19	14,962,500

					37,842,500

	Finance – 5.8%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (BB+/Ba2)(a)
	10,000,000	3.750		05/15/19	10,087,500
	Aircastle Ltd. (BB+/Ba2)
	5,600,000	4.625		12/15/18	5,824,000
	8,000,000	6.250		12/01/19	8,780,000
	5,000,000	5.500		02/15/22	5,325,000
	Ally Financial, Inc. (BB+/B1)
	13,000,000	6.250		12/01/17	13,845,000
	10,000,000	5.125		09/30/24	10,312,500
	16,000,000	8.000		11/01/31	20,000,000
	CIT Group, Inc. (BB-/B1)
	8,500,000	5.000		05/15/17	8,755,000
	15,000,000	5.250		03/15/18	15,525,000
	16,000,000	5.500	(a)	02/15/19	16,680,000
	7,500,000	3.875		02/19/19	7,425,000
	2,042,000	5.375		05/15/20	2,146,653
	HRG Group, Inc. (B+/Ba3)
	14,800,000	7.875		07/15/19	15,614,000
	International Lease Finance Corp. (BB+/Ba2)
	15,550,000	5.875		04/01/19	16,871,750
	8,450,000	6.250		05/15/19	9,284,437
	10,000,000	4.625		04/15/21	10,375,000
	International Lease Finance Corp. (BBB-/Ba1)(a)
	10,000,000	7.125		09/01/18	11,287,500
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (NR/B1)(a)
	1,000,000	7.500		04/15/21	967,500
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (B/B1)(a)
	9,150,000	7.375		04/01/20	8,875,500
	Jefferies LoanCore LLC/JLC Finance Corp. (B/B2)(a)
	8,000,000	6.875		06/01/20	7,420,000
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)
	10,950,000	6.500		08/01/18	10,977,375
	8,000,000	7.875		10/01/20	8,220,000
	9,000,000	6.500		07/01/21	8,797,500
	Navient Corp. (BB/NR)
	1,150,000	5.875		03/25/21	1,141,375
	Navient Corp. (BB/Ba3)
	15,900,000	5.500		01/15/19	16,218,000
	10,000,000	4.875		06/17/19	9,975,000
	4,250,000	8.000		03/25/20	4,728,125
	2,850,000	5.000		10/26/20	2,796,563
	12,300,000	6.125		03/25/24	11,808,000
	OneMain Financial Holdings, Inc. (B+/B2)(a)
	7,050,000	6.750		12/15/19	7,252,687
	Rialto Holdings LLC/Rialto Corp. (B/B2)(a)
	11,300,000	7.000		12/01/18	11,752,000
	Speedy Cash Intermediate Holdings Corp. (B/Caa1)(a)
	13,500,000	10.750		05/15/18	13,128,750

	Corporate Obligations – (continued)
	Finance – (continued)
	Synovus Financial Corp. (BB-/Ba3)
	$10,896,000	7.875%		02/15/19	$12,203,520

					324,400,235

	Food – 1.7%
	Bumble Bee Holding, Inc. (B/B2)(a)
	497,000	9.000		12/15/17	520,608
	Cott Beverages, Inc. (B-/B3)(a)
	13,900,000	5.375		07/01/22	13,396,125
	HJ Heinz Co. (BB/B1)(a)
	26,250,000	4.875		02/15/25	28,448,437
	Post Holdings, Inc. (B-/B3)
	25,000,000	6.750	(a)	12/01/21	25,250,000
	1,500,000	7.375		02/15/22	1,548,750
	3,250,000	6.000	(a)	12/15/22	3,136,250
	R&R Ice Cream PLC (B/B2)
AUD	3,800,000	8.250		05/15/20	2,885,182
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)(a)
	$6,957,000	9.000		11/01/19	7,583,130
	The WhiteWave Foods Co. (BB-/B1)
	3,050,000	5.375		10/01/22	3,286,375
	Wells Enterprises, Inc. (B+/B3)(a)
	10,000,000	6.750		02/01/20	10,175,000

					96,229,857

	Gaming – 4.0%
	Caesars Entertainment Operating Co., Inc. (D/WR)(b)
	12,000,000	9.000		02/15/20	8,850,000
	Cleopatra Finance Ltd. (BB+/Ba2)(a)
	900,000	5.625		02/15/20	879,750
	Cleopatra Finance Ltd. (BB+/Ba2)(a)
	11,350,000	6.250		02/15/22	11,066,250
	1,800,000	6.500		02/15/25	1,737,000
	Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(a)
	14,000,000	10.500		07/01/19	12,407,500
	GLP Capital LP/GLP Financing II, Inc. (BBB-/Ba1)
	16,345,000	4.875		11/01/20	16,835,350
	14,750,000	5.375		11/01/23	15,229,375
	Marina District Finance Co., Inc. (B+/B2)
	5,000,000	9.875		08/15/18	5,231,250
	MGM Resorts International (B+/B3)
	19,900,000	6.750		10/01/20	21,342,750
	27,000,000	6.625		12/15/21	28,788,750
	19,000,000	7.750		03/15/22	21,446,250
	17,800,000	6.000		03/15/23	18,378,500
	New Red Finance, Inc. (B-/Caa1)(a)
	26,250,000	6.000		04/01/22	27,168,750
	River Cree Enterprises LP (B-/NR)(a)
CAD	7,200,000	11.000		01/20/21	5,827,989
	Scientific Games International, Inc. (B/Caa1)(a)
	$15,000,000	10.000		12/01/22	14,156,250
	Seminole Hard Rock Entertainment, Inc. (BB-/B2)(a)
	14,150,000	5.875		05/15/21	14,220,750

					223,566,464

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Health Care – Medical Products – 0.6%
DJO Finance LLC/DJO Finance Corp. (CCC/Caa2)
$5,000,000	9.750%	10/15/17	$5,131,250
DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)
5,000,000	9.875	04/15/18	5,243,750
Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)(a)
8,650,000	5.625	07/31/19	9,385,250
4,505,000	5.875	01/31/22	4,955,500
Fresenius Medical Care US Finance, Inc. (BB+/Ba2)(a)
4,550,000	5.750	02/15/21	4,982,250
Fresenius US Finance II, Inc. (BB+/Ba1)(a)
3,450,000	4.250	02/01/21	3,536,250

			33,234,250

Health Care – Pharmaceuticals(a) – 1.8%
Valeant Pharmaceuticals International, Inc. (B/B1)
5,147,000	6.750	08/15/18	5,423,651
25,000,000	6.375	10/15/20	25,968,750
7,000,000	7.500	07/15/21	7,568,750
7,000,000	6.750	08/15/21	7,297,500
8,000,000	5.625	12/01/21	8,120,000
50,000	7.250	07/15/22	52,938
4,650,000	5.500	03/01/23	4,702,312
VRX Escrow Corp. (B/B1)
6,500,000	5.375	03/15/20	6,556,875
16,900,000	5.875	05/15/23	17,322,500
16,750,000	6.125	04/15/25	17,336,250

			100,349,526

Health Care – Services – 5.9%
Amsurg Corp. (B-/B3)
6,100,000	5.625	07/15/22	6,252,500
CHS/Community Health Systems, Inc. (B-/B3)
34,000,000	6.875	02/01/22	36,295,000
CHS/Community Health Systems, Inc. (BB/Ba2)
25,000,000	5.125	08/15/18	25,781,250
5,000,000	5.125	08/01/21	5,156,250
Crimson Merger Sub, Inc. (CCC+/Caa1)(a)
26,000,000	6.625	05/15/22	23,270,000
Halyard Health, Inc. (B+/B2)(a)
2,450,000	6.250	10/15/22	2,569,437
HCA Holdings, Inc. (B+/B2)
4,750,000	6.250	02/15/21	5,130,000
HCA, Inc. (B+/B2)
34,000,000	7.500	02/15/22	39,610,000
HCA, Inc. (BBB-/NR)
30,500,000	5.250	04/15/25	32,940,000
HCA, Inc. (BBB-/Ba2)
3,000,000	3.750	03/15/19	3,037,500
50,000,000	6.500	02/15/20	56,250,000
18,750,000	5.000	03/15/24	19,875,000
Lifepoint Hospitals, Inc. (BB-/Ba2)
30,000,000	5.500	12/01/21	31,425,000
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
19,500,000	6.875	05/01/21	20,986,875
14,200,000	6.375	02/15/22	15,300,500

Corporate Obligations – (continued)
Health Care – Services – (continued)
Surgical Care Affiliates, Inc. (B-/Caa1)(a)
$5,900,000	6.000%	04/01/23	$5,959,000

			329,838,312

Home Construction – 2.5%
Beazer Homes USA, Inc. (CCC/Caa2)
2,900,000	5.750	06/15/19	2,834,750
5,000,000	7.250	02/01/23	4,775,000
Brookfield Residential Properties, Inc. (BB-/B2)(a)
17,000,000	6.500	12/15/20	17,768,400
2,650,000	6.125	07/01/22	2,749,905
Century Communities, Inc. (B/B3)
5,075,000	6.875	05/15/22	5,024,250
CPG Merger Sub LLC (CCC+/Caa2)(a)
5,700,000	8.000	10/01/21	5,785,500
D.R. Horton, Inc. (BB/NR)
3,200,000	4.000	02/15/20	3,232,000
D.R. Horton, Inc. (BB/Ba1)
7,000,000	3.750	03/01/19	7,087,500
5,000,000	4.750	02/15/23	5,087,500
Lennar Corp. (BB/Ba3)
2,000,000	6.950	06/01/18	2,205,000
7,600,000	4.500	06/15/19	7,847,000
13,000,000	4.500	11/15/19	13,357,500
3,000,000	4.750	11/15/22	3,052,500
Meritage Homes Corp. (BB-/Ba3)
3,000,000	7.150	04/15/20	3,232,500
4,000,000	7.000	04/01/22	4,280,000
Ryland Group Co. (BB-/B1)
2,000,000	5.375	10/01/22	1,995,000
Standard Pacific Corp. (B+/B1)
6,000,000	6.250	12/15/21	6,330,000
The Ryland Group, Inc. (BB-/B1)
6,000,000	0.250	06/01/19	5,821,710
Toll Brothers Finance Corp. (BB+/Ba1)
800,000	5.875	02/15/22	881,000
5,850,000	4.375	04/15/23	5,893,875
TRI Pointe Holdings, Inc. (BB-/B1)(a)
6,250,000	4.375	06/15/19	6,101,562
8,000,000	5.875	06/15/24	7,820,000
William Lyon Homes, Inc. (B-/B3)
10,250,000	7.000	08/15/22	10,583,125
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. (B/B3)(a)
3,425,000	6.750	12/15/21	3,279,438

			137,025,015

Life Insurance(a) – 0.1%
Fidelity & Guaranty Life Holdings, Inc. (BB-/Ba3)
7,000,000	6.375	04/01/21	7,332,500

Lodging – 0.4%
Felcor Lodging LP (B-/B2)
13,150,000	5.625	03/01/23	13,626,688
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(a)(c)
7,848,108	10.625	05/01/19	7,461,425

			21,088,113

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Machinery – 0.6%
	AECOM (BB-/Ba3)(a)
	$3,850,000	5.750%		10/15/22	$3,981,966
	7,000,000	5.875		10/15/24	7,365,477
	Constellation Enterprises LLC (CCC+/Caa1)(a)
	7,600,000	10.625		02/01/16	6,840,000
	Dresser-Rand Group, Inc. (B+/Ba3)
	8,000,000	6.500		05/01/21	8,420,000
	EnPro Industries, Inc. (BB-/B1)(a)
	4,450,000	5.875		09/15/22	4,639,125
	Oshkosh Corp. (BB+/Ba3)(a)
	4,400,000	5.375		03/01/25	4,532,000

					35,778,568

	Media – Broadcasting & Radio – 2.6%
	Entercom Radio LLC (B-/Caa1)
	9,700,000	10.500		12/01/19	10,524,500
	Gannett Co., Inc. (BB+/Ba1)
	5,000,000	5.125		07/15/20	5,212,500
	iHeartCommunications, Inc. (CCC+/Caa1)
	15,000,000	9.000		12/15/19	14,850,000
	13,500,000	10.625	(a)	03/15/23	13,567,500
	iHeartCommunications, Inc. (CCC-/NR)(c)
	13,130,000	14.000		02/01/21	10,536,825
	Lamar Media Corp. (BB-/Ba2)
	7,000,000	5.375		01/15/24	7,315,000
	Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)
	5,000,000	4.500		10/01/20	5,081,250
	Sirius XM Radio, Inc. (NR/Ba3)(a)
	11,800,000	5.375		04/15/25	11,859,000
	Sirius XM Radio, Inc. (BB/Ba3)(a)
	400,000	4.250		05/15/20	394,500
	7,900,000	5.875		10/01/20	8,235,750
	12,000,000	5.750		08/01/21	12,480,000
	9,750,000	6.000		07/15/24	10,188,750
	Univision Communications, Inc. (B+/B2)(a)
	20,000,000	6.750		09/15/22	21,450,000
	4,200,000	5.125		05/15/23	4,263,000
	Univision Communications, Inc. (CCC+/Caa2)(a)
	10,400,000	8.500		05/15/21	11,128,000

					147,086,575

	Media – Cable – 5.3%
	Adelphia Communications Corp. (NR/NR)(b)
	2,000,000	10.250		06/15/49	15,000
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	750,000	7.000		01/15/19	780,937
	5,500,000	7.375		06/01/20	5,878,125
	10,000,000	6.500		04/30/21	10,487,500
	10,000,000	6.625		01/31/22	10,700,000
	25,000,000	5.750		09/01/23	26,000,000
	CCOH Safari LLC (BB-/B1)
	20,000,000	5.500		12/01/22	20,450,000
	25,900,000	5.750		12/01/24	26,677,000
	Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/B3)(a)
	16,600,000	5.125		12/15/21	16,558,500

	Corporate Obligations – (continued)
	Media – Cable – (continued)
	CSC Holdings LLC (BB/Ba2)
	$5,100,000	8.625%		02/15/19	$5,916,000
	7,650,000	6.750		11/15/21	8,510,625
	10,000,000	5.250	(a)	06/01/24	10,225,000
	DISH DBS Corp. (BB-/Ba3)
	5,400,000	4.250		04/01/18	5,440,500
	800,000	7.875		09/01/19	900,000
	22,000,000	6.750		06/01/21	23,320,000
	23,000,000	5.875		11/15/24	23,057,500
	Harron Communications LP/Harron Finance Corp. (BB-/B3)(a)
	6,730,000	9.125		04/01/20	7,335,700
	Midcontinent Communications & Midcontinent Finance Corp. (B-/B3)(a)
	7,500,000	6.250		08/01/21	7,800,000
	Numericable – SFR SAS (B+/Ba3)(a)
	28,000,000	6.000		05/15/22	28,360,000
	UPC Holding BV (B/B2)(a)
CHF	12,350,000	6.750		03/15/23	13,950,620
	UPCB Finance IV Ltd. (NR/Ba3)(a)
	$7,150,000	5.375		01/15/25	7,150,000
	Virgin Media Finance PLC (B/B2)(a)
	4,000,000	6.375		04/15/23	4,250,000
	Virgin Media Secured Finance PLC (BB-/Ba3)(a)
	14,372,000	5.375		04/15/21	15,126,530
	VTR Finance BV (B+/B1)(a)
	15,000,000	6.875%		01/15/24	15,618,750
	Ziggo Bond Finance BV (BB-/B2)(a)
	4,100,000	5.875		01/15/25	4,284,910

					298,793,197

	Media – Diversified – 0.3%
	Videotron Ltd. (BB/Ba2)
	8,450,000	5.000		07/15/22	8,703,500
	8,000,000	5.375	(a)	06/15/24	8,271,600

					16,975,100

	Media – Non Cable(a) – 0.7%
	Getty Images, Inc. (CCC/Caa2)
	14,000,000	7.000		10/15/20	7,000,000
	Netflix, Inc. (B+/B1)
	10,000,000	5.500		02/15/22	10,225,000
	19,700,000	5.875		02/15/25	20,192,500

					37,417,500

	Metals – 1.7%
	AK Steel Corp. (B-/Caa1)
	9,350,000	7.625		05/15/20	8,017,625
	4,850,000	7.625		10/01/21	3,989,125
	Alcoa, Inc. (BBB-/Ba1)
	3,219,000	6.150		08/15/20	3,617,351
	15,000,000	5.125		10/01/24	15,975,000
	ArcelorMittal (BB/Ba1)
	6,000,000	6.000		03/01/21	6,375,000
	10,000,000	6.750		02/25/22	10,952,500
	Commercial Metals Co. (BB+/Ba2)
	6,125,000	4.875		05/15/23	5,818,750

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Metals – (continued)
Constellium NV (B/B1)(a)
$15,250,000	5.750%		05/15/24	$14,455,780
Steel Dynamics, Inc. (BB+/Ba2)
10,000,000	5.125	(a)	10/01/21	10,050,000
8,650,000	5.250		04/15/23	8,714,875
6,150,000	5.500	(a)	10/01/24	6,242,250

				94,208,256

Mining(a) – 0.8%
Calcipar SA (BB/Ba3)
7,458,000	6.875		05/01/18	7,551,225
FMG Resources (August 2006) Pty Ltd. (BB/Ba2)
6,250,000	6.000		04/01/17	6,226,562
2,000,000	6.875		02/01/18	1,990,000
9,000,000	8.250		11/01/19	7,942,500
6,000,000	6.875		04/01/22	4,575,000
Lundin Mining Corp. (B+/Ba2)
3,350,000	7.500		11/01/20	3,476,295
New Gold, Inc. (BB-/B2)
1,098,000	7.000		04/15/20	1,130,940
11,300,000	6.250		11/15/22	11,172,875

				44,065,397

Packaging – 3.2%
Ardagh Finance Holdings SA (CCC+/Caa2)(a)(c)
14,613,812	8.625		06/15/19	14,863,769
Ardagh Packaging Finance PLC (CCC+/Caa1)(a)
5,000,000	6.250		01/31/19	5,025,000
9,275,000	9.125		10/15/20	9,947,437
2,350,000	6.000		06/30/21	2,311,813
Ardagh Packaging Finance PLC (NR/Caa1)(a)
1,332,353	7.000		11/15/20	1,334,018
Ball Corp. (BB+/Ba1)
15,000,000	5.000		03/15/22	15,637,500
BWAY Holding Co. (CCC/Caa2)(a)
24,300,000	9.125		08/15/21	25,180,875
Graphic Packaging International, Inc. (BB+/Ba2)
8,000,000	4.875		11/15/22	8,300,000
Reynolds Group Issuer, Inc. (B+/B1)
10,000,000	7.875		08/15/19	10,562,500
11,000,000	5.750		10/15/20	11,357,500
2,000,000	6.875		02/15/21	2,102,500
Reynolds Group Issuer, Inc. (CCC+/Caa2)
37,000,000	9.000		04/15/19	38,803,750
16,000,000	9.875		08/15/19	17,140,000
Sealed Air Corp. (BB/B1)(a)
5,000,000	4.875		12/01/22	5,100,000
10,000,000	5.125		12/01/24	10,350,000

				178,016,662

Paper – 0.7%
Clearwater Paper Corp. (BB/Ba2)
4,100,000	4.500		02/01/23	4,059,000
19,100,000	5.375	(a)	02/01/25	19,482,000
Mercer International, Inc. (B+/B2)
4,350,000	7.000		12/01/19	4,545,750
9,186,000	7.750		12/01/22	9,714,195

Corporate Obligations – (continued)
Paper – (continued)
Stone Container Finance Co. of Canada II (NR/WR)(b)
$2,250,000	7.375%		07/15/14	$—

				37,800,945

Printing – 0.5%
McGraw-Hill Global Education Holdings LLC/McGraw-Hil Global Education Finance (B+/B1)
5,800,000	9.750		04/01/21	6,409,000
RR Donnelley & Sons Co. (BB-/Ba3)
5,650,000	7.875		03/15/21	6,483,375
Southern Graphics, Inc. (CCC+/Caa1)(a)
15,700,000	8.375		10/15/20	15,896,250

				28,788,625

Publishing – 1.0%
Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(a)
10,650,000	5.000		04/15/22	10,703,250
Outfront Media Capital LLC/Outfront Media Capital Corp. (BB-/B1)
5,003,000	5.625		02/15/24	5,240,643
8,650,000	5.875		03/15/25	9,125,750
The Nielsen Co Luxembourg SARL (BB+/B1)(a)
12,000,000	5.500		10/01/21	12,360,000
Time, Inc. (BB/B1)(a)
18,000,000	5.750		04/15/22	17,595,000

				55,024,643

Real Estate – 0.8%
CB Richard Ellis Services, Inc. (BB+/Baa3)
5,000,000	5.000		03/15/23	5,225,000
CBRE Services, Inc. (BB+/Baa3)
11,650,000	5.250		03/15/25	12,523,750
DuPont Fabros Technology LP (BB/Ba1)
20,000,000	5.875		09/15/21	20,750,000
iStar Financial, Inc. (B+/B2)
7,000,000	4.000		11/01/17	6,930,000

				45,428,750

Retailers – 1.9%
Alphabet Holding Co., Inc. (CCC+/Caa1)(c)
5,900,000	7.750		11/01/17	5,767,250
Asbury Automotive Group, Inc. (B+/B1)
5,650,000	6.000		12/15/24	5,861,875
Family Tree Escrow LLC (B+/Ba3)(a)
1,400,000	5.250		03/01/20	1,471,750
6,000,000	5.750		03/01/23	6,315,000
L Brands, Inc. (BB+/Ba1)
10,337,000	6.625		04/01/21	11,810,023
10,000,000	5.625		02/15/22	11,000,000
Neiman Marcus Group Ltd., Inc. (CCC+/Caa2)(a)
30,000,000	8.000		10/15/21	31,725,000
25,000,000	8.750	(c)	10/15/21	26,437,500
The William Carter Co. (BB+/Ba2)
8,000,000	5.250		08/15/21	8,280,000

				108,668,398

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Retailers – Food & Drug – 0.6%
	BI-LO LLC/BI-LO Finance Corp. (B/B3)(a)
	$6,800,000	9.250%		02/15/19	$6,885,000
	Rite Aid Corp. (CCC+/B3)
	12,350,000	6.750		06/15/21	13,137,313
	13,400,000	6.125	(a)	04/01/23	13,735,000

					33,757,313

	Services Cyclical – Business Services – 0.8%
	CoreLogic, Inc. (B+/B1)
	13,000,000	7.250		06/01/21	13,845,000
	Sitel LLC/Sitel Finance Corp. (CCC+/B2)(a)
	5,000,000	11.000		08/01/17	5,175,000
	SPL Logistics Escrow LLC (B/B2)(a)
	11,000,000	8.875		08/01/20	11,577,500
	WEX, Inc. (BB-/Ba3)(a)
	12,000,000	4.750		02/01/23	11,910,000

					42,507,500

	Services Cyclical – Rental Equipment – 1.2%
	Ahern Rentals, Inc. (B/Caa1)(a)
	7,000,000	9.500		06/15/18	7,350,000
	Ashtead Capital, Inc. (BB/Ba3)(a)
	15,000,000	5.625		10/01/24	15,637,500
	Emeco Pty Ltd. (B/B3)(a)
	12,250,000	9.875		03/15/19	9,065,000
	Europcar Groupe SA (B-/Caa1)
EUR	4,000,000	11.500	(a)	05/15/17	4,834,927
	1,000,000	11.500		05/15/17	1,208,732
	Jurassic Holdings III, Inc. (B-/Caa1)(a)
	$12,000,000	6.875		02/15/21	10,470,000
	United Rentals North America, Inc. (BB+/Ba1)
	12,200,000	4.625		07/15/23	12,337,250
	United Rentals North America, Inc. (BB-/B1)
	7,100,000	5.500		07/15/25	7,233,125

					68,136,534

	Technology – Hardware – 2.3%
	Advanced Micro Devices, Inc. (B/B2)
	10,000,000	6.750		03/01/19	9,725,000
	Alcatel-Lucent USA, Inc. (B/B3)(a)
	5,000,000	8.875		01/01/20	5,437,500
	15,000,000	6.750		11/15/20	15,937,500
	Alcatel-Lucent USA, Inc. (B/WR)
	7,000,000	6.450		03/15/29	7,052,500
	Ancestry.com, Inc. (CCC+/B3)
	5,249,000	11.000		12/15/20	5,826,390
	CDW LLC/CDW Finance Corp. (B+/B1)
	1,656,000	8.500		04/01/19	1,726,380
	CDW LLC/CDW Finance Corp. (B+/B1)
	6,100,000	5.000		09/01/23	6,191,500
	CommScope, Inc. (BB-/B2)(a)
	16,000,000	5.000		06/15/21	15,960,000
	Freescale Semiconductor, Inc. (B/B1)(a)
	12,000,000	6.000		01/15/22	13,065,000
	IAC/InterActiveCorp. (BB+/Ba1)
	3,000,000	4.750		12/15/22	2,977,500

	Corporate Obligations – (continued)
	Technology – Hardware – (continued)
	Micron Technology, Inc. (BB/NR)(a)
	$18,350,000	5.250%		08/01/23	$18,671,125
	NCR Corp. (BB/Ba3)
	5,000,000	4.625		02/15/21	5,018,750
	7,011,000	5.000		07/15/22	7,133,693
	6,500,000	6.375		12/15/23	6,938,750
	VeriSign, Inc. (BB+/Ba1)(a)
	6,150,000	5.250		04/01/25	6,273,000

					127,934,588

	Technology – Software/Services – 3.7%
	Aspect Software, Inc. (CCC+/Caa2)
	6,000,000	10.625		05/15/17	5,265,000
	BMC Software Finance, Inc. (CCC+/Caa1)(a)
	22,000,000	8.125		07/15/21	20,075,000
	Boxer Parent Co., Inc. (CCC+/Caa2)(a)(c)
	10,950,000	9.000		10/15/19	9,033,750
	CyrusOne LP/CyrusOne Finance Corp. (B+/B1)
	15,435,000	6.375		11/15/22	16,399,687
	Equinix, Inc. (BB/B1)
	5,750,000	4.875		04/01/20	5,951,250
	9,250,000	5.375		01/01/22	9,596,875
	14,050,000	5.375		04/01/23	14,541,750
	14,000,000	5.750		01/01/25	14,595,000
	First Data Corp. (B-/Caa1)
	5,000,000	8.250	(a)	01/15/21	5,356,250
	9,950,000	11.250		01/15/21	11,305,688
	4,000,000	12.625		01/15/21	4,745,000
	22,000,000	8.750	(a)(c)	01/15/22	23,677,500
	First Data Corp. (BB-/B1)(a)
	21,000,000	6.750		11/01/20	22,312,500
	IHS, Inc. (BB+/Ba1)(a)
	14,000,000	5.000		11/01/22	14,105,000
	Infor Software Parent LLC/Infor Software Parent, Inc. (CCC+/Caa1)(a)(c)
	10,000,000	7.125		05/01/21	9,900,000
	Infor US, Inc. (B-/B3)(a)
	8,150,000	6.500		05/15/22	8,363,938
	Nuance Communications, Inc. (BB-/B1)(a)
	11,900,000	5.375		08/15/20	12,019,000

					207,243,188

	Telecommunications – 2.7%
	Frontier Communications Corp. (BB-/Ba3)
	12,000,000	8.125		10/01/18	13,515,000
	3,950,000	7.125		03/15/19	4,290,688
	27,000,000	8.500		04/15/20	30,442,500
	5,712,000	9.250		07/01/21	6,625,920
	5,000,000	6.250		09/15/21	5,000,000
	Level 3 Communications, Inc. (B/Caa1)
	5,000,000	8.875		06/01/19	5,268,750
	Level 3 Financing, Inc. (B/B3)
	5,700,000	8.125		07/01/19	5,999,250
	10,000,000	7.000		06/01/20	10,650,000
	7,100,000	6.125		01/15/21	7,437,250

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Telecommunications – (continued)
	Telecom Italia Capital SA (BB+/Ba1)
	$2,750,000	6.999%	06/04/18	$3,076,950
	1,950,000	7.175	06/18/19	2,242,720
	7,100,000	7.721	06/04/38	8,320,312
	Telecom Italia SpA (BB+/Ba1)(a)
	21,650,000	5.303	05/30/24	22,678,375
	Windstream Corp. (B/B1)
	6,325,000	7.875	11/01/17	6,854,719
	5,050,000	7.750	10/15/20	5,169,937
	7,000,000	7.750	10/01/21	6,982,500
	5,250,000	7.500	06/01/22	5,059,688
	4,350,000	6.375	08/01/23	3,909,563

				153,524,122

	Telecommunications – Cellular – 6.8%
	Altice Financing SA (BB-/B1)(a)
	5,000,000	6.500	01/15/22	5,125,000
	4,300,000	6.625	02/15/23	4,423,625
	Altice Finco SA (B-/B3)(a)
	7,000,000	8.125	01/15/24	7,367,500
	Crown Castle International Corp. (BB+/B1)
	5,000,000	4.875	04/15/22	5,175,000
	18,775,000	5.250	01/15/23	19,713,750
	Matterhorn Financing & CY SCA (CCC+/NR)(a)(c)
EUR	6,100,000	9.000	04/15/19	6,693,487
	SBA Communications Corp. (B/B3)(a)
	$11,450,000	4.875	07/15/22	11,206,687
	SBA Telecommunications, Inc. (B+/B3)
	7,400,000	5.750	07/15/20	7,760,750
	Softbank Corp. (BB+/Ba1)(a)
	40,000,000	4.500	04/15/20	40,700,000
	Sprint Capital Corp. (B+/B2)
	14,000,000	6.900	05/01/19	14,490,000
	14,000,000	8.750	03/15/32	14,455,000
	Sprint Communications, Inc. (B+/B2)
	24,600,000	8.375	08/15/17	26,752,500
	11,350,000	7.000	08/15/20	11,491,875
	10,000,000	11.500	11/15/21	12,100,000
	Sprint Communications, Inc. (BB/Ba2)(a)
	15,450,000	9.000	11/15/18	17,728,875
	10,000,000	7.000	03/01/20	11,050,000
	Sprint Corp. (B+/B2)
	19,000,000	7.250	09/15/21	19,047,500
	49,000,000	7.875	09/15/23	49,857,500
	T-Mobile USA, Inc. (BB/Ba3)
	9,050,000	6.542	04/28/20	9,547,750
	20,000,000	6.250	04/01/21	20,850,000
	2,600,000	6.633	04/28/21	2,726,750
	9,750,000	6.125	01/15/22	10,054,688
	9,000,000	6.731	04/28/22	9,450,000
	Wind Acquisition Finance SA (NR/Ba3)(a)
	16,000,000	4.750	07/15/20	16,040,000
	Wind Acquisition Finance SA (B/Caa1)(a)
	22,750,000	7.375	04/23/21	23,532,031

				377,340,268

	Corporate Obligations – (continued)
	Telecommunications – Satellites – 1.8%
	Inmarsat Finance PLC (BB+/Ba2)(a)
	$15,000,000	4.875%	05/15/22	$14,962,500
	Intelsat Jackson Holdings SA (B+/B3)
	10,100,000	7.500	04/01/21	10,428,250
	4,000,000	5.500	08/01/23	3,770,000
	Intelsat Jackson Holdings SA (CCC+/Caa1)
	20,000,000	6.625	12/15/22	19,300,000
	Intelsat Luxembourg SA (CCC+/Caa2)
	4,550,000	6.750	06/01/18	4,436,250
	38,000,000	7.750	06/01/21	35,055,000
	13,000,000	8.125	06/01/23	11,960,000

				99,912,000

	Transportation(a) – 0.5%
	Aguila 3 SA (B/B3)
	15,900,000	7.875	01/31/18	15,900,000
	Jack Cooper Holdings Corp. (CCC+/B2)
	10,000,000	9.250	06/01/20	10,250,000

				26,150,000

	Utilities – Electric – 1.1%
	Calpine Corp. (B/NR)
	10,000,000	5.500	02/01/24	10,100,000
	Calpine Corp. (B/B3)
	10,000,000	5.375	01/15/23	10,025,000
	Calpine Corp. (BB/Ba3)(a)
	3,000,000	6.000	01/15/22	3,210,000
	1,450,000	5.875	01/15/24	1,571,438
	Dynegy Finance I, Inc./Dynegy Finance II, Inc. (B+/B3)(a)
	7,225,000	6.750	11/01/19	7,477,875
	2,850,000	7.375	11/01/22	2,999,625
	Illinois Power Generating Co. (CCC+/B3)
	2,700,000	7.000	04/15/18	2,477,250
	MPM Escrow LLC (NR/NR)(b)
	13,000,000	8.875	10/15/20	—
	NRG Energy, Inc. (BB-/B1)
	7,350,000	6.625	03/15/23	7,570,500
	13,750,000	6.250	05/01/24	13,853,125

				59,284,813

	Utilities – Pipelines – 1.4%
	NGPL PipeCo LLC (CCC+/Caa2)(a)
	10,000,000	7.119	12/15/17	9,875,000
	2,150,000	9.625	06/01/19	2,139,250
	Regency Energy Partners LP/Regency Energy Finance Corp. (BB/Ba3)
	3,000,000	5.750	09/01/20	3,240,000
	5,000,000	6.500	07/15/21	5,250,000
	3,700,000	5.875	03/01/22	4,033,000
	8,450,000	5.000	10/01/22	8,788,000
	1,800,000	5.500	04/15/23	1,858,500

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Utilities – Pipelines – (continued)
Sabine Pass Liquefaction LLC (BB+/Ba3)
$11,000,000	6.250%	03/15/22	$11,357,500
5,000,000	5.625	04/15/23	5,000,000
10,950,000	5.750	05/15/24	11,004,750
13,550,000	5.625 (a)	03/01/25	13,448,375
Tesoro Logistics LP/Tesoro Logistics Finance Corp. (BB/Ba3)(a)
3,375,000	6.250	10/15/22	3,510,000

			79,504,375

TOTAL CORPORATE OBLIGATIONS
(Cost $5,247,919,221)			$5,253,925,311

Senior Term Loans(e) – 5.1%
Airlines – 0.1%
Delta Air Lines, Inc. (BBB-/Ba1)
$7,461,832	3.250%	10/18/18	$7,452,505

Automotive Parts – 0.2%
Gates Global LLC (B+/B2)
9,974,917	4.250	07/05/21	9,931,327

Chemicals – 0.2%
A Schulman, Inc. (NR/NR)(f)
14,000,000	0.000	03/27/16	14,000,000

Construction Machinery – 0.1%
Doosan Infracore Co., Ltd. (BB-/Ba3)
4,303,212	4.500	05/28/21	4,346,244

Consumer Products – Industrial – 0.8%
Atkore International, Inc. (B+/B3)
11,012,234	4.500	04/09/21	10,902,112
Atkore International, Inc. (CCC+/Caa2)
8,275,000	7.750	10/09/21	7,985,375
CPM Acquisition Corp. (B+/B1)
9,537,248	6.250	08/29/17	9,537,248
CPM Acquisition Corp. (B/Caa1)
7,570,000	10.250	03/01/18	7,570,000
Dynacast International LLC (NR/NR)
5,050,000	5.250	01/28/22	5,094,187
Dynacast International LLC (B-/Caa1)
4,625,000	9.500	01/30/23	4,671,250

			45,760,172

Energy – 0.2%
American Energy – Marcellus LLC (B-/Ba3)
9,950,000	5.250	08/04/20	8,407,750
American Energy – Marcellus LLC (CCC/Caa1)
3,275,000	8.500	08/04/21	2,404,407

			10,812,157

Energy – Exploration & Production – 0.2%
Magnum Hunter Resources Corp. (B-/B1)
8,532,125	8.500	10/22/19	8,400,560
Targa Resources Corp. (NR/NR)
4,811,860	5.750	02/25/22	4,829,905

			13,230,465

Senior Term Loans(e) – (continued)
Food & Beverages – 0.6%
Performance Food Group, Inc. (B-/B3)
$20,051,795	6.250%	11/14/19	$20,068,438
Shearer’s Foods, Inc. (CCC+/Caa1)
13,000,000	7.750	06/30/22	12,821,250

			32,889,688

Gaming – 0.1%
1011778 B.C. Unlimited Liability Co. (B+/B1)
7,384,219	4.500	12/12/21	7,453,926

Health Care – Pharmaceuticals – 0.2%
Valeant Pharmaceuticals International, Inc. (NR/NR)
5,237,349	4.000	03/10/22	5,259,346
6,837,651	4.000	03/13/22	6,866,369

			12,125,715

Health Care – Services – 0.4%
American Renal Holdings, Inc. (CCC+/Caa1)
19,995,926	8.500	03/20/20	19,845,957

Home Construction – 0.3%
BRG Bell Sports, Inc. (B/B2)
7,187,998	6.500	04/15/21	7,277,848
BRG Bell Sports, Inc. (CCC/Caa1)
7,600,000	10.250	04/14/22	7,638,000

			14,915,848

Media – Non Cable – 0.6%
Getty Images, Inc. (B-/B2)
16,787,570	4.750	10/18/19	14,126,740
Renaissance Learning, Inc. (B-/B1)
7,131,514	4.500	04/09/21	6,976,975
Renaissance Learning, Inc. (CCC/Caa2)
12,047,700	8.000	04/11/22	11,666,149

			32,769,864

Retailers – 0.9%
BJ’s Wholesale Club, Inc. (CCC/Caa2)
11,950,000	8.500	03/26/20	11,850,456
Dollar Tree, Inc. (NR/NR)
5,750,000	4.250	03/09/22	5,808,305
J Crew Group, Inc. (B-/B2)
12,900,000	4.000	03/05/21	11,942,562
PetSmart, Inc. (NR/NR)
4,975,000	5.000	03/11/22	5,010,969
True Religion Apparel, Inc. (B-/B3)
8,250,750	5.875	07/30/19	7,370,643
True Religion Apparel, Inc. (CCC/Caa2)
6,825,000	11.000	01/29/20	5,801,250

			47,784,185

Services Cyclical – Rental Equipment – 0.1%
Maxim Crane Works LP (B/Caa2)
6,975,000	10.250	11/26/18	6,818,063

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(e) – (continued)
Technology – Hardware – 0.1%
Riverbed Technology, Inc. (NR/NR)
$3,500,000	6.000%	02/19/22	$3,531,500

TOTAL SENIOR TERM LOANS
(Cost $287,007,116)			$283,667,616

Shares	Rate	Value
Preferred Stock(c)(g) – 0.1%
Media – Broadcasting & Radio – 0.1%
Spanish Broadcasting System, Inc.
3,014	10.750%	$3,405,820
(Cost $3,042,344)

Shares	Description	Value
Common Stocks – 0.4%
40	Dawn Holdings, Inc.(b)	$—
64,385	General Motors Co.	2,414,438
558,471	Houghton Mifflin Harcourt Co.(b)	13,112,899
341,350	Huntsman Corp.	7,567,729
28,148	Motors Liquidation Co.	480,768
21	New Cotai Class B Shares(b)	—
95	Nycomed(b)	1
3,874	Panolam Holdings Co.(b)	39
2,500	Port Townsend Holdings Co., Inc.(b)	—
75,828	Verso Corp.(b)	136,490

TOTAL COMMON STOCKS
(Cost $30,024,383)		$23,712,364

Units	Expiration Date	Value
Warrants(b) – 0.1%
General Motors Co. (NR/NR)
54,264	07/10/16	$1,505,826
54,264	07/10/19	1,066,288
Lender Process Services, Inc. (NR/NR)
14,274	12/31/20	—
Masonite International Corp. (NR/NR)
22,734	06/09/16	409,212

TOTAL WARRANTS
(Cost $23,842,381)		$2,981,326

Shares	Description	Value
Investment Company(h) – 0.2%
	9,991,607	Goldman Sachs Financial Square Government Fund – FST Shares
	(Cost $9,991,607)	$9,991,607

TOTAL INVESTMENTS – 100.0%
	(Cost $5,601,827,052)	$5,577,684,044

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%	1,733,315

	NET ASSETS – 100.0%	$5,579,417,359

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,203,777,431, which represents approximately 39.5% of net assets as of March 31, 2015.
(b)	Security is currently in default and/or non-income producing.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(e)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on March 31, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(f)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2015.
(h)	Represents an Affiliated Fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
WR	—Withdrawn Rating

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	USD/CAD	04/07/15	$6,625,444	$77,812
Credit Suisse International (London)	USD/CHF	04/07/15	14,901,654	237,155
JPMorgan Chase Bank (London)	USD/AUD	04/07/15	2,935,507	57,444
Merrill Lynch International	USD/EUR	04/07/15	25,050,074	1,084,831
TOTAL				$1,457,242

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Merrill Lynch International	EUR/USD	04/07/15	$3,511,560	$(5,315)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(1,045)	June 2017	$(256,834,875)	$(1,960,199)
Ultra Long U.S. Treasury Bonds	441	June 2015	74,914,875	846,448
5 Year German Euro-Bobl	(215)	June 2015	(29,921,474)	(53,483)
10 Year German Euro-Bund	(31)	June 2015	(5,291,909)	(70,377)
10 Year U.K. Long Gilt	(36)	June 2015	(6,448,340)	(122,890)
2 Year U.S. Treasury Notes	663	June 2015	145,300,594	450,265
5 Year U.S. Treasury Notes	2,160	June 2015	259,655,626	2,154,387
10 Year U.S. Treasury Notes	(3,055)	June 2015	(393,808,594)	(3,982,216)
20 Year U.S. Treasury Bonds	70	June 2015	11,471,250	(2,309)
TOTAL				$(2,740,374)

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$63,500	06/17/20	3 month LIBOR	2.250%	$(1,086,925)	$(839,742)
16,600	06/17/22	3 month LIBOR	2.500	(441,282)	(259,140)

TOTAL				$(1,528,207)	$(1,098,882)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value

	Senior Term Loans(a) – 80.7%
	Aerospace – 1.5%
	BE Aerospace, Inc. (BB+/Ba2)
	$8,977,500	4.000%	12/16/21	$9,041,061
	LM U.S. Corp. Acquisition, Inc. (CCC/Caa2)
	6,472,375	8.250	01/25/21	6,407,651
	Silver II US Holdings LLC (B+/B1)
	8,574,086	4.000	12/13/19	8,116,830
	Transdigm, Inc. (B/Ba3)
	2,297,498	3.500	02/14/17	2,294,626
	25,508,278	3.750	02/28/20	25,447,823
	11,116,000	3.750	06/04/21	11,083,208

				62,391,199

	Airlines – 2.4%
	Air Canada (BB/Ba3)
	3,292,390	5.500	09/26/19	3,326,762
	Atlantic Aviation FBO, Inc. (BB-/Ba3)
	13,058,281	3.250	06/01/20	12,935,925
	Continental Airlines, Inc. (BB/Ba2)
	27,697,652	3.500	04/01/19	27,656,106
	Delta Air Lines, Inc. (BBB-/Ba1)
	11,199,199	3.250	04/20/17	11,192,256
	39,055,599	3.250	10/18/18	39,006,779
	Flying Fortress, Inc. (BBB-/Ba1)
	5,041,667	3.500	06/30/17	5,041,667

				99,159,495

	Automotive – 1.0%
	Chrysler Group LLC (BB+/Ba1)
	41,200,239	3.500	05/24/17	41,191,587

	Automotive – Distributor – 0.1%
	Goodyear Tire & Rubber Co. (BB/Ba1)
	2,182,569	4.750	04/30/19	2,200,990

	Automotive – Parts – 1.1%
	Cooper Standard Holdings, Inc. (BB-/B1)
	11,116,000	4.000	04/04/21	11,079,873
	Gates Global LLC (B+/B2)
	23,392,475	4.250	07/05/21	23,290,250
	Jason, Inc. (B/B1)
	8,955,000	5.500	06/30/21	8,910,225

				43,280,348

	Building Materials – 3.2%
	American Builders & Contractors Supply Co., Inc. (BB+/B1)
	36,250,565	3.500	04/16/20	36,150,876
	Armstrong World Industries, Inc. (BB/B1)
	1,890,894	3.500	03/15/20	1,887,585
	CPG International, Inc. (B/B2)
	5,861,891	4.750	09/30/20	5,762,239
	Gyp Holdings III Corp. (B/B3)
	21,438,000	4.750	04/01/21	20,861,961
	Headwaters, Inc. (BB-/B1)
	5,175,000	4.500	03/11/22	5,194,406
	Jeld-Wen, Inc. (B/B1)
	22,967,438	5.250	10/15/21	23,062,752

	Senior Term Loans(a) – (continued)
	Building Materials – (continued)
	PLY Gem Industries, Inc. (B+/B1)
	$7,170,038	4.000%	02/01/21	$7,093,892
	Quikrete Cos., Inc. (B+/B1)
	17,624,711	4.000	09/28/20	17,690,804
	Roofing Supply Group LLC (B/B3)
	7,095,024	5.000	05/31/19	7,001,937
	Ultima US Holdings LLC (B/B1)
	5,220,783	5.500	07/02/20	5,207,731

				129,914,183

	Capital Goods – Others – 0.8%
	Alliance Laundry Systems LLC (B/B2)
	16,670,397	4.250	12/10/18	16,691,235
	Alliance Laundry Systems LLC (CCC+/Caa2)
	7,410,137	9.500	12/10/19	7,419,399
	USIC Holdings, Inc. (B+/B2)
	8,679,164	4.000	07/10/20	8,614,070

				32,724,704

	Chemicals – 2.7%
	American Pacific Corp. (NR/NR)
	13,017,764	7.000	02/27/19	13,034,036
	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV (B+/B1)
EUR	1,000,000	5.750	02/01/21	1,135,529
	ECO Services Operations LLC (B+/B1)
	$1,371,563	4.750	12/04/21	1,374,991
	Emerald Performance Materials LLC (B/B1)
	7,487,375	4.500	08/01/21	7,487,375
	Emerald Performance Materials LLC (CCC+/Caa1)
	6,350,000	7.750	08/01/22	6,223,000
	Huntsman International LLC (BB+/Ba2)
	3,491,250	3.750	08/12/21	3,499,978
	MacDermid, Inc. (BB/B1)
	2,219,438	4.750	06/07/20	2,231,001
	PQ Corp. (B+/B2)
	9,526,244	4.000	08/07/17	9,488,139
	Univar, Inc. (B+/B3)
	29,240,480	5.000	06/30/17	29,171,472
	US Coatings Acquisition, Inc. (B+/B1)
	38,228,654	3.750	02/01/20	37,980,933

				111,626,454

	Consumer Products – Household & Leisure – 2.0%
	Bombardier Recreational Products, Inc. (BB-/B1)
	24,192,603	4.000	01/30/19	24,157,282
	Polymer Group, Inc. (B-/B2)
	12,185,438	5.250	12/19/19	12,215,901
	Renfro Corp. (B/B3)
	22,978,409	5.750	01/30/19	22,590,764
	Spectrum Brands, Inc. (BB/Ba3)
EUR	3,241,875	3.750	12/19/21	3,498,899
	The Sun Products Corp. (B-/B1)
	$21,114,270	5.500	03/23/20	20,243,306

				82,706,152

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Consumer Products – Industrial – 1.6%
Atkore International, Inc. (B+/B3)
$13,534,578	4.500%	04/09/21	$13,399,232
Atkore International, Inc. (CCC+/Caa2)
11,250,000	7.750	10/09/21	10,856,250
CPM Acquisition Corp. (B+/B1)
3,832,726	6.250	08/29/17	3,832,726
CPM Acquisition Corp. (B/Caa1)
1,150,000	10.250	03/01/18	1,150,000
HD Supply, Inc. (B+/B1)
27,621,134	4.000	06/28/18	27,649,860
Southwire Co. (BB+/Ba3)
10,471,644	3.250	02/10/21	10,353,838

			67,241,906

Diversified Manufacturing – 3.0%
Crosby US Acquisition Corp. (B/B1)
20,030,990	3.750	11/23/20	18,453,549
Doosan Infracore Co., Ltd. (BB-/Ba3)
9,293,106	4.500	05/28/21	9,386,037
Dynacast International LLC (B/Ba3)
4,225,000	5.250	01/28/22	4,261,969
Dynacast International LLC (B-/Caa1)
1,950,000	9.500	01/30/23	1,969,500
Gardner Denver, Inc. (B/B1)
20,023,388	4.250	07/30/20	18,970,157
Mannington Mills, Inc. (BB-/B1)
6,542,125	4.750	10/01/21	6,566,658
Milacron LLC (B/B1)
9,900,000	4.000	03/28/20	9,782,487
Mirror Bidco Corp. (B/Ba3)
19,237,211	4.250	12/28/19	19,173,151
Rexnord LLC (BB-/B2)
35,186,695	4.000	08/21/20	35,162,064

			123,725,572

Energy – 2.5%
American Energy – Marcellus LLC (B-/Ba3)
13,550,000	5.250	08/04/20	11,449,750
American Energy – Marcellus LLC (CCC/Caa1)
34,190,000	8.500	08/04/21	25,101,272
CITGO Holding, Inc. (B-/Caa1)
7,790,475	9.500	05/12/18	7,745,057
Jonah Energy LLC (B/B3)
9,250,000	7.500	05/12/21	8,201,697
Magnum Hunter Resources Corp. (B-/B1)
16,865,250	8.500	10/22/19	16,605,188
MEG Energy Corp. (BB+/Ba1)
36,137,750	3.750	03/31/20	34,570,456

			103,673,420

Energy – Exploration & Production – 0.4%
NGPL PipeCo LLC (CCC+/Caa2)
2,050,000	6.750	09/15/17	1,951,887
Veresen Midstream Limited Partnership (BB-/Ba3)
13,575,000	6.000	02/25/22	13,551,244

			15,503,131

Senior Term Loans(a) – (continued)
Entertainment – 0.7%
Sabre, Inc. (B+/Ba3)
$488,222	4.000%	02/19/18	$484,155
4,961,419	4.000	02/19/19	4,961,419
20,697,541	4.500	02/19/19	20,692,366
WMG Acquisition Corp. (B+/B1)
3,095,714	3.750	07/01/20	3,018,321

			29,156,261

Environmental – 0.3%
EnergySolutions LLC (BB-/B3)
13,115,897	6.750	05/29/20	13,144,621

Finance – 1.9%
CeramTec Acquisition Corp. (B/Ba3)
8,848,707	4.250	08/30/20	8,859,768
Guggenheim Partners LLC (NR/NR)
11,568,700	4.250	07/22/20	11,641,005
Houghton Mifflin Harcourt, Inc. (NR/B1)
22,556,094	4.250	05/22/18	22,330,533
ROC Finance LLC (BB-/B2)
1,970,000	5.000	06/20/19	1,899,198
SBA Senior Finance II LLC (BB/B1)
16,351,313	3.250	03/24/21	16,247,155
Victory Capital Management, Inc. (BB-/B2)
18,110,625	7.000	10/01/21	17,974,795

			78,952,454

Food & Beverages – 6.4%
Albertson’s Holdings LLC (BB-/Ba3)
18,150,000	5.000	08/25/19	18,256,722
Atrium Innovations, Inc. (B/B2)
8,378,852	4.250	02/13/21	8,200,801
Atrium Innovations, Inc. (CCC+/Caa2)
10,300,000	7.750	08/13/21	9,476,000
Blue Buffalo Co. Ltd. (BB/B1)
5,991,441	3.750	08/08/19	5,991,441
Diamond Foods, Inc. (B/B2)
16,384,055	4.250	08/20/18	16,358,496
Dole Food Co., Inc. (B-/B2)
7,442,500	4.500	11/01/18	7,458,799
High Liner Foods, Inc. (B+/B2)
9,578,250	4.250	04/24/21	9,530,359
HJ Heinz Co. (BB+/Ba1)
43,958,388	3.500	06/05/20	44,012,897
Performance Food Group, Inc. (B-/B3)
55,690,229	6.250	11/14/19	55,736,452
Pinnacle Foods Finance LLC (BB+/Ba2)
16,698,836	3.000	04/29/20	16,620,297
Shearer’s Foods, Inc. (B/B1)
7,686,375	4.500	06/30/21	7,686,375
Shearer’s Foods, Inc. (CCC+/Caa1)
12,800,000	7.750	06/30/22	12,624,000
US Foods, Inc. (B-/B2)
49,196,937	4.500	03/31/19	49,207,268

			261,159,907

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Food & Drug Retailers – 0.4%
Rite Aid Corp. (B+/B2)
$7,290,000	5.750%	08/21/20	$7,362,900
9,570,000	4.875	06/21/21	9,575,838

			16,938,738

Gaming – 1.7%
Aristocrat Leisure Ltd. (BB/Ba2)
16,998,462	4.750	10/20/21	17,079,884
CCM Merger, Inc. (B+/B2)
5,205,638	4.500	08/08/21	5,218,652
CityCenter Holdings LLC (BB-/B2)
15,289,724	4.250	10/16/20	15,335,594
Marina District Finance Co., Inc. (B+/B2)
9,012,040	6.500	08/15/18	9,055,207
MGM Resorts International (BB/Ba2)
10,280,942	3.500	12/20/19	10,244,548
Peninsula Gaming LLC (B+/B1)
4,729,064	4.250	11/20/17	4,730,529
Scientific Games International, Inc. (BB-/Ba3)
6,658,313	6.000	10/01/21	6,669,432

			68,333,846

Health Care – 1.6%
Community Health Systems, Inc. (BB/Ba2)
19,455,295	4.250	01/27/21	19,545,763
HCA, Inc. (BBB-/Ba2)
28,967,212	2.928	03/31/17	28,963,735
14,065,383	3.025	05/01/18	14,065,383
MedAssets, Inc. (BB+/Ba3)
71,778	4.000	12/13/19	71,598
VWR Funding, Inc. (BB/Ba2)
1,263,477	3.428	04/03/17	1,261,115

			63,907,594

Health Care – Medical Products – 0.3%
Convatec, Inc. (B+/Ba3)
2,794,150	4.000	12/22/16	2,796,469
Ortho-Clinical Diagnostics, Inc. (B/B1)
7,979,900	4.750	06/30/21	7,896,350

			10,692,819

Health Care – Pharmaceuticals – 2.1%
PharMedium Healthcare Corp. (B/B1)
4,321,845	4.250	01/28/21	4,278,627
PharMedium Healthcare Corp. (CCC+/Caa2)
2,000,000	7.750	01/28/22	1,995,000
Valeant Pharmaceuticals International, Inc. (BB/Ba1)
4,561,323	3.500	02/13/19	4,569,168
23,300,955	3.500	08/05/20	23,300,955
25,580,873	4.000	04/01/22	25,688,313
26,559,601	4.000	04/01/22	26,671,151

			86,503,214

Health Care – Services – 3.6%
American Renal Holdings, Inc. (B/Ba3)
14,405,720	4.500	09/22/19	14,378,782

Senior Term Loans(a) – (continued)
Health Care – Services – (continued)
American Renal Holdings, Inc. (CCC+/Caa1)
$21,385,439	8.500%	03/20/20	$21,225,048
Amsurg Corp. (BB-/Ba2)
1,967,588	3.750	07/16/21	1,970,500
Envision Healthcare Corp. (BB-/Ba3)
14,127,250	4.000	05/25/18	14,166,100
MPH Acquisition Holdings LLC (B/B1)
46,067,080	3.750	03/31/21	45,894,328
QOL Meds LLC (B/B2)
2,164,125	5.500	07/15/20	2,164,125
Radnet Management, Inc. (B+/Ba3)
5,620,145	4.250	10/10/18	5,620,145
Sedgwick Claims Management Services, Inc. (B/B1)
5,483,902	3.750	03/01/21	5,413,983
Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
11,600,758	6.750	02/28/22	11,281,737
Sedgwick Claims Management Services, Inc. (B/B3)
7,500,000	6.750	02/28/22	7,293,750
U.S. Renal Care, Inc. (B/Ba3)
7,177,838	4.250	07/03/19	7,183,795
U.S. Renal Care, Inc. (CCC+/Caa1)
4,000,000	8.500	01/03/20	4,035,000
7,975,000	10.250	01/03/20	8,054,750

			148,682,043

Lodging – 2.7%
Four Seasons Holdings, Inc. (BB/B1)
11,532,042	3.500	06/27/20	11,508,055
Four Seasons Holdings, Inc. (B-/Caa1)
11,767,000	6.250	12/27/20	11,825,835
Hilton Worldwide Finance LLC (BBB-/Ba3)
46,232,940	3.500	10/26/20	46,275,012
La Quinta Intermediate Holding LLC (BB/B1)
41,872,711	4.000	04/14/21	41,964,413

			111,573,315

Media – Broadcasting & Radio – 3.7%
Getty Images, Inc. (B-/B2)
47,081,960	4.750	10/18/19	39,619,469
Gray Television, Inc. (BB/Ba3)
2,670,900	3.750	06/10/21	2,668,229
Hubbard Radio LLC (B+/B1)
21,748,734	4.500	04/29/19	21,658,041
iHeart Communications, Inc. (CCC+/Caa1)
23,847,038	7.678	07/30/19	22,946,097
Salem Communications Corp. (B/B2)
13,743,198	4.500	03/13/20	13,640,124
Telesat Canada (BB/Ba3)
2,024,074	3.500	03/28/19	2,018,002
The E.W. Scripps Co. (BBB-/Ba2)
12,969,998	3.250	11/26/20	12,978,169
Townsquare Media, Inc. (BB-/Ba2)
3,350,000	4.250	04/01/22	3,352,111
Univision Communications, Inc. (B+/B2)
33,200,968	4.000	03/01/20	33,121,803

			152,002,045

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Senior Term Loans(a) – (continued)
	Media – Cable – 2.9%
	Altice Financing SA (BB-/B1)
	$2,142,002	5.500%	07/02/19	$2,171,455
	Charter Communications Operating LLC (BB+/Baa3)
	19,663,918	3.000	07/01/20	19,579,166
	8,607,589	3.000	01/03/21	8,573,934
	10,000,000	4.250	09/12/21	10,077,800
	CSC Holdings LLC (BB+/Baa3)
	11,933,153	2.678	04/17/20	11,873,487
	Virgin Media Investment Holdings Ltd. (BB-/Ba3)
	24,627,314	3.500	06/07/20	24,581,261
	Wave Division Holdings LLC (BB-/Ba3)
	6,842,500	4.000	10/15/19	6,822,520
	Ziggo N.V. (BB-/Ba3)
	27,200,000	3.500	01/15/22	27,018,575
EUR	5,500,000	3.750	01/15/22	5,908,141

				116,606,339

	Media – Non Cable – 3.2%
	Advantage Sales & Marketing, Inc. (B/B1)
	$16,486,874	4.250	07/23/21	16,463,957
	Advantage Sales & Marketing, Inc. (CCC+/Caa1)
	4,791,893	7.500	07/25/22	4,790,887
	Affinion Group, Inc. (B/WR)
	1,797,934	6.750	04/30/18	1,702,643
	Affinion Group, Inc. (CCC/B3)
	711,500	8.500	10/12/18	622,434
	Checkout Holding Corp. (B+/B1)
	19,552,250	4.500	04/09/21	16,977,805
	Checkout Holding Corp. (CCC+/Caa1)
	17,325,000	7.750	04/11/22	13,253,625
	McGraw-Hill Global Education Holdings LLC (B+/B1)
	6,290,055	5.750	03/22/19	6,334,085
	Media General, Inc. (BB+/Ba3)
	16,313,148	4.250	07/31/20	16,382,479
	NEP Supershooters LP (B-/Caa1)
	9,019,643	9.500	07/22/20	8,816,701
	NEP/NCP Holdco, Inc. (B/B2)
	27,347,270	4.250	01/22/20	26,579,769
	Renaissance Learning, Inc. (B-/B1)
	7,531,078	4.500	04/09/21	7,367,880
	Renaissance Learning, Inc. (CCC/Caa2)
	9,612,400	8.000	04/11/22	9,307,975
	TWCC Holding Corp. (B+/Ba3)
	3,937,877	3.500	02/13/17	3,770,518

				132,370,758

	Metals & Mining – 0.6%
	Hi Crush Partners LP (B+/B2)
	6,894,169	4.750	04/28/21	6,385,724
	Novelis, Inc. (BB/Ba2)
	17,068,288	3.750	03/10/17	17,043,368

				23,429,092

	Senior Term Loans(a) – (continued)
	Packaging – 2.7%
	Ardagh Holdings USA, Inc. (B+/Ba3)
	$3,465,000	4.000%	12/17/19	$3,473,663
	Berry Plastics Holding Corp. (BB-/Ba3)
	26,064,491	3.500	02/08/20	25,986,298
	Berry Plastics Holding Group, Inc. (BB-/Ba3)
	11,387,681	3.750	01/06/21	11,383,809
	BWAY Holding Co., Inc. (B-/B2)
	28,708,063	5.500	08/14/20	28,959,258
	Kloeckner Acquisition Corp. (B+/Ba3)
	5,617,575	4.750	12/21/16	5,628,136
	Onex Wizard U.S. Acquisition, Inc. (B+/B1)
	10,000,000	5.250	03/11/22	10,081,200
	Reynolds Group Holdings, Inc. (B+/B1)
	26,608,265	4.500	12/01/18	26,708,046

				112,220,410

	Property/Casualty Insurance – 0.3%
	York Risk Services Holding Corp. (B/B1)
	11,236,393	4.750	10/01/21	11,189,537

	Real Estate – 0.8%
	ABRA, Inc. (B+/B1)
	3,258,625	4.750	09/17/21	3,274,918
	Realogy Corp. (BB/Ba3)
	20,877,835	3.750	03/05/20	20,845,266
	Starwood Property Trust, Inc. (BB/Ba3)
	9,454,826	3.500	04/17/20	9,356,307

				33,476,491

	Restaurants – 1.8%
	1011778 B.C. Unlimited Liability Co. (B+/B1)
	64,549,970	4.500	12/12/21	65,159,322
	NPC International, Inc. (B/B1)
	3,778,357	4.000	12/28/18	3,683,898
	Seminole Hard Rock Entertainment, Inc. (BB+/Ba1)
	4,912,500	3.500	05/14/20	4,881,797

				73,725,017

	Retailers – 5.8%
	Academy Ltd. (B/B1)
	9,927,876	4.500	08/03/18	9,943,066
	Bass Pro Group LLC (BB-/B1)
	7,547,813	3.750	11/20/19	7,530,528
	BJ’s Wholesale Club, Inc. (B-/B3)
	12,894,688	4.500	09/26/19	12,888,886
	BJ’s Wholesale Club, Inc. (CCC/Caa2)
	19,900,000	8.500	03/26/20	19,734,233
	Burlington Coat Factory Warehouse Corp. (B+/B1)
	11,717,688	4.250	08/13/21	11,781,198
	Container Store, Inc. (B/B2)
	6,512,469	4.250	04/06/19	6,479,906
	Dell, Inc. (BBB/Ba1)
	5,993,750	3.750	10/29/18	6,002,860
	1,613,177	4.500	04/29/20	1,623,550
	Dollar Tree, Inc. (BB+/Ba1)
	31,600,000	4.250	03/09/22	31,920,424

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Retailers – (continued)
J Crew Group, Inc. (B-/B2)
$16,586,982	4.000%	03/05/21	$15,355,896
Michaels Stores, Inc. (B+/Ba3)
21,273,125	3.750	01/28/20	21,277,592
Neiman Marcus Group Ltd., Inc. (B/B2)
17,115,049	4.250	10/25/20	17,047,616
Party City Holdings, Inc. (B/B2)
7,833,220	4.000	07/27/19	7,820,139
Payless, Inc. (B/B1)
7,535,538	5.000	03/11/21	7,172,928
Payless, Inc. (CCC+/B3)
3,750,000	8.500	03/11/22	3,450,000
Petco Animal Supplies, Inc. (B+/Ba3)
3,329,834	4.000	11/24/17	3,327,969
PetSmart, Inc. (BB-/Ba3)
30,325,000	5.000	03/11/22	30,544,250
The Men’s Wearhouse, Inc. (BB-/Ba2)
3,731,250	4.500	06/18/21	3,745,242
True Religion Apparel, Inc. (B-/B3)
16,646,250	5.875	07/30/19	14,870,595
True Religion Apparel, Inc. (CCC/Caa2)
7,650,000	11.000	01/29/20	6,502,500

			239,019,378

Services Cyclical – Business Services – 4.2%
Acosta Holdco, Inc. (B/B1)
2,400,000	5.000	09/26/21	2,422,128
ADS Waste Holdings, Inc. (B+/B2)
44,474,330	3.750	10/09/19	43,942,417
Crossmark Holdings, Inc. (CCC+/Caa2)
6,864,000	8.750	12/21/20	6,177,600
Devix Midco SA (B/B1)
3,697,063	4.250	05/02/21	3,701,684
First Data Corp. (BB-/B1)
750,000	3.674	03/24/17	749,535
26,285,076	3.674	03/24/18	26,258,791
10,000,000	3.674	09/24/18	9,985,400
14,477,728	4.174	03/24/21	14,513,923
Koosharem LLC (B-/B3)
10,669,509	7.500	05/15/20	10,544,996
Ship US Bidco, Inc. (BB/Ba3)
1,513,791	5.250	11/30/19	1,522,783
TCH 2 Holdings LLC (B-/B1)
5,559,063	5.500	05/06/21	5,545,165
Travelport Finance S.A.R.L. (B/B2)
10,598,438	5.750	09/02/21	10,685,451
Vantiv, LLC (BB+/Ba3)
28,197,496	3.750	06/13/21	28,267,989
Waste Industries USA, Inc. (BB-/B1)
5,500,000	4.250	02/20/20	5,515,455

			169,833,317

Services Cyclical – Consumer Services – 1.7%
Bright Horizons Family Solution, Inc. (BB-/B1)
39,013,983	4.000	01/30/20	39,097,473

Senior Term Loans(a) – (continued)
Services Cyclical – Consumer Services – (continued)
Spin Holdco, Inc. (B/B2)
$21,355,327	4.250%	11/14/19	$21,266,275
Weight Watchers International, Inc. (B+/B3)
971,898	3.180	04/02/16	850,411
12,249,584	4.000	04/02/20	6,519,474

			67,733,633

Services Cyclical – Rental Equipment – 0.3%
Maxim Crane Works LP (B/Caa2)
12,000,000	10.250	11/26/18	11,730,000

Technology – 0.7%
Ability Network, Inc. (B/B2)
5,248,031	6.000	05/14/21	5,241,471
CDW LLC (BB+/Ba2)
19,690,976	3.250	04/29/20	19,496,625
Riverbed Technology, Inc. (NR/B1)
5,550,000	6.000	02/19/22	5,599,950

			30,338,046

Technology – Software/Services – 3.2%
Aspect Software, Inc. (B/B1)
4,908,162	7.250	05/07/16	4,883,621
Avago Technologies Cayman Ltd. (BBB-/Ba1)
32,357,122	3.750	05/06/21	32,403,717
Blackboard, Inc. (B+/B1)
7,358,259	4.750	10/04/18	7,349,061
BMC Software Finance, Inc. (B/B1)
20,511,015	5.000	09/10/20	20,049,517
Dealertrack Technologies, Inc. (BB-/Ba2)
6,002,719	3.250	02/28/21	5,975,226
Electrical Components International, Inc. (B+/B1)
6,200,648	5.750	05/28/21	6,208,399
Emdeon, Inc. (B+/Ba3)
18,710,298	3.750	11/02/18	18,729,756
Freescale Semiconductor, Inc. (B/B1)
8,853,369	4.250	02/28/20	8,866,826
4,987,342	4.250	01/15/21	5,008,837
Ion Trading Technologies S.A.R.L. (B/B1)
1,529,412	4.250	06/10/21	1,521,000
Ion Trading Technologies S.A.R.L. (CCC+/Caa1)
3,500,000	7.250	06/10/22	3,432,905
Lawson Software, Inc. (B+/Ba3)
4,338,676	3.750	06/03/20	4,295,984
Micro Focus International PLC (BB-/B1)
6,875,000	4.500	11/20/19	6,830,312
Sybil Software LLC (B+/B1)
6,375,487	4.750	03/20/20	6,402,073

			131,957,234

Transportation – 0.1%
Pilot Travel Centers LLC (BB/Ba2)
3,283,500	4.250	10/01/21	3,310,457

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Senior Term Loans(a) – (continued)
	Utilities – Electric – 1.4%
	Calpine Corp. (BB/Ba3)
	$3,473,938	4.000%	04/01/18	$3,480,087
	23,537,269	4.000	10/09/19	23,569,751
	14,413,812	4.000	10/30/20	14,434,424
	NRG Energy, Inc. (BB+/Baa3)
	14,361,837	2.750	07/02/18	14,310,997

				55,795,259

	Wireless Telecommunications – 3.3%
	Asurion LLC (B/Ba3)
	2,065,256	5.000	05/24/19	2,069,840
	Crown Castle Operating Co. (BBB/Ba2)
	16,128,167	3.000	01/31/21	16,077,041
	GCI Holdings, Inc. (BB+/Ba2)
	5,200,000	4.750	02/02/22	5,200,000
	Intelsat Jackson Holdings Ltd. (BB-/Ba3)
	65,184,955	3.750	06/30/19	64,907,919
	Level 3 Financing, Inc. (BB/Ba2)
	12,095,000	4.000	08/01/19	12,112,659
	16,000,000	4.000	01/15/20	16,026,720
	8,227,000	4.500	01/31/22	8,265,585
	LTS Buyer LLC (B/B1)
	10,316,250	4.000	04/13/20	10,271,168

				134,930,932

	TOTAL SENIOR TERM LOANS
	(Cost $3,341,884,059)			$3,304,051,898

	Corporate Obligations – 11.3%
	Airlines – 1.4%
	Air Canada (BB/Ba3)(b)(c)
	$9,400,000	6.750%	10/01/19	$10,012,880
	Air Canada (BB-/NR)(c)
	10,000,000	5.000	03/15/20	10,015,100
	Air Canada (BBB-/Ba2)(c)
	16,063,238	5.375	11/15/22	16,866,400
	Air Canada 2013-1 Class C Pass Through Trust (BB-/B1)(c)
	9,221,000	6.625	05/15/18	9,653,926
	Continental Airlines 2012-3 Class C Pass Thru Certificates (BB-/Ba3)
	4,500,000	6.125	04/29/18	4,747,500
	United Airlines 2014-1 Class B Pass Through Trust (BBB-/NR)
	3,850,000	4.750	10/11/23	3,912,562

				55,208,368

	Automotive(b) – 0.4%
	Chrysler Group LLC/CG Co-Issuer, Inc. (B/B1)
	5,000,000	8.000	06/15/19	5,243,750
	Schaeffler Finance BV (BB-/Ba2)(c)
	9,250,000	4.750	05/15/23	9,273,125

				14,516,875

	Corporate Obligations – (continued)
	Building Materials(b)(c) – 0.0%
	Galapagos SA (B/B1)
EUR	1,100,000	5.375%	06/15/21	$1,214,036

	Chemicals – 0.4%
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC/Caa2)(b)
	$5,575,000	8.875	02/01/18	4,919,938
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC/Caa3)(b)
	1,550,000	9.000	11/15/20	1,085,000
	Momentive Performance Materials, Inc. (B/B3)(b)
	10,000,000	3.880	10/24/21	8,850,000
	MPM Escrow LLC (NR/NR)(d)
	10,000,000	8.875	10/15/20	—
	WR Grace & Co. (BB-/Ba3)(c)
	1,500,000	5.125	10/01/21	1,552,500
	50,000	5.625	10/01/24	53,250

				16,460,688

	Consumer Products – Household & Leisure(b) – 0.2%
	Springs Industries, Inc. (B/B2)
	9,650,000	6.250	06/01/21	9,553,500

	Consumer Products – Industrial(b)(c) – 0.2%
	HD Supply, Inc. (B+/B1)
	6,550,000	5.250	12/15/21	6,779,250

	Energy – Coal(b)(c) – 0.1%
	Peabody Energy Corp. (BB+/B2)
	4,000,000	10.000	03/15/22	3,580,000

	Energy – Exploration & Production – 0.3%
	Antero Resources Corp. (BB/Ba3)(b)(c)
	10,150,000	5.625	06/01/23	10,048,500
	Chesapeake Energy Corp. (BB+/Ba1)
	25,000	5.750	03/15/23	24,563

				10,073,063

	Finance(c) – 0.1%
	CIT Group, Inc. (BB-/B1)
	1,650,000	5.500	02/15/19	1,720,125
	International Lease Finance Corp. (BBB-/Ba1)
	2,000,000	7.125	09/01/18	2,257,500

				3,977,625

	Food and Beverage(b)(c) – 0.0%
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)
	900,000	9.000	11/01/19	981,000

	Gaming(b)(d) – 0.3%
	Caesars Entertainment Operating Co., Inc. (D/WR)
	14,850,000	9.000	02/15/20	10,951,875

	Health Care – 2.2%
	CHS/Community Health Systems, Inc. (BB/Ba2)(b)
	12,550,000	5.125	08/15/18	12,942,187
	10,000,000	5.125	08/01/21	10,312,500
	CHS/Community Health Systems, Inc. (B-/B3)(b)
	17,600,000	6.875	02/01/22	18,788,000

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Health Care – (continued)
	Crimson Merger Sub, Inc. (CCC+/Caa1)(b)(c)
	$5,200,000	6.625%	05/15/22	$4,654,000
	HCA, Inc. (BBB-/Ba2)
	10,000,000	3.750	03/15/19	10,125,000
	16,300,000	6.500	02/15/20	18,337,500
	8,050,000	5.000	03/15/24	8,533,000
	6,550,000	5.250	04/15/25	7,074,000

				90,766,187

	Media – Broadcasting & Radio(b) – 0.5%
	iHeartCommunications, Inc. (CCC+/Caa1)
	3,153,000	9.000	12/15/19	3,121,470
	Univision Communications, Inc. (B+/B2)(c)
	10,550,000	7.875	11/01/20	11,288,500
	6,421,000	6.750	09/15/22	6,886,522

				21,296,492

	Media – Cable(b)(c) – 0.6%
	Numericable – SFR SAS (B+/Ba3)
	4,600,000	6.250	05/15/24	4,680,454
	Numericable Group SA (B+/Ba3)
	13,000,000	4.875	05/15/19	13,000,000
	Virgin Media Secured Finance PLC (BB-/Ba3)
	8,309,000	5.375	04/15/21	8,745,223

				26,425,677

	Media – Non Cable(b)(c) – 0.1%
	Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)
	4,750,000	5.000	04/15/22	4,773,750

	Packaging(b) – 0.5%
	Ardagh Packaging Finance PLC (CCC+/Caa1)(c)
	4,900,000	6.250	01/31/19	4,924,500
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/Ba3)(c)
EUR	5,200,000	4.250	01/15/22	5,717,106
	Reynolds Group Issuer, Inc. (B+/B1)
	$1,731,000	7.875	08/15/19	1,828,369
	8,550,000	5.750	10/15/20	8,827,875

				21,297,850

	Pharmaceuticals(b)(c) – 0.2%
	VRX Escrow Corp. (B/B1)
	5,000,000	5.375	03/15/20	5,043,750
	4,800,000	5.875	05/15/23	4,920,000

				9,963,750

	Restaurants(b)(c) – 0.1%
	New Red Finance, Inc. (B-/Caa1)
	4,100,000	6.000	04/01/22	4,243,500

	Retailers(b) – 0.2%
	American Apparel, Inc. (CC/Caa2)
	5,927,198	15.000	04/15/20	6,134,650
	Family Tree Escrow LLC (B+/Ba3)(c)
	650,000	5.250	03/01/20	683,312
	2,600,000	5.750	03/01/23	2,736,500

				9,554,462

	Corporate Obligations – (continued)
	Services Cyclical – Business Services(b)(c) – 0.5%
	Altegrity, Inc. (D/WR)(d)
	$5,500,000	9.500%	07/01/19	$5,307,500
	First Data Corp. (BB-/B1)
	6,900,000	7.375	06/15/19	7,201,875
	2,925,000	6.750	11/01/20	3,107,813
	Sabre, Inc. (B+/Ba3)
	4,000,000	8.500	05/15/19	4,280,000

				19,897,188

	Services Cyclical – Consumer Services(b) – 0.1%
	APX Group, Inc. (B/Ba3)
	3,650,000	6.375	12/01/19	3,631,750

	Services Cyclical – Rental Equipment(b)(c) – 0.5%
	Ahern Rentals, Inc. (B/Caa1)
	8,525,000	9.500	06/15/18	8,951,250
	Jurassic Holdings III, Inc. (B-/Caa1)
	11,000,000	6.875	02/15/21	9,597,500

				18,548,750

	Telecommunications – Cellular – 1.6%
	Altice Financing SA (BB-/B1)(b)(c)
	4,350,000	6.500	01/15/22	4,458,750
	SBA Communications Corp. (B/B3)(b)(c)
	7,200,000	4.875	07/15/22	7,047,000
	Softbank Corp. (BB+/Ba1)(c)
	17,550,000	4.500	04/15/20	17,857,125
	Sprint Communications, Inc. (B+/B2)
	8,000,000	8.375	08/15/17	8,700,000
	3,950,000	7.000	08/15/20	3,999,375
	Sprint Communications, Inc. (BB/Ba2)(c)
	8,500,000	9.000	11/15/18	9,753,750
	Sprint Corp. (B+/B2)
	3,000,000	7.875	09/15/23	3,052,500
	Wind Acquisition Finance SA (NR/Ba3)(b)(c)
	3,900,000	4.750	07/15/20	3,909,750
	Wind Acquisition Finance SA (B/Caa1)(b)(c)
	5,300,000	7.375	04/23/21	5,482,187

				64,260,437

	Telecommunications – Internet & Data(b)(e) – 0.1%
	Level 3 Financing, Inc. (B/B3)
	4,650,000	3.826	01/15/18	4,661,625

	Telecommunications – Satellites(b) – 0.2%
	Intelsat Jackson Holdings SA (CCC+/Caa1)
	6,700,000	6.625	12/15/22	6,465,500

	Telecommunications – Wirelines – 0.1%
	Frontier Communications Corp. (BB-/Ba3)
	5,000,000	8.250	04/15/17	5,525,000

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Transportation(b) – 0.4%
	Aguila 3 SA (B/B3)
CHF	2,150,000	7.875%	01/31/18	$2,234,513
	$15,500,000	7.875 (c)	01/31/18	15,500,000

				17,734,513

	TOTAL CORPORATE OBLIGATIONS
	(Cost $463,010,339)			$462,342,711

	Asset-Backed Securities(c)(e) – 0.2%
	Collateralized Loan Obligation – 0.2%
	Zais CLO 1 Ltd. Series 2014-1A, Class B (A/NR)
	$8,600,000	2.883%	04/15/26	$8,137,767
	(Cost $8,170,000)

Shares	Description	Value
Investment Companies(f) – 9.5%
343,301,170	Goldman Sachs Financial Square Government Fund – FST Shares	$343,301,170
6,925,851	Goldman Sachs High Yield Fund – Institutional Shares	47,234,307

TOTAL INVESTMENT COMPANIES
(Cost $390,514,976)		$390,535,477

TOTAL INVESTMENTS – 101.7%
(Cost $4,203,579,374)		$4,165,067,853

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%		(69,100,853)

NET ASSETS – 100.0%		$4,095,967,000

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on March 31, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $276,896,976, which represents approximately 6.8% of net assets as of March 31, 2015.
(d)	Security is currently in default and/or non-income producing.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(f)	Represents Affiliated Funds.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Credit Suisse International (London)	USD/CHF	04/07/15	$2,246,390	$35,751
Merrill Lynch International Bank Ltd.	USD/EUR	04/07/15	20,154,593	872,825
TOTAL				$908,576

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$49,700	06/17/20	3 month LIBOR	2.250%	$(876,843)	$(631,115)
46,900	06/17/22	3 month LIBOR	2.500	(1,286,504)	(692,399)

TOTAL				$(2,163,347)	$(1,323,514)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 84.1%
Automotive – 2.7%
Ford Motor Credit Co. LLC
$3,075,000	3.984%		06/15/16	$3,171,220
4,325,000	5.875		08/02/21	5,081,845
General Motors Co.
3,700,000	3.500		10/02/18	3,806,375
General Motors Financial Co., Inc.
655,000	3.500		07/10/19	669,737

				12,729,177

Banks – 18.1%
American Express Co.(a)(b)
3,055,000	6.800		09/01/66	3,207,750
Bank of America Corp.
3,750,000	5.000		05/13/21	4,227,374
8,300,000	4.000		04/01/24	8,813,631
Bank of Montreal(c)
700,000	2.850		06/09/15	703,095
Barclays Bank PLC
3,575,000	2.500		02/20/19	3,644,727
Canadian Imperial Bank of Commerce(c)
400,000	2.600		07/02/15	402,068
Citigroup, Inc.
3,750,000	3.375		03/01/23	3,839,571
Compass Bank(a)
1,025,000	2.750		09/29/19	1,035,828
Credit Agricole SA(c)
3,325,000	4.375		03/17/25	3,362,080
Credit Suisse AG(c)
2,500,000	6.500		08/08/23	2,854,468
Credit Suisse Group Funding Guernsey Ltd.(c)
3,650,000	3.750		03/26/25	3,694,623
Discover Financial Services(a)
2,400,000	3.750		03/04/25	2,421,031
HSBC Holdings PLC(a)(b)
1,625,000	6.375		03/30/49	1,665,625
1,475,000	6.375		09/17/49	1,511,875
ING Bank NV(a)(b)
3,675,000	4.125		11/21/23	3,803,074
Intesa Sanpaolo SPA
1,600,000	3.125		01/15/16	1,621,738
4,075,000	3.875		01/16/18	4,255,001
3,400,000	5.017	(c)	06/26/24	3,478,754
JPMorgan Chase & Co.
3,700,000	3.875		09/10/24	3,785,808
MUFG Capital Finance 1 Ltd.(a)(b)
2,650,000	6.346		12/31/49	2,782,500
PNC Preferred Funding Trust II(a)(b)(c)
3,800,000	1.493		03/29/49	3,477,000
Regions Financial Corp.
3,850,000	5.750		06/15/15	3,884,149
Royal Bank of Scotland PLC
4,250,000	2.550		09/18/15	4,281,004
1,150,000	9.500	(a)(b)	03/16/22	1,298,925
Santander Holdings USA, Inc.
2,800,000	3.000	(a)	09/24/15	2,821,826
855,000	4.625		04/19/16	885,395
975,000	3.450	(a)	08/27/18	1,013,421

Corporate Obligations – (continued)
Banks – (continued)
Santander US Debt SAU(c)
$1,700,000	3.781%		10/07/15	$1,727,628
The Bank of Nova Scotia(c)
300,000	1.650		10/29/15	302,130
Wells Fargo & Co.(a)(b)
3,625,000	5.900		06/15/49	3,774,531

				84,576,630

Brokerage – 1.8%
KKR Group Finance Co. LLC(c)
1,850,000	6.375		09/29/20	2,175,175
Morgan Stanley, Inc.
4,425,000	3.700		10/23/24	4,597,389
1,525,000	4.300		01/27/45	1,553,670

				8,326,234

Chemicals – 2.5%
Albemarle Corp.(a)
900,000	3.000		12/01/19	909,545
Eastman Chemical Co.(a)
1,675,000	3.600		08/15/22	1,732,158
Ecolab, Inc.
625,000	2.250		01/12/20	626,520
1,667,000	5.500		12/08/41	2,022,225
Incitec Pivot Ltd.(c)
3,700,000	4.000		12/07/15	3,769,368
Monsanto Co.(a)
925,000	4.400		07/15/44	994,706
1,675,000	4.700		07/15/64	1,804,389

				11,858,911

Consumer Cyclical Services(a) – 0.7%
The Priceline Group, Inc.
3,275,000	3.650		03/15/25	3,319,730

Consumer Products – 0.3%
Whirlpool Corp.
1,300,000	2.400		03/01/19	1,317,234

Distributor(c) – 0.2%
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000		06/01/16	1,147,733

Diversified Manufacturing – 0.7%
Valmont Industries, Inc.(a)
975,000	5.250		10/01/54	968,771
Xylem, Inc.
2,350,000	3.550		09/20/16	2,427,508

				3,396,279

Electric – 4.2%
Arizona Public Service Co.
1,214,000	8.750		03/01/19	1,524,021
Florida Power & Light Co.(a)
2,600,000	5.250		02/01/41	3,289,383
Kentucky Utilities Co.(a)
1,700,000	5.125		11/01/40	2,139,300
PPL WEM Holdings PLC(a)(c)
1,750,000	5.375		05/01/21	2,014,121

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electric – (continued)
Progress Energy, Inc.
$1,000,000	7.000%		10/30/31	$1,355,333
Public Service Electric & Gas Co.(a)
2,525,000	3.950		05/01/42	2,684,873
Puget Sound Energy, Inc.(a)(b)
2,000,000	6.974		06/01/67	2,032,500
Ruwais Power Co. PJSC(c)
670,000	6.000		08/31/36	792,275
Southern California Edison Co.(a)
1,550,000	4.050		03/15/42	1,630,593
Virginia Electric and Power Co.(a)
2,030,000	4.000		01/15/43	2,134,443

				19,596,842

Energy – 5.5%
Anadarko Petroleum Corp.
3,125,000	8.700		03/15/19	3,853,552
1,840,000	3.450	(a)	07/15/24	1,852,360
Apache Corp.(a)
1,655,000	3.250		04/15/22	1,676,903
175,000	4.750		04/15/43	182,183
1,445,000	4.250		01/15/44	1,412,335
ConocoPhillips Co.(a)
2,410,000	3.350		11/15/24	2,481,832
1,375,000	4.150		11/15/34	1,451,719
Corp Financiera de Desarrollo SA(c)
360,000	4.750		02/08/22	382,950
Devon Energy Corp.(a)
2,345,000	3.250		05/15/22	2,373,436
700,000	4.750		05/15/42	744,012
Dolphin Energy Ltd.(c)
154,278	5.888		06/15/19	169,234
Pemex Project Funding Master Trust
900,000	6.625		06/15/35	1,030,500
Petrobras Global Finance BV
2,490,000	4.875		03/17/20	2,230,492
Petroleos Mexicanos
800,000	6.375		01/23/45	894,400
PTTEP Canada International Finance Ltd.(c)
350,000	5.692		04/05/21	395,318
Transocean, Inc.
1,100,000	6.500		11/15/20	921,250
Valero Energy Corp.
2,300,000	3.650		03/15/25	2,351,488
Weatherford International Ltd.
1,110,000	9.625		03/01/19	1,276,089

				25,680,053

Food & Beverage – 4.2%
Beam Suntory, Inc.(a)
3,400,000	3.250		05/15/22	3,420,222
Pernod-Ricard SA(c)
5,700,000	4.450		01/15/22	6,179,957
SABMiller Holdings, Inc.(c)
1,175,000	4.950		01/15/42	1,320,214

Corporate Obligations – (continued)
Food & Beverage – (continued)
Sysco Corp.(a)
$1,325,000	3.000%		10/02/21	$1,365,520
1,525,000	4.500		10/02/44	1,604,273
The J.M. Smucker Co.(c)
2,750,000	3.000		03/15/22	2,790,554
WM Wrigley Jr Co.(a)(c)
2,650,000	3.375		10/21/20	2,776,903

				19,457,643

Health Care(a) – 0.6%
AmerisourceBergen Corp.
2,975,000	3.250		03/01/25	3,016,216

Health Care Products – 1.3%
Becton Dickinson & Co.
1,925,000	2.675		12/15/19	1,967,724
Medtronic, Inc.(c)
1,375,000	2.500		03/15/20	1,404,934
2,450,000	3.150		03/15/22	2,537,519

				5,910,177

Home Construction – 0.6%
MDC Holdings, Inc.
2,275,000	5.625		02/01/20	2,438,026
575,000	6.000	(a)	01/15/43	484,120

				2,922,146

Life Insurance – 2.5%
AIA Group Ltd.(a)(c)
3,025,000	3.200		03/11/25	3,051,617
Genworth Financial, Inc.
1,000,000	8.625		12/15/16	1,073,959
Nippon Life Insurance Co.(a)(b)(c)
2,225,000	5.100		10/16/44	2,411,343
Reliance Standard Life Global Funding II(c)
2,350,000	2.500		01/15/20	2,367,188
Teachers Insurance & Annuity Association of America(c)
2,440,000	4.900		09/15/44	2,754,565

				11,658,672

Media – Cable – 2.7%
Comcast Corp.
1,375,000	4.250		01/15/33	1,482,431
2,300,000	6.450		03/15/37	3,102,356
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(a)
2,675,000	3.950		01/15/25	2,757,946
300,000	6.000		08/15/40	340,826
Time Warner Cable, Inc.
2,000,000	5.000		02/01/20	2,228,572
1,675,000	7.300		07/01/38	2,249,365
425,000	5.875	(a)	11/15/40	504,574

				12,666,070

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Non Cable – 1.0%
21st Century Fox America, Inc.
$2,200,000	6.150%		02/15/41	$2,856,735
1,625,000	5.400		10/01/43	1,981,718

				4,838,453

Metals & Mining – 1.5%
Freeport-McMoRan, Inc.
525,000	4.000		11/14/21	509,339
3,275,000	3.550	(a)	03/01/22	3,026,684
Glencore Funding LLC(c)
1,550,000	1.700		05/27/16	1,556,470
1,975,000	2.500		01/15/19	1,975,954

				7,068,447

Noncaptive – Financial – 2.7%
Air Lease Corp.
800,000	4.500		01/15/16	818,000
1,100,000	5.625		04/01/17	1,175,625
GE Capital Trust I(a)(b)
3,280,000	6.375		11/15/67	3,550,600
General Electric Capital Corp.(a)(b)
975,000	6.375		11/15/67	1,055,437
International Lease Finance Corp.
3,225,000	5.750		05/15/16	3,354,000
2,500,000	7.125	(c)	09/01/18	2,821,875

				12,775,537

Pharmaceuticals – 3.7%
Actavis Funding SCS(a)
2,450,000	3.450		03/15/22	2,497,986
1,200,000	3.800		03/15/25	1,236,000
1,575,000	4.850		06/15/44	1,679,267
Actavis, Inc.(a)
1,200,000	4.625		10/01/42	1,234,970
Bayer US Finance LLC(c)
1,400,000	2.375		10/08/19	1,423,920
EMD Finance LLC(a)(c)
3,475,000	2.950		03/19/22	3,515,751
Forest Laboratories, Inc.(c)
2,075,000	4.375		02/01/19	2,220,250
1,550,000	5.000	(a)	12/15/21	1,712,750
Gilead Sciences, Inc.(a)
1,375,000	4.800		04/01/44	1,576,745

				17,097,639

Pipelines – 4.8%
Enbridge, Inc.(a)
1,000,000	3.500		06/10/24	970,583
Energy Transfer Partners LP(a)
1,490,000	5.200		02/01/22	1,623,207
50,000	3.600		02/01/23	49,549
Enterprise Products Operating LLC(a)
275,000	3.350		03/15/23	278,119
3,725,000	8.375	(b)	08/01/66	3,929,875
1,765,000	7.000	(b)	06/01/67	1,787,063
Kinder Morgan, Inc.(a)
1,200,000	5.050		02/15/46	1,194,356

Corporate Obligations – (continued)
Pipelines – (continued)
Sunoco Logistics Partners Operations LP(a)
$775,000	4.250%		04/01/24	$800,020
Tennessee Gas Pipeline Co.
1,825,000	8.375		06/15/32	2,360,455
TransCanada PipeLines Ltd.(a)(b)
3,875,000	6.350		05/15/67	3,720,000
Western Gas Partners LP(a)
2,450,000	5.450		04/01/44	2,633,478
Williams Partners LP(a)
3,000,000	3.600		03/15/22	2,978,845

				22,325,550

Property/Casualty Insurance – 0.9%
Alleghany Corp.(a)
1,175,000	4.900		09/15/44	1,229,386
American International Group, Inc.(a)
975,000	4.500		07/16/44	1,044,162
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,718,120

				3,991,668

Real Estate Investment Trusts – 8.0%
American Campus Communities Operating Partnership LP(a)
3,200,000	4.125		07/01/24	3,317,213
ARC Properties Operating Partnership LP
5,075,000	2.000		02/06/17	4,923,745
Brixmor Operating Partnership LP(a)
2,375,000	3.850		02/01/25	2,376,109
Camden Property Trust
3,400,000	5.700		05/15/17	3,697,187
CubeSmart LP(a)
1,625,000	4.800		07/15/22	1,800,316
Developers Diversified Realty Corp.
590,000	9.625		03/15/16	636,192
3,750,000	7.500		04/01/17	4,172,584
ERP Operating LP(a)
1,350,000	4.500		07/01/44	1,455,272
HCP, Inc.
2,525,000	6.300		09/15/16	2,708,070
2,475,000	2.625	(a)	02/01/20	2,480,229
Health Care REIT, Inc.(a)
775,000	4.125		04/01/19	829,136
Kilroy Realty LP
1,125,000	6.625		06/01/20	1,318,011
Select Income REIT(a)
650,000	2.850		02/01/18	654,572
1,125,000	3.600		02/01/20	1,149,863
1,625,000	4.150		02/01/22	1,614,131
Trust F/1401(c)
230,000	5.250		12/15/24	246,100
UDR, Inc.
1,900,000	4.250		06/01/18	2,037,576
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
2,150,000	2.700		09/17/19	2,176,421

				37,592,727

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Retailers(a) – 4.7%
Amazon.com, Inc.
$4,975,000	3.300%		12/05/21	$5,162,422
CVS Health Corp.
1,075,000	5.750		05/15/41	1,360,892
NIKE, Inc.
2,936,000	3.625		05/01/43	2,928,961
Sysco Corp.
4,250,000	3.500		10/02/24	4,391,798
Walgreens Boots Alliance, Inc.
4,875,000	3.300		11/18/21	5,019,421
3,175,000	3.800		11/18/24	3,283,216

				22,146,710

Technology – Hardware – 1.3%
Hewlett-Packard Co.
1,400,000	3.000		09/15/16	1,437,131
4,400,000	2.600		09/15/17	4,504,772

				5,941,903

Technology – Software/Services – 0.9%
Apple, Inc.
4,300,000	3.850		05/04/43	4,375,138

Tobacco – 0.4%
Altria Group, Inc.
1,650,000	2.850		08/09/22	1,638,792

Trucking & Leasing(c) – 1.3%
ERAC USA Finance LLC
1,525,000	5.625		03/15/42	1,778,476
Penske Truck Leasing Co. LP/PTL Finance Corp.
3,400,000	3.375	(a)	02/01/22	3,398,953
650,000	4.875		07/11/22	703,234

				5,880,663

Wirelines Telecommunications – 4.3%
Telefonica Emisiones SAU
625,000	6.221		07/03/17	689,344
1,750,000	3.192		04/27/18	1,820,710
Verizon Communications, Inc.
5,425,000	4.500		09/15/20	5,982,110
2,000,000	5.150		09/15/23	2,291,182
2,675,000	4.150	(a)	03/15/24	2,866,160
2,048,000	4.862		08/21/46	2,147,530
4,160,000	4.522	(c)	09/15/48	4,155,106

				19,952,142

TOTAL CORPORATE OBLIGATIONS
(Cost $380,871,506)				$393,205,116

Mortgage-Backed Obligations(b) – 2.1%
Commercial Mortgage-Backed Securities – 2.1%
Sequential Floating Rate – 2.1%
8,987,790	GS Mortgage Securities Trust Series 2007-GG10, Class A4
(Cost $10,008,747)		$9,715,432

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – 0.2%
FHLB
$600,000	3.000%	09/10/21	$639,402
Tennessee Valley Authority
500,000	4.625	09/15/60	589,074

TOTAL AGENCY DEBENTURES
(Cost $1,105,390)			$1,228,476

Foreign Debt Obligations – 4.4%
Sovereign – 4.4%
Federal Republic of Brazil
$1,140,000	4.250%	01/07/25	1,115,490
370,000	8.250	01/20/34	478,225
1,485,000	7.125	01/20/37	1,756,012
Republic of Chile
935,000	3.625	10/30/42	917,469
Republic of Colombia
3,851,000	4.000	02/26/24	3,970,381
522,000	6.125	01/18/41	618,570
Republic of Indonesia
1,780,000	5.875	01/15/24	2,058,125
Republic of Panama(d)
120,000	9.375	04/01/29	183,600
Republic of Turkey
2,040,000	6.250	09/26/22	2,312,850
1,550,000	5.750	03/22/24	1,718,562
180,000	7.375	02/05/25	222,750
Republic of Uruguay
551,876	5.100	06/18/50	575,331
United Mexican States
1,810,000	6.050	01/11/40	2,235,350
835,000	5.550	01/21/45	976,950
1,286,000	4.600	01/23/46	1,319,758

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $19,362,150)			$20,459,423

Municipal Debt Obligations – 3.6%
California – 2.2%
California State GO Bonds Build America Taxable Series 2009
$1,450,000	7.500%	04/01/34	$2,168,490
455,000	7.300	10/01/39	679,570
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,616,114
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,847,028

			10,311,202

Illinois – 1.3%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,252,617
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,682,724

			5,935,341

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
$350,000	7.414%	01/01/40	$525,868

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $12,545,014)			$16,772,411

U.S. Treasury Obligations – 2.1%
United States Treasury Bond(e)
$1,000,000	2.500%	02/15/45	$991,090
United States Treasury Inflation Protected Securities
2,865,062	0.625	01/15/24	2,989,950
471,072	2.000	01/15/26	558,885
United States Treasury Notes
3,000,000	1.375	03/31/20	2,999,880
2,200,000	1.750	03/31/22	2,204,994

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,644,051)			$9,744,799

Shares	Rate	Value

Preferred Stocks(b) – 0.4%
Banks – 0.4%
CoBank ACB
17,603	6.200%	$1,809,588
(Cost $1,760,300)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.2%
Interest Rate Swaptions
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 1.957%
$3,700,000	1.957%	08/24/15	$65,669
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 1.957%
3,700,000	1.957	08/24/15	20,791
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.128%
2,200,000	2.128	02/22/16	48,926
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.128%
2,200,000	2.128	02/22/16	25,026
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.177%
2,200,000	2.177	02/22/16	52,257
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.177%
2,200,000	2.177	02/22/16	23,133

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.145%
$4,000,000	2.145%	02/22/16	$91,074
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.145%
4,000,000	2.145	02/22/16	44,261
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.078%
7,100,000	2.078	02/26/16	147,616
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.078%
7,100,000	2.078	02/26/16	89,009
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.458%
2,100,000	2.458	02/23/16	86,014
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.458%
2,100,000	2.458	02/23/16	45,829
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.383%
2,500,000	2.383	02/26/16	92,535
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.383%
2,500,000	2.383	02/26/16	62,255
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.650%
3,700,000	2.650	02/23/16	17,261
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.666%
3,700,000	2.666	02/23/16	16,755
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.750%
2,000,000	2.750	02/19/16	26,125
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.975%
2,000,000	2.975	02/19/16	17,116
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.000%
2,000,000	3.000	02/19/16	16,302
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.973%
4,000,000	2.973	02/22/16	34,657

TOTAL OPTIONS PURCHASED
(Cost $1,162,032)			$1,022,611

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2015

Shares	Description	Value
Investment Company(f) – 0.4%
1,996,322	Goldman Sachs Financial Square Government Fund – FST Shares
(Cost $1,996,322)		$1,996,322

TOTAL INVESTMENTS – 97.5%
(Cost $438,455,512)		$455,954,178

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		11,594,615

NET ASSETS – 100.0%		$467,548,793

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $86,128,074, which represents approximately 18.4% of net assets as of March 31, 2015.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2015.
(e)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an Affiliated Fund.

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
SPA	—Stand-by Purchase Agreement

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(110)	June 2017	$(27,035,250)	$(203,454)
Ultra Long U.S. Treasury Bonds	41	June 2015	6,964,875	111,498
2 Year U.S. Treasury Notes	48	June 2015	10,519,500	26,304
5 Year U.S. Treasury Notes	527	June 2015	63,351,165	514,695
10 Year U.S. Treasury Notes	(59)	June 2015	(7,605,469)	(18,724)
20 Year U.S. Treasury Bonds	22	June 2015	3,605,250	(15,804)
TOTAL				$414,515

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$11,900	06/17/20	3 month LIBOR	2.250%	$(199,642)	$(161,418)
18,000	06/17/22	3 month LIBOR	2.500	(480,380)	(279,114)
23,500	06/17/25	3 month LIBOR	2.750	(972,413)	(469,294)
12,600	03/10/26	3.170%	3 month LIBOR	(913,393)	1,961,998
6,000	06/17/30	3 month LIBOR	2.250	177,887	(159,461)

TOTAL				$(2,387,941)	$892,711

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 70.9%
	Brazil – 11.1%
	Brazil Letras do Tesouro Nacional (BBB+/Baa2)(a)
BRL	175,185,000	0.000%		01/01/16	$49,845,314
	57,600,000	0.000		07/01/17	13,591,264
	Brazil Notas do Tesouro Nacional (BBB+/Baa2)
	5,359,987	6.000		08/15/16	1,671,240
	2,185,525	6.000		05/15/17	682,940
	37,256,000	10.000		01/01/18	10,835,750
	24,246,000	10.000		01/01/19	6,911,675
	88,468,000	10.000		01/01/23	23,727,015
	60,859,000	10.000		01/01/25	15,948,016
	100,118,844	6.000		08/15/40	29,543,241
	3,665,037	6.000		08/15/50	1,070,676

					153,827,131

	Chile – 0.2%
	Bonos del Banco Central de Chile en Pesos (NR/NR)
CLP	1,575,857,920	3.000		03/01/22	2,810,225

	Colombia – 6.2%
	Republic of Colombia (NR/Baa2)
COP	1,000,000,000	4.375		03/21/23	347,065
	Republic of Colombia (BBB/Baa2)
	7,417,000,000	12.000		10/22/15	2,951,253
	Republic of Colombia (BBB+/Baa2)
	27,468,800,000	8.000		10/28/15	10,744,315
	7,894,400,000	7.250		06/15/16	3,112,671
	3,424,300,000	11.250		10/24/18	1,537,458
	155,773,700,000	7.000		05/04/22	60,945,262
	15,005,000,000	7.500		08/26/26	5,884,211
	100,000	6.000		04/28/28	33

					85,522,268

	Costa Rica(b) – 0.3%
	Republic of Costa Rica (BB/Ba1)
	$4,580,000	7.158		03/12/45	4,705,950

	Croatia – 1.0%
	Republic of Croatia (BB/Ba1)
	1,790,000	6.375		03/24/21	1,969,000
EUR	9,800,000	3.875		05/30/22	11,073,968
	$1,120,000	6.000		01/26/24	1,230,600

					14,273,568

	Dominican Republic – 1.8%
	Dominican Republic (NR/NR)
DOP	194,700,000	16.950		02/04/22	5,822,408
	100,000	14.500		02/10/23	2,640
	113,200,000	14.500	(b)	02/10/23	2,988,794
	79,400,000	11.500		05/10/24	1,910,110
	303,200,000	18.500	(b)	02/04/28	9,684,906
	Dominican Republic (NR/B1)(b)
	9,140,000	12.000		01/20/22	215,934
	Dominican Republic (B+/B1)(b)
	$4,640,000	6.850		01/27/45	4,848,800

					25,473,592

	Sovereign Debt Obligations – (continued)
	Hungary – 4.2%
	Hungary Government Bond (BB+/NR)
HUF	4,591,570,000	3.500%		06/24/20	$17,110,856
	1,606,350,000	5.500		06/24/25	6,818,840
	1,386,720,000	6.750		10/22/28	6,703,627
	Hungary Government Bond (BB+/Ba1)
	674,650,000	5.500		12/20/18	2,689,713
	2,040,010,000	7.500		11/12/20	9,085,559
	2,696,060,000	7.000		06/24/22	12,020,132
	756,750,000	6.000		11/24/23	3,267,616

					57,696,343

	Indonesia – 0.1%
	Perusahaan Penerbit SBSN (NR/Baa3)(b)
	$913,000	4.350		09/10/24	939,249
	Perusahaan Penerbit SBSN (BB+/Baa3)
	1,090,000	3.300		11/21/22	1,068,200
	Republic of Indonesia (NR/Baa3)
IDR	9,000,000	6.125		05/15/28	603

					2,008,052

	Latvia – 0.1%
	Republic of Latvia (A-/A3)
	$1,510,000	5.250		02/22/17	1,620,232

	Malaysia – 2.9%
	Malaysia Government Bond (NR/NR)
MYR	11,940,000	3.260		03/01/18	3,207,615
	16,680,000	3.889		07/31/20	4,534,699
	18,540,000	4.048		09/30/21	5,077,537
	5,620,000	3.480		03/15/23	1,475,753
	21,250,000	4.444		05/22/24	5,890,585
	Malaysia Government Bond (NR/A3)
	11,880,000	4.378		11/29/19	3,309,463
	11,000,000	4.160		07/15/21	3,032,017
	48,970,000	4.498		04/15/30	13,698,642

					40,226,311

	Mexico – 7.8%
	Mexican Udibonos (A/A3)
MXN	118,696,388	4.500		12/04/25	8,837,669
	United Mexican States (NR/A3)
	821,676,000	4.750		06/14/18	53,733,360
	United Mexican States (A/A3)
	304,390,900	7.750		12/14/17	21,576,862
	117,500,100	6.500		06/09/22	8,059,428
	63,186,100	8.000		12/07/23	4,732,692
	93,658,600	10.000		12/05/24	7,989,855
	38,412,400	7.500		06/03/27	2,801,573

					107,731,439

	Nigeria – 0.1%
	Nigeria Government Bond (NR/NR)
NGN	225,570,000	16.000		06/29/19	1,163,490

	Peru – 1.7%
	Republic of Peru (NR/NR)
PEN	2,168,000	5.200		09/12/23	680,916

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Peru – (continued)
	Republic of Peru (NR/A3)
PEN	15,238,000	6.950%		08/12/31	$5,069,237
	1,969,000	6.850		02/12/42	636,469
	Republic of Peru (A-/A3)
	43,903,000	5.700	(b)	08/12/24	14,001,732
	9,882,000	8.200		08/12/26	3,737,218

					24,125,572

	Philippines – 0.1%
	Republic of Philippines (BBB/Baa2)
PHP	41,000,000	3.900		11/26/22	917,226

	Poland – 5.8%
	Poland Government Bond (A/NR)
PLN	96,120,000	3.250		07/25/25	27,535,038
	Poland Government Bond (A/A2)
	140,850,000	5.750		09/23/22	46,407,092
	20,210,000	4.000		10/25/23	6,068,387

					80,010,517

	Romania – 2.1%
	Republic of Romania (NR/NR)
RON	51,060,000	5.900		07/26/17	13,517,551
	27,520,000	4.750		06/24/19	7,333,816
	440,000	5.850		04/26/23	127,538
	Romania Government Bond (NR/NR)
	26,890,000	5.950		06/11/21	7,725,781

					28,704,686

	Russia – 4.6%
	Russian Federation Bond (BBB-/Ba1)
RUB	1,101,130,000	6.200		01/31/18	16,260,777
	Russian Federation Bond (BBB-/Ba1)
	1,125,000,000	7.850		03/10/18	17,268,363
	Russian Federation Bond (BBB-/Ba1)
	565,740,000	7.500		02/27/19	8,359,052
	115,870,000	6.700		05/15/19	1,649,435
	Russian Federation Bond (BBB-/Ba1)
	40,950,000	7.600		04/14/21	570,373
	Russian Federation Bond (BBB-/Ba1)
	355,410,000	7.600		07/20/22	4,815,928
	Russian Federation Bond (BBB-/Ba1)
	422,140,000	7.000		01/25/23	5,451,409
	437,490,000	7.000		08/16/23	5,629,639
	328,190,000	7.050		01/19/28	3,904,502

					63,909,478

	South Africa – 3.3%
	Republic of South Africa (NR/NR)
ZAR	54,040,000	7.750		02/28/23	4,497,964
	86,665,000	8.000		01/31/30	7,045,127
	68,970,000	8.250		03/31/32	5,671,278
	10,780,000	8.500		01/31/37	900,300
	76,350,000	8.750		01/31/44	6,496,627
	71,630,000	8.750		02/28/48	6,131,308

	Sovereign Debt Obligations – (continued)
	South Africa – (continued)
	Republic of South Africa (BBB+/Baa2)
ZAR	920,000	8.000%		12/21/18	$78,024
	157,290,000	10.500		12/21/26	15,634,385

					46,455,013

	Thailand – 9.5%
	Thailand Government Bond (NR/Baa1)
THB	281,060,000	3.580		12/17/27	9,239,135
	340,897,206	1.250		03/12/28	9,470,824
	97,800,000	3.775		06/25/32	3,169,503
	Thailand Government Bond (A-/Baa1)
	174,547,000	3.875		06/13/19	5,722,572
	663,196,920	1.200		07/14/21	19,517,290
	2,310,215,000	3.650		12/17/21	76,056,694
	262,650,000	3.625		06/16/23	8,679,582

					131,855,600

	Turkey – 7.8%
	Turkey Government Bond (NR/NR)
TRY	41,460,000	8.300		06/20/18	15,930,732
	19,120,000	8.800		11/14/18	7,471,172
	37,230,000	10.400		03/27/19	15,348,609
	103,790,000	8.500		07/10/19	40,369,268
	8,450,000	7.400		02/05/20	3,172,975
	5,920,000	7.100		03/08/23	2,126,248
	25,710,000	10.400		03/20/24	11,217,754
	30,960,000	9.000		07/24/24	12,492,988

					108,129,746

	Venezuela – 0.2%
	Republic of Venezuela (CCC/Caa3)
	$1,690,000	7.750		10/13/19	608,400
	440,000	6.000		12/09/20	150,700
	680,000	9.000		05/07/23	243,100
	3,750,000	8.250		10/13/24	1,293,750
	530,000	7.650		04/21/25	178,875
	210,000	11.750		10/21/26	84,525
	2,170,000	9.250		05/07/28	775,775

					3,335,125

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $1,192,626,476)				$984,501,564

	Structured Notes – 11.0%
	Brazil – 0.2%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	845,000	0.000	%(c)	01/05/17	$251,065
	8,150,295	6.000		08/15/40	2,405,003

					2,656,068

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Structured Notes – (continued)
	Colombia – 1.9%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	15,491,000,000	11.250	%(b)	10/25/18	$6,955,221
	24,676,000,000	11.250	(b)	10/25/18	11,079,144
	12,492,000,000	11.000		07/27/20	5,831,698
	4,226,000,000	11.000		07/25/24	1,948,625

					25,814,688

	Indonesia – 8.6%
	Republic of Indonesia (Issuer Barclays Bank PLC) (NR/NR)
IDR	140,000,000,000	10.000		07/17/17	11,317,782
	Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)(b)
	42,400,000,000	7.875		04/18/19	3,304,444
	35,400,000,000	7.000		05/17/27	2,572,084
	116,400,000,000	9.000		03/20/29	9,926,271
	29,500,000,000	8.250		06/17/32	2,345,335
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	50,100,000,000	10.000		07/17/17	4,050,149
	46,000,000,000	10.000	(b)	07/18/17	3,718,700
	44,600,000,000	7.875	(b)	04/17/19	3,475,901
	66,250,000,000	7.000	(b)	05/17/27	4,813,575
	161,824,000,000	6.125	(b)	05/17/28	10,841,899
	74,554,000,000	6.625	(b)	05/17/33	5,046,294
	288,650,000,000	6.625	(b)	05/17/33	19,537,686
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)(b)
	37,708,000,000	9.000		03/19/29	3,215,634
	16,032,000,000	9.000		03/19/29	1,367,165
	17,000,000,000	9.000		03/19/29	1,449,713
	72,800,000,000	9.000		03/19/29	6,208,184
	274,460,000,000	9.000		03/19/29	23,405,193
	34,721,000,000	9.000		03/19/29	2,960,911

					119,556,920

	Nigeria(b) – 0.1%
	Federal Republic of Nigeria (Issuer HSBC Corp.) (NR/NR)
NGN	301,630,000	7.000		10/23/19	1,099,082

	United States(a) – 0.1%
	Republic of Zambia (Issuer Citigroup, Inc.) (NR/NR)
ZMW	5,930,000	0.000		05/20/15	764,862

	Zambia(b) – 0.1%
	Republic of Zambia (Issuer Standard Chartered Bank (London) (NR/NR)
	9,150,000	11.000		02/20/19	878,260
	13,170,000	13.000		09/03/24	1,108,622

					1,986,882

	TOTAL STRUCTURED NOTES
	(Cost $200,775,422)				$151,878,502

	Corporate Obligations – 5.4%
	Australia – 0.1%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	27,460,000	3.760%		07/20/17	$1,747,136

	Brazil(b) – 0.3%
	Banco Santander Brasil SA (BBB-/Baa2)
BRL	12,900,000	8.000%		03/18/16	$3,840,110

	Hong Kong – 1.1%
	China Unicom Ltd. (NR/NR)
CNH	58,670,000	4.000		04/16/17	9,216,918
	CITIC Ltd. (BBB+/A3)
	$5,120,000	6.800		01/17/23	6,061,991

					15,278,909

	Ireland(b) – 0.3%
	AHML Finance Ltd. (BB+/Ba1)
RUB	331,200,000	7.750		02/13/18	4,693,650

	Mexico – 1.2%
	America Movil SAB de CV (A-/A2)
MXN	115,550,000	6.000		06/09/19	7,564,440
	Petroleos Mexicanos (NR/A3)
	130,605,100	7.470		11/12/26	8,401,011

					15,965,451

	Netherlands – 0.1%
	Lukoil International Finance BV (BBB-/Ba1)
	$2,001,000	3.416		04/24/18	1,835,918

	Philippines – 0.2%
	Alliance Global Group, Inc. (NR/NR)
	2,710,000	6.500		08/18/17	2,879,375

	South Africa – 1.8%
	Transnet Ltd. (NR/NR)
ZAR	18,000,000	10.800		11/06/23	1,608,391
	93,000,000	9.500		08/19/25	7,594,062
	61,000,000	8.900		11/14/27	4,741,165
	Transnet Ltd. (BBB+/Baa1)
	136,000,000	10.000		03/30/29	10,892,670

					24,836,288

	Venezuela – 0.3%
	Petroleos de Venezuela SA (CCC/NR)
	$7,380,000	6.000		05/16/24	2,354,220
	3,830,000	6.000		11/15/26	1,187,300
	1,700,000	5.375		04/12/27	524,790
	350,000	5.500		04/12/37	108,500

					4,174,810

	TOTAL CORPORATE OBLIGATIONS
	(Cost $99,584,246)				$75,251,647

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – 1.3%
Puerto Rico – 1.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (B/Caa1)
$215,000	6.000%		07/01/38	$148,900
815,000	6.000		07/01/44	554,224
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (B/Caa1)
320,000	5.750		07/01/37	219,219
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (B/Caa1)
165,000	5.000		07/01/33	110,567
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A (B/Caa1)
120,000	5.750		07/01/41	80,700
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (B/Caa1)
70,000	5.500		07/01/32	47,775
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (B/Caa1)
45,000	5.875		07/01/36	30,882
170,000	5.750		07/01/38	114,752
120,000	6.000		07/01/39	82,501
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (B/Caa1)
705,000	6.000		07/01/39	484,695
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A (B/Caa1)
45,000	6.000		07/01/34	31,616
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (B/Caa1)
40,000	5.625		07/01/32	27,404
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (B/Caa1)
20,000	5.500		07/01/26	14,008
130,000	5.750		07/01/28	91,346
30,000	5.125		07/01/37	19,575
820,000	5.500		07/01/39	549,400
360,000	5.000		07/01/41	232,200
Puerto Rico Commonwealth GO Bonds Series 2007 A (B/Caa1)
285,000	5.250		07/01/37	188,100
Puerto Rico Commonwealth GO Bonds Series 2014 A (B/Caa1)
8,050,000	8.000		07/01/35	6,601,000
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (B/Caa1)
80,000	5.125		07/01/31	53,800
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A (B/Caa1)
20,000	5.000		07/01/34	13,152
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A (B/Caa1)
30,000	5.250		07/01/27	20,893
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A (B/Caa1)(a)
85,000	0.000		08/01/35	12,756

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C (B/Caa1)(a)
$215,000	0.000%		08/01/37	$26,748
175,000	0.000		08/01/38	19,822
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (B/Caa1)
90,000	5.250		08/01/27	61,667
1,690,000	0.000	(d)	08/01/32	1,169,717
215,000	5.750		08/01/37	133,300
160,000	6.375		08/01/39	102,400
1,930,000	6.000		08/01/42	1,206,250
15,000	6.500		08/01/44	9,600
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (B/Caa1)
475,000	0.000	(d)	08/01/33	254,890
840,000	5.500		08/01/37	508,200
710,000	5.375		08/01/39	424,225
1,795,000	5.500		08/01/42	1,085,975
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (B/Caa1)
240,000	5.375		08/01/38	143,400
1,790,000	5.250		08/01/41	1,060,575
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (B/Caa1)
330,000	5.000		08/01/43	191,400
175,000	5.250		08/01/43	103,688
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (B/Caa1)
1,200,000	5.500		08/01/28	816,156
140,000	6.125		08/01/29	95,915

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $19,263,491)				$17,143,393

U.S. Treasury Obligations – 5.5%
United States Treasury Bond
$6,800,000	2.500%		02/15/45	$6,739,412
United States Treasury Notes
16,200,000	1.375		03/31/20	16,199,352
23,600,000	2.125	(e)	12/31/21	24,258,912
18,000,000	1.500		01/31/22	17,761,139
11,700,000	1.750		03/31/22	11,726,559

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $76,069,092)				$76,685,374

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

Shares	Description	Value
Investment Company(f) – 0.0%
19	Goldman Sachs Financial Square Government Fund – FST Shares
(Cost $19)		$19

TOTAL INVESTMENTS – 94.1%
(Cost $1,588,318,746)		$1,305,460,499

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.9%		82,513,046

NET ASSETS – 100.0%		$1,387,973,545

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $171,228,443, which represents approximately 12.3% of net assets as of March 31, 2015.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2015.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand
ZMW	—Zambian Kwacha

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
DTF	—Depósitos Termino Fijo
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—Mumbai Interbank Offered Rate
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/13/15	$4,807,932	$59,932
	EUR/USD	06/17/15	9,477,684	10,680
	HUF/EUR	06/17/15	3,426,556	87,921
	HUF/USD	06/17/15	1,987,883	4,579
	MXN/USD	06/17/15	24,851,322	335,707
	PLN/EUR	06/17/15	4,796,429	16,896
	TRY/USD	06/17/15	38,795,447	35,796
	USD/COP	04/30/15	1,134,779	18,221
Barclays Bank PLC	BRL/USD	05/05/15	14,200,175	3,352
	HUF/USD	06/17/15	3,992,548	107,115
	KRW/USD	04/02/15	11,830,738	195,738
	KRW/USD	04/20/15	9,592,712	194,632
	NGN/USD	05/26/15	4,027,992	110,287
	NGN/USD	06/09/15	652,587	7,655
	PLN/EUR	06/17/15	4,733,998	43,324
	USD/KRW	04/27/15	10,784,516	52,484
BNP Paribas SA	CLP/USD	04/17/15	1,418,713	38,804
	USD/ZAR	06/17/15	3,780,137	42,508
Citibank NA (London)	ILS/USD	06/17/15	16,737,225	153,729
	MXN/USD	06/17/15	9,930,332	222,332
	USD/ILS	05/06/15	7,966,854	1,062,770
	USD/MYR	04/30/15	6,452,898	45,102
	USD/TRY	06/17/15	9,924,147	7,853
Credit Suisse International (London)	CLP/USD	04/24/15	4,866,282	83,282
	INR/USD	04/27/15	4,891,264	8,264
	PEN/USD	07/24/15	5,299,149	15,576
	RUB/USD	04/17/15	2,537,128	241,798
	USD/COP	04/10/15	4,921,159	39,841
	USD/COP	04/17/15	2,556,165	94,407
	USD/COP	10/02/15	1,278,363	336,982
	USD/PEN	04/24/15	3,240,563	1,563
	USD/RUB	04/30/15	9,593,001	16,999
Deutsche Bank AG (London)	HUF/EUR	06/17/15	9,678,970	158,637
	INR/USD	04/13/15	8,445,332	87,332
	INR/USD	04/20/15	8,249,294	107,466
	MXN/USD	06/17/15	13,190,539	66,539
	PLN/EUR	06/17/15	4,856,707	95,246
	PLN/USD	06/17/15	32,115,271	843,871
	RON/USD	06/17/15	6,575,867	154,550
	THB/USD	04/03/15	2,984,664	524
	USD/COP	10/02/15	959,106	252,825
	USD/EUR	06/17/15	5,730,743	117,533
	USD/IDR	04/24/15	11,615,011	99,941
	USD/MYR	04/24/15	2,560,225	59,185
	USD/SGD	06/17/15	20,854,251	80,749
	USD/THB	04/03/15	2,984,664	11,513
HSBC Bank PLC	EUR/USD	06/17/15	9,589,629	136,245
	NGN/USD	05/28/15	1,041,679	20,679
	USD/BRL	04/02/15	50,034,331	5,192,498

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC (continued)	USD/MXN	06/17/15	$5,478,670	$97,650
JPMorgan Chase Bank (London)	BRL/USD	04/02/15	40,727,843	933,183
	MXN/USD	06/17/15	19,753,369	183,369
	NGN/USD	06/17/15	6,241,095	21,751
	USD/IDR	04/24/15	3,612,726	99,842
	USD/KRW	04/02/15	9,914,130	82,316
	USD/MYR	04/23/15	9,459,982	4,018
	USD/TWD	05/08/15	8,268,604	16,757
Merrill Lynch International Bank Ltd.	USD/MXN	06/04/15	1,762,121	19,382
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	16,370,569	249,569
	EUR/USD	06/17/15	19,307,350	280,229
	INR/USD	04/20/15	9,594,791	123,498
	TRY/USD	06/17/15	7,615,573	83,573
	USD/BRL	04/02/15	9,402,376	208,624
	USD/MXN	04/23/15	26,200,277	1,055,068
Royal Bank of Canada	INR/USD	04/15/15	3,615,152	40,344
	USD/BRL	04/02/15	9,329,047	564,953
	USD/COP	04/17/15	10,116,527	882,441
Royal Bank of Scotland PLC	INR/USD	04/13/15	15,442,023	59,978
	TRY/USD	06/17/15	9,580,488	112,488
	USD/MXN	06/17/15	8,174,046	18,712
	USD/TRY	06/17/15	14,408,729	37,271
Standard Chartered Bank	INR/USD	04/27/15	8,485,508	3,508
	NGN/USD	04/17/15	2,331,331	158,504
	SGD/USD	06/17/15	9,563,328	66,328
	USD/KRW	04/02/15	1,916,608	4,217
	USD/PHP	04/17/15	1,899,479	10,499
State Street Bank and Trust	MXN/USD	06/17/15	26,993,059	550,067
UBS AG (London)	BRL/USD	04/02/15	4,809,851	32,851
	EUR/USD	06/17/15	9,642,373	209,357
	USD/BRL	04/02/15	14,576,718	1,061,282
	USD/IDR	05/29/15	4,709,246	56,608
	USD/ILS	05/06/15	8,767,235	1,288,398
Westpac Banking Corp.	USD/SGD	06/17/15	13,700,767	18,324
TOTAL				$19,816,421

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/PLN	06/17/15	$9,601,718	$(13,165)
	EUR/USD	06/17/15	4,789,971	(77,550)
Barclays Bank PLC	BRL/USD	04/02/15	4,651,660	(404,340)
	MYR/USD	04/24/15	76,328,276	(1,932,483)
	PHP/USD	04/24/15	8,199,419	(101,910)
	PLN/USD	06/17/15	38,629,576	(362,424)
	USD/EUR	06/17/15	9,730,812	(163,653)
	USD/MYR	04/10/15	9,466,031	(14,031)
	USD/PLN	06/17/15	4,303,643	(102,921)
	USD/TWD	04/23/15	9,546,165	(66,165)
BNP Paribas SA	MYR/USD	04/24/15	2,613,238	(34,541)

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (London)	KRW/USD	04/24/15	$7,378,970	$(174,952)
	MYR/USD	04/17/15	6,165,738	(141,916)
	TRY/USD	06/17/15	4,711,596	(95,404)
	USD/EUR	06/17/15	19,256,759	(219,473)
	USD/KRW	04/23/15	9,568,166	(88,166)
	USD/TWD	05/04/15	9,618,149	(8,149)
Credit Suisse International (London)	IDR/USD	05/29/15	4,466,156	(58,844)
	USD/COP	04/13/15	4,876,622	(622)
	USD/COP	04/24/15	3,044,860	(31,168)
Deutsche Bank AG (London)	HUF/USD	06/17/15	3,390,825	(30,791)
	MXN/USD	06/17/15	4,722,186	(84,814)
	MYR/USD	04/24/15	5,591,756	(72,366)
	USD/IDR	04/24/15	4,850,200	(47,578)
	USD/KRW	04/20/15	10,216,533	(183,468)
	USD/MYR	04/24/15	9,519,002	(39,002)
	USD/MYR	05/05/15	9,612,926	(2,926)
	USD/PLN	06/17/15	3,288,752	(16,825)
	USD/RON	06/17/15	1,394,925	(32,800)
	USD/THB	04/16/15	6,899,382	(103,782)
	USD/THB	04/24/15	13,010,379	(90,139)
	USD/THB	04/27/15	11,818,199	(19,987)
	USD/TRY	06/17/15	9,680,625	(19,490)
	USD/ZAR	06/17/15	4,833,293	(107,293)
HSBC Bank PLC	BRL/USD	04/02/15	7,143,675	(749,602)
	IDR/USD	04/24/15	13,618,806	(445,501)
	USD/CNH	06/17/15	46,912,045	(482,045)
	USD/PEN	04/13/15	4,886,424	(32,424)
	USD/PLN	06/17/15	7,570,365	(88,199)
	USD/TRY	06/17/15	41,789,920	(132,743)
	USD/TWD	05/08/15	12,375,010	(23,267)
JPMorgan Chase Bank (London)	BRL/USD	04/02/15	2,898,629	(13,371)
	EUR/USD	06/17/15	4,784,589	(82,642)
	MYR/USD	04/24/15	6,988,385	(165,488)
	RUB/USD	04/17/15	2,531,555	(5,043)
	TRY/USD	06/17/15	4,754,909	(52,091)
	USD/BRL	05/05/15	40,361,758	(888,992)
	USD/COP	04/13/15	4,136,980	(88,145)
	USD/JPY	06/17/15	14,554,610	(138,998)
	USD/RUB	04/17/15	5,247,186	(672,135)
	ZAR/USD	06/17/15	7,572,178	(6,135)
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	6,954,831	(521,669)
	IDR/USD	04/24/15	9,440,966	(407,585)
	INR/USD	04/27/15	4,725,917	(312)
	MXN/USD	06/17/15	2,184,945	(645)
	RUB/USD	04/20/15	4,861,889	(1,111)
	USD/BRL	04/02/15	4,902,791	(20,791)
	USD/CLP	04/17/15	1,912,050	(18,039)
	USD/CNH	06/17/15	22,221,164	(322,844)
	USD/RUB	04/13/15	5,075,991	(227,991)
	USD/RUB	04/20/15	5,042,030	(322,030)
	USD/ZAR	06/17/15	4,892,874	(44,874)
	ZAR/USD	06/17/15	23,313,172	(574,181)

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Canada	BRL/USD	04/02/15	$4,740,378	$(278,622)
	MXN/USD	06/17/15	5,227,596	(14,537)
Royal Bank of Scotland PLC	MXN/USD	06/17/15	37,007,696	(292,570)
	USD/KRW	04/17/15	20,507,312	(240,521)
	USD/TRY	06/17/15	14,793,504	(117,504)
	ZAR/USD	06/17/15	28,885,961	(760,139)
Standard Chartered Bank	BRL/USD	04/17/15	4,835,870	(941,478)
	EUR/USD	06/17/15	4,777,054	(14,255)
	HUF/USD	06/17/15	1,413,032	(16,569)
	KRW/USD	04/27/15	1,915,019	(4,142)
	USD/EUR	06/17/15	9,581,018	(159,087)
	USD/ZAR	06/17/15	19,267,175	(241,600)
	ZAR/USD	06/17/15	4,767,007	(95,993)
State Street Bank and Trust	USD/MXN	06/17/15	9,524,468	(44,468)
	ZAR/USD	06/17/15	25,824,057	(665,845)
UBS AG (London)	BRL/USD	04/02/15	4,804,378	(2,622)
	USD/BRL	04/02/15	4,856,552	(136,552)
	USD/EUR	06/17/15	30,127,947	(392,664)
	USD/SGD	06/17/15	3,942,469	(13,212)
	USD/ZAR	06/17/15	1,651,055	(22,621)
Westpac Banking Corp.	MYR/USD	04/10/15	12,959,472	(109,344)
TOTAL				$(16,036,376)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(91)	June 2015	$(15,458,625)	$(243,469)
10 Year German Euro-Bund	(55)	June 2015	(9,388,871)	(124,863)
2 Year U.S. Treasury Notes	(61)	June 2015	(13,368,531)	(1,213)
5 Year U.S. Treasury Notes	(51)	June 2015	(6,130,758)	(45,784)
10 Year U.S. Treasury Notes	(71)	June 2015	(9,152,344)	(122,826)
20 Year U.S. Treasury Bonds	32	June 2015	5,244,000	137,866
TOTAL				$(400,289)

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	COP	20,906,520	12/11/16	Colombia 90 Days DTF	4.340%	$—	$42,522

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC (continued)	BRL	52,790		01/02/17	11.890%	1 month Brazilian Interbank Deposit Average	$—	$(294,189)
	KRW	7,833,870		11/04/17	2.060	3 month KWCDC	—	65,405
	CLP	4,338,450		07/31/19	6 month CLICP	4.030%	—	(35,709)
	COP	1,588,000		12/04/19	Columbia IBR Overnight Interbank	4.850	—	9,300
	KRW	48,420,000	(a)	08/10/22	3 month KWCDC	3.120	—	(2,186,697)
	CLP	2,809,080		06/07/23	6 month CLICP	5.360	—	(321,280)
	MXN	145,070	(a)	04/22/27	9.300	Mexico Interbank TIIE 28 Days	—	666,736
		158,630	(a)	09/03/27	8.590	Mexico Interbank TIIE 28 Days	—	478,700
Barclays Bank PLC	KRW	14,556,500		11/07/17	2.034	3 month KWCDC	—	113,018
		26,091,240	(a)	09/18/22	3 month KWCDC	3.300	—	(1,363,543)
		6,345,000	(a)	11/21/22	3 month KWCDC	3.150	—	(284,956)
		26,791,540	(a)	12/05/22	3 month KWCDC	3.275	—	(1,338,727)
	MXN	703,500	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	1,322,521
	KRW	6,115,600		01/24/28	3 month KWCDC	3.000	22	(567,343)
Citibank NA	BRL	67,890		01/04/16	1 month Brazilian Interbank Deposit Average	12.640	—	(200,697)
	INR	2,151,110		03/02/16	6 month MIBOR	7.550	—	63,312
	COP	20,669,680		12/11/16	Colombia IBR Overnight Interbank	4.330	—	43,400
	BRL	35,190		01/02/17	11.500	1 month Brazilian Interbank Deposit Average	—	(263,732)
	KRW	26,353,510		03/07/17	2.875	3 month KWCDC	—	554,088
		61,863,940		10/06/17	2.239	3 month KWCDC	—	785,530
		7,346,590		10/14/17	2.240	3 month KWCDC	—	93,301
		17,743,170		10/28/17	2.173	3 month KWCDC	—	196,680
	ZAR	166,000		05/31/18	6.500	3 month JIBAR	—	(197,019)
	CLP	1,495,220		03/13/19	6 month CLICP	4.650	—	(70,771)
	INR	846,890		02/10/20	6 month MIBOR	6.640	—	271,795
		879,130		03/20/20	6 month MIBOR	6.695	—	229,384
	ZAR	162,000		05/30/20	6.623	3 month JIBAR	—	(377,002)
	COP	4,527,080		04/16/24	3 month COP	5.920	—	(130)
	KRW	20,189,970		07/11/24	2.940	3 month KWCDC	—	1,501,423
	MXN	94,190	(a)	09/03/27	8.520	Mexico Interbank TIIE 28 Days	—	270,841
	KRW	19,730,000	(a)	03/13/28	3 month KWCDC	3.165	—	(543,746)
Credit Suisse International (London)	CLP	5,864,500		03/28/16	6 month CLICP	3.860	—	(90,700)
		4,742,700		03/31/16	6 month CLICP	3.850	—	(72,188)
	BRL	45,140		01/02/17	12.580	1 month Brazilian Interbank Deposit Average	—	(107,589)

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London) (continued)	CLP	2,675,440	05/12/17	6 month CLICP	3.950%	$—	$(50,040)
		2,269,050	07/28/17	6 month CLICP	3.640	—	(7,078)
	BRL	17,400	01/02/18	11.960%	1 month Brazilian Interbank Deposit Average	—	(116,844)
		23,240	01/02/18	11.120	1 month Brazilian Interbank Deposit Average	—	(280,666)
		40,360	01/02/18	11.935	1 month Brazilian Interbank Deposit Average	—	(255,979)
	CLP	567,780	03/13/19	6 month CLICP	4.660	—	(27,214)
		442,000	03/26/19	6 month CLICP	4.540	—	(17,716)
	COP	20,678,330	04/15/19	3 month COP	5.110	—	(19,474)
		9,588,030	06/18/19	3 month COP	5.350	—	(33,824)
		1,548,140	12/04/19	3 month COP	4.900	—	7,790
	BRL	49,740	01/04/21	12.443	1 month Brazilian Interbank Deposit Average	—	(109,161)
	COP	3,635,890	05/02/24	Colombia IBR Overnight Interbank	6.055	—	(12,421)
Deutsche Bank AG	BRL	17,110	01/04/16	11.230	1 month Brazilian Interbank Deposit Average	—	(82,466)
		38,650	01/04/16	10.370	1 month Brazilian Interbank Deposit Average	—	(266,571)
		56,320	01/04/16	10.347	1 month Brazilian Interbank Deposit Average	—	(398,157)
		71,300	01/04/16	8.860	1 month Brazilian Interbank Deposit Average	—	(1,156,567)
		185,660	01/04/16	1 month Brazilian Interbank Deposit Average	13.155	—	98,695
	INR	3,806,240	03/03/16	6 month MIBOR	7.660	—	92,664
	THB	459,270	01/26/17	1.990	6 month Thai Reuters	—	45,222
	KRW	11,710,120	03/03/17	2.850	3 month KWCDC	—	241,012
	THB	706,180	03/10/17	1.916	6 month Thai Reuters	—	30,080
	KRW	42,937,060	10/06/17	2.245	3 month KWCDC	—	551,810
		25,622,240	10/13/17	2.248	3 month KWCDC	—	329,820
		16,542,100	10/15/17	2.252	3 month KWCDC	—	215,157
		7,077,400	10/28/17	2.172	3 month KWCDC	—	78,255
		4,679,640	11/04/17	2.075	3 month KWCDC	—	40,795

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG (continued)	BRL	9,840		01/02/18	11.150%	1 month Brazilian Interbank Deposit Average	$—	$(116,569)
		22,810		01/02/18	11.945	1 month Brazilian Interbank Deposit Average	—	(155,357)
		31,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	—	(300,535)
		127,930		01/02/18	11.500	1 month Brazilian Interbank Deposit Average	—	(1,205,192)
	ZAR	132,550		05/30/18	6.520	3 month JIBAR	—	(150,934)
		162,430		05/31/18	6.530	3 month JIBAR	—	(181,048)
		66,000		06/07/18	7.110	3 month JIBAR	—	16,444
		168,500		06/07/18	7.100	3 month JIBAR	—	37,943
	COP	17,921,760		06/17/19	Colombia IBR Overnight Interbank	5.320%	—	(55,507)
	CLP	2,048,400		07/28/19	6 month CLICP	4.000	—	(13,104)
	ZAR	190,000		01/02/20	6.200	3 month JIBAR	(977)	(651,447)
	INR	928,170		03/10/20	6 month MIBOR	6.840	—	158,130
	BRL	12,450		01/04/21	12.900	1 month Brazilian Interbank Deposit Average	—	23,180
		15,020		01/04/21	11.650	1 month Brazilian Interbank Deposit Average	—	(145,524)
		46,080		01/04/21	11.912	1 month Brazilian Interbank Deposit Average	—	(329,209)
	ZAR	7,820		05/23/21	6.550	3 month JIBAR	—	(26,860)
	KRW	22,865,240	(a)	09/14/22	3 month KWCDC	3.210	—	(1,108,825)
		26,091,240	(a)	09/18/22	3 month KWCDC	3.320	—	(1,385,638)
		5,000,000	(a)	01/08/23	3 month KWCDC	3.390	—	(271,456)
		17,289,860		08/23/23	3.620	3 month KWCDC	—	2,051,546
	MXN	94,990	(a)	09/22/27	7.940	Mexico Interbank TIIE 28 Days	—	160,131
JPMorgan Securities, Inc.	BRL	153,100		01/04/16	9.980	1 month Brazilian Interbank Deposit Average	—	(1,312,199)
	THB	387,070		11/24/16	1.810	6 month Thai Reuters	—	3,306
	BRL	75,160		01/02/17	1 month Brazilian Interbank Deposit Average	12.290	—	308,194
		266,920		01/02/17	1 month Brazilian Interbank Deposit Average	9.040	—	6,285,945

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	COP	10,159,090		04/22/19	3 month COP	5.190%	$—	$(21,363)
		2,655,530		12/04/19	3 month COP	4.880	—	14,238
	BRL	38,120		01/04/21	12.483%	1 month Brazilian Interbank Deposit Average	—	(69,499)
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,300)	170,898
Morgan Stanley & Co. International PLC	BRL	14,740		01/04/21	12.845	1 month Brazilian Interbank Deposit Average	—	—
		46,050		01/04/16	10.190	1 month Brazilian Interbank Deposit Average	—	(354,399)
	THB	136,160		11/28/16	1.820	6 month Thai Reuters	—	1,527
	KRW	5,518,900		10/13/17	2.250	3 month KWCDC	—	71,380
		32,193,570		10/13/17	2.245	3 month KWCDC	—	412,435
		6,738,260		10/14/17	2.245	3 month KWCDC	—	86,403
		6,738,270		10/14/17	2.250	3 month KWCDC	—	87,231
		12,968,300		10/28/17	2.168	3 month KWCDC	—	141,797
	CLP	1,333,530		03/12/19	6 month CLICP	4.640	—	(62,592)
		1,243,800		04/15/19	6 month CLICP	4.350	—	(46,994)
	BRL	25,280		01/04/21	1 month Brazilian Interbank Deposit Average	11.410	—	298,820
		37,440		01/04/21	11.778	1 month Brazilian Interbank Deposit Average	—	(316,054)
		56,730		01/04/21	1 month Brazilian Interbank Deposit Average	11.980	—	355,177
	MXN	310,000		06/17/21	5.630	Mexico Interbank TIIE 28 Days	—	80,382
	KRW	77,000,000	(a)	01/08/23	3 month KWCDC	3.380	—	(4,147,978)
		28,000,000	(a)	03/03/28	3 month KWCDC	3.135	—	(739,927)
TOTAL							$(2,255)	$(5,114,043)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	926,800		07/24/15	Mexico Interbank TIIE 28 Days	3.373%	$72	$1,667
	932,320		08/27/15	Mexico Interbank TIIE 28 Days	3.565	88	(33,019)
	774,300		09/11/15	3.510%	Mexico Interbank TIIE 28 Days	84	27,780
ZAR	151,610		06/13/19	7.640	3 month JIBAR	60	223,161
	230,220		09/08/19	7.310	3 month JIBAR	(519)	93,639
	$700	(a)	06/17/20	2.250	3 month LIBOR	8,816	12,423
	62,800	(a)	06/17/22	3 month LIBOR	2.500	(1,680,824)	(968,965)
MXN	54,290		11/20/24	Mexico Interbank TIIE 28 Days	5.955	28	14,438
ZAR	52,850		12/18/24	3 month JIBAR	7.890	33	(60,440)
MXN	88,930		01/24/25	Mexico Interbank TIIE 28 Days	5.660	76	162,284
	51,040	(a)	06/04/25	5.750	Mexico Interbank TIIE 28 Days	(115,708)	13,265
	$13,700	(a)	06/17/25	3 month LIBOR	2.750	(621,308)	(219,176)
	26,700	(a)	06/17/30	3 month LIBOR	2.250	799,473	(717,477)
	TOTAL					$(1,609,629)	$(1,450,420)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500%, 10/28/27	$600	(1.000)%	06/20/19	0.727%	$(3,022)	$(3,906)
		560	(1.000)	06/20/19	0.727	(3,143)	(3,324)
Barclays Bank PLC		3,170	(1.000)	03/20/19	0.692	(9,641)	(29,310)
Citibank NA		29,550	(1.000)	03/20/19	0.692	(113,512)	(249,571)
		11,820	(1.000)	06/20/19	0.727	—	(136,485)
		40,070	(1.000)	06/20/19	0.727	(262,478)	(200,208)
JPMorgan Securities, Inc.		3,310	(1.000)	03/20/19	0.692	(9,354)	(31,316)
		1,630	(1.000)	06/20/19	0.727	(9,304)	(9,518)
TOTAL						$(410,454)	$(663,638)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date(c)	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	TRY	12,250,000	$5,573,248	03/10/16	11.070%	3 month LIBOR	$43,956	$(788,673)
Deutsche Bank AG		25,510,000	11,452,301	03/13/16	11.480	3 month LIBOR	(89,778)	(1,275,843)
	ZAR	54,520,000	5,245,039	06/12/24	3 month JBAR	3 month LIBOR	29,057	(777,235)
Citibank NA		26,400,000	2,540,263	05/13/24	3 month JBAR	3 month LIBOR	1,169	(372,572)
Morgan Stanley & Co. International PLC		54,542,000	5,262,132	05/13/24	3 month JBAR	3 month LIBOR	4,955	(768,241)
Deutsche Bank AG		42,202,250	4,054,984	05/23/19	3 month JBAR	3 month LIBOR	8,688	(576,175)
		38,520,000	3,594,289	07/15/24	3 month JBAR	3 month LIBOR	4,617	(400,994)
Morgan Stanley & Co. International PLC		29,540,000	2,768,510	07/17/24	3 month JBAR	3 month LIBOR	(5,244)	(317,843)
		55,121,000	5,153,904	08/12/24	3 month JBAR	3 month LIBOR	16,437	(617,049)
Deutsche Bank AG	TRY	6,600,000	$2,960,969	12/04/16	8.05	3 month LIBOR	(2,257)	(386,212)
TOTAL							$11,600	$(6,280,837)

(c)	At the termination date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 91.4%
Collateralized Mortgage Obligations – 5.7%
Adjustable Rate Non-Agency(a) – 1.0%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$161,789	2.675%	04/25/35	$157,061
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
994,670	2.336	07/25/35	959,058
Countrywide Alternative Loan Trust Series 2005-16, Class A1
664,848	1.773	06/25/35	589,743
Countrywide Alternative Loan Trust Series 2005-38, Class A1
187,621	1.621	09/25/35	171,288
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
306,441	0.418	01/19/36	199,239
Impac CMB Trust Series 2004-08, Class 1A
64,717	0.891	10/25/34	53,658
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
743,843	2.419	10/25/34	756,499

			2,886,546

Interest Only(b) – 0.8%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)
18,128	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
4,630	5.250	07/25/33	166
FHLMC REMIC Series 4273, Class PS(a)
658,049	5.926	11/15/43	104,655
FHLMC STRIPS Series 329, Class C1
1,752,414	4.000	12/15/41	304,523
FNMA REMIC Series 2010-126, Class LS(a)
975,523	4.828	11/25/40	192,891
FNMA REMIC Series 2012-146, Class IO
3,854,909	3.500	01/25/43	817,825
GNMA REMIC Series 2013-113, Class SD(a)
442,617	6.526	08/16/43	81,639
GNMA Series 2011-99, Class DS(a)
3,276,280	5.926	07/16/41	642,478
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
15,423	0.123	08/25/33	94
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
2,971	0.320	07/25/33	34

			2,144,305

Inverse Floaters(a) – 0.1%
GNMA REMIC Series 2010-1, Class SD
42,293	5.614	01/20/40	6,809
GNMA REMIC Series 2010-85, Class SN
102,908	5.764	07/20/40	19,844
GNMA REMIC Series 2010-98, Class QS
386,108	6.424	01/20/40	57,627
GNMA REMIC Series 2011-17, Class SA
444,699	5.924	09/20/40	66,983
GNMA REMIC Series 2011-61, Class CS
344,720	6.504	12/20/35	35,668

Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
GNMA REMIC Series 2011-79, Class AS
$218,117	5.934%	07/20/37	$11,808

			198,739

Planned Amortization Class – 0.4%
FHLMC REMIC Series 3748
1,000,000	4.000	11/15/39	1,076,488

Sequential Fixed Rate – 1.8%
FHLMC REMIC Series 2042, Class N
133,728	6.500	03/15/28	150,645
FNMA REMIC Series 2000-16, Class ZG
277,888	8.500	06/25/30	331,289
FNMA REMIC Series 2011-52, Class GB
1,200,000	5.000	06/25/41	1,329,045
FNMA REMIC Series 2011-99, Class DB
1,075,000	5.000	10/25/41	1,200,189
FNMA REMIC Series 2012-111, Class B
245,776	7.000	10/25/42	284,827
FNMA REMIC Series 2012-153, Class B
820,044	7.000	07/25/42	949,795
GNMA Series 2009-61, Class AZ
657,483	5.500	08/20/39	734,590

			4,980,380

Sequential Floating Rate(a) – 0.9%
FHLMC REMIC Series 4103, Class BF
2,186,412	0.525	12/15/38	2,193,055
FNMA REMIC Series 2011-63, Class FG
298,708	0.624	07/25/41	300,614

			2,493,669

Support – 0.7%
FNMA REMIC Series 2005-59, Class KZ
1,618,106	5.500	07/25/35	1,807,480

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$15,587,607

Commercial Mortgage-Backed Securities – 13.9%
Sequential Fixed Rate – 4.2%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
3,909,102	5.602	06/11/50	4,261,499
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,215,351
FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
1,400,000	2.637	01/25/23	1,441,887
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
3,450,000	3.111	02/25/23	3,665,009

			11,583,746

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – 9.7%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
$150,000	5.597%	04/10/49	$161,511
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
2,269,636	6.048	12/10/49	2,488,365
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,295,445	5.798	12/10/49	2,477,643
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3
6,239,517	5.807	06/15/38	6,441,690
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
700,000	3.034	10/25/20	744,667
GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,595,116	5.796	08/10/45	3,886,173
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
749,635	5.866	09/15/45	821,672
ML-CFC Commercial Mortgage Trust Series 2006-2, Class A4
4,377,546	5.868	06/12/46	4,535,670
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	53,187
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	51,220
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
1,104,919	5.509	11/12/49	1,173,129
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A
2,158,551	6.009	06/15/45	2,256,560
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(c)
1,300,000	4.869	02/15/44	1,478,951

			26,570,438

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$38,154,184

Federal Agencies – 71.8%
Adjustable Rate FHLMC(a) – 0.2%
114,490	2.375	04/01/33	122,450
48,443	2.360	09/01/33	51,660
24,752	2.232	10/01/34	26,474
40,421	2.375	11/01/34	43,190
42,838	2.375	02/01/35	45,804
146,352	2.375	06/01/35	156,381

			445,959

Adjustable Rate FNMA(a) – 0.5%
5,289	1.921	07/01/22	5,413
17,896	1.942	07/01/27	18,499
21,832	1.942	11/01/27	22,559
6,540	1.942	01/01/31	6,801
8,135	1.942	06/01/32	8,471
10,068	1.921	08/01/32	10,453
40,259	1.921	05/01/33	41,843
16,262	1.790	06/01/33	16,874
201,145	2.375	06/01/33	214,667

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$12,284	2.351%	07/01/33	$13,092
194,273	1.936	08/01/33	201,326
905	2.625	09/01/33	967
989	2.199	12/01/33	1,030
102,785	2.270	12/01/33	108,878
3,939	2.433	04/01/34	4,213
261,639	2.655	08/01/34	279,831
48,467	2.295	11/01/34	51,411
65,461	2.321	02/01/35	69,824
84,622	2.244	03/01/35	89,599
53,729	2.435	04/01/35	57,457
111,582	2.426	05/01/35	119,319
13,395	1.942	11/01/35	13,856
55,861	1.942	12/01/37	57,792
34,018	1.942	01/01/38	35,185
18,942	1.942	11/01/40	19,695

			1,469,055

Adjustable Rate GNMA(a) – 0.6%
29,451	1.625	06/20/23	30,066
14,549	1.625	07/20/23	14,851
14,637	1.625	08/20/23	14,943
38,789	1.625	09/20/23	39,606
11,331	1.625	03/20/24	11,585
100,922	1.625	04/20/24	103,191
11,763	1.625	05/20/24	12,030
85,447	1.625	06/20/24	87,400
18,105	2.000	06/20/24	18,672
27,916	1.625	07/20/24	28,550
30,456	2.000	07/20/24	31,422
53,159	1.625	08/20/24	54,375
25,914	2.000	08/20/24	26,742
25,323	1.625	09/20/24	25,907
31,135	2.000	11/20/24	32,150
12,123	2.000	12/20/24	12,520
18,635	2.500	12/20/24	19,552
21,034	2.000	01/20/25	21,728
11,009	2.000	02/20/25	11,375
39,332	2.000	05/20/25	40,666
32,583	2.000	07/20/25	33,701
15,273	1.625	02/20/26	15,672
787	1.625	07/20/26	807
19,589	1.625	01/20/27	20,130
17,978	2.000	01/20/27	18,659
15,262	1.625	02/20/27	15,686
109,520	1.625	04/20/27	112,580
11,557	1.625	05/20/27	11,870
13,074	1.625	06/20/27	13,429
4,817	1.625	11/20/27	4,953
17,708	1.625	12/20/27	18,209
35,686	1.625	01/20/28	36,730
13,365	1.625	02/20/28	13,757
14,730	1.625	03/20/28	15,165
63,205	1.625	07/20/29	65,165
35,498	1.625	08/20/29	36,603
8,375	1.625	09/20/29	8,637

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$34,357	1.625%	10/20/29	$35,424
41,081	1.625	11/20/29	42,362
10,134	1.625	12/20/29	10,451
12,889	1.625	01/20/30	13,303
6,184	1.625	02/20/30	6,384
34,347	1.625	03/20/30	35,456
39,134	1.625	04/20/30	40,401
58,617	1.625	05/20/30	60,516
42,774	2.000	05/20/30	44,683
9,525	1.625	06/20/30	9,835
83,184	2.000	07/20/30	86,923
17,469	2.000	09/20/30	18,259
28,487	1.625	10/20/30	29,369

			1,512,450

FHLMC – 14.0%
1,512	6.000	03/01/16	1,539
244	5.000	09/01/16	250
1,732	5.000	11/01/16	1,819
7,004	5.000	01/01/17	7,356
11,044	5.000	02/01/17	11,566
10,219	5.000	03/01/17	10,719
18,755	5.000	04/01/17	19,641
604	5.000	05/01/17	635
672	5.000	08/01/17	705
60,150	5.000	09/01/17	63,127
75,549	5.000	10/01/17	79,107
44,975	5.000	11/01/17	47,167
43,832	5.000	12/01/17	45,990
53,995	5.000	01/01/18	56,699
127,569	5.000	02/01/18	133,749
120,419	5.000	03/01/18	126,427
116,942	5.000	04/01/18	122,743
13,882	4.500	05/01/18	14,544
87,874	5.000	05/01/18	92,309
23,864	5.000	06/01/18	25,053
24,162	5.000	07/01/18	25,389
10,549	5.000	08/01/18	11,070
8,523	5.000	09/01/18	8,945
28,856	5.000	10/01/18	30,333
36,900	5.000	11/01/18	38,806
16,049	5.000	12/01/18	16,867
2,848	5.000	01/01/19	2,993
531	5.000	02/01/19	561
121,298	5.500	04/01/20	130,405
408,144	5.000	11/01/22	452,050
385,295	4.500	08/01/23	418,972
53,276	7.000	04/01/31	63,271
834,926	7.000	09/01/31	976,068
249,196	7.000	04/01/32	294,076
693,484	7.000	05/01/32	818,336
192,073	5.000	10/01/33	213,725
18,175	5.500	12/01/33	20,699
254,771	5.500	04/01/35	286,835
9,120	5.000	07/01/35	10,142
211,589	5.000	12/01/35	236,302

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$125,407	5.500%	01/01/36	$141,832
407	5.500	02/01/36	460
2,291	5.000	02/01/37	2,556
70,204	6.000	08/01/37	79,719
71,536	6.000	09/01/37	81,232
26,762	6.000	10/01/37	30,389
194,931	6.000	11/01/37	221,351
209,515	6.000	12/01/37	237,911
7,277	5.500	01/01/38	8,163
198,160	6.000	01/01/38	225,016
60,309	6.000	02/01/38	68,490
10,411	6.000	03/01/38	11,824
59,624	6.000	04/01/38	67,712
22,691	6.000	05/01/38	25,770
53,864	6.000	06/01/38	61,171
31,765	6.000	07/01/38	36,076
19,402	6.000	08/01/38	22,035
217,394	6.000	09/01/38	246,875
47,506	6.000	10/01/38	53,951
3,279	6.000	11/01/38	3,724
4,241	6.000	12/01/38	4,816
169,238	6.000	01/01/39	192,201
18,073	6.000	02/01/39	20,525
788,816	7.000	02/01/39	922,059
12,731	6.000	03/01/39	14,459
4,967	6.000	04/01/39	5,641
700,592	5.000	05/01/39	776,177
1,182,049	5.000	07/01/39	1,309,577
75,543	6.000	04/01/40	85,788
165,177	6.000	05/01/40	187,577
60,601	5.000	08/01/40	67,281
67,283	5.000	10/01/40	74,700
132,353	4.500	02/01/41	144,374
7,024	5.000	06/01/41	7,815
543,115	4.000	10/01/41	590,064
80,154	3.000	05/01/42	81,858
331,916	3.500	06/01/42	351,092
278,643	3.000	08/01/42	285,910
3,365,994	4.000	09/01/42	3,661,702
79,669	3.000	10/01/42	81,668
530,743	3.500	10/01/42	560,991
926,828	4.000	10/01/42	1,008,252
8,336,862	3.000	11/01/42	8,553,225
423,387	3.500	11/01/42	447,517
2,692,007	3.000	12/01/42	2,768,113
6,714,573	3.000	01/01/43	6,901,280
373,376	3.000	02/01/43	382,614
311,503	3.000	03/01/43	320,326
271,420	4.000	03/01/43	295,265
450,422	3.000	04/01/43	463,179
961,478	3.500	06/01/44	1,014,321
406,472	4.000	08/01/44	440,974
33,296	4.000	11/01/44	36,122

			38,600,710

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – 43.1%
$207	5.500%	04/01/16	$218
221	5.500	08/01/16	233
4,137	5.500	11/01/16	4,347
2,998	5.500	12/01/16	3,151
4,897	5.500	01/01/17	5,148
463	5.500	05/01/17	487
2,000	5.500	07/01/17	2,103
238	5.500	09/01/17	250
4,373	5.500	01/01/18	4,598
3,797	5.500	02/01/18	3,992
827,812	2.800	03/01/18	859,766
121,666	5.000	03/01/18	127,154
9,261	5.500	04/01/18	9,727
2,530,000	3.840	05/01/18	2,710,051
1,808	5.500	05/01/18	1,910
163,898	5.000	06/01/18	171,898
482,673	4.000	08/01/18	510,012
8,835	5.000	09/01/18	9,282
14,443	7.000	11/01/18	14,917
2,107	5.500	02/01/19	2,234
12,584	5.500	04/01/19	13,430
1,555	5.500	05/01/19	1,634
11,924	5.500	07/01/19	12,743
33,294	5.500	08/01/19	35,445
16,033	5.500	09/01/19	17,090
32,938	5.500	10/01/19	35,069
12,354	5.500	11/01/19	13,216
9,372	5.500	12/01/19	10,013
49,311	5.500	02/01/20	52,580
190,595	4.500	03/01/20	199,932
835,202	3.416	10/01/20	894,495
17,710	5.500	01/01/21	19,059
26,178	7.000	09/01/21	29,131
91,089	7.000	06/01/22	103,818
33,177	7.000	07/01/22	37,358
3,282	4.500	04/01/23	3,485
233,826	5.000	07/01/27	259,717
507	7.000	01/01/29	508
1,827	7.000	09/01/29	1,906
12,626	7.000	08/01/31	14,371
1,180	7.000	03/01/32	1,384
1,592	7.000	04/01/32	1,747
6,777	7.000	06/01/32	7,293
851	7.000	07/01/32	901
63,973	6.000	01/01/33	74,246
2,151	6.000	02/01/33	2,481
6,751	5.500	04/01/33	7,645
472,639	5.500	05/01/33	535,201
297,486	5.500	06/01/33	336,864
190,949	5.500	07/01/33	216,224
33,319	5.000	08/01/33	37,204
2,284	5.000	09/01/33	2,551
30,929	5.500	09/01/33	35,025
21,549	5.500	12/01/33	24,403
100,151	5.500	02/01/34	113,466
8,728	5.500	03/01/34	9,898

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$23,635	5.500%	04/01/34	$26,788
2,915	5.500	06/01/34	3,300
81,221	5.500	07/01/34	92,082
11,590	5.500	08/01/34	13,171
42,788	5.500	10/01/34	48,528
51,406	5.500	11/01/34	58,217
395,874	5.500	12/01/34	448,635
349	6.000	12/01/34	402
4,164	5.500	01/01/35	4,715
327,568	5.500	02/01/35	370,920
24,877	5.500	03/01/35	28,169
233,732	6.000	04/01/35	269,667
60,427	5.500	05/01/35	68,280
7,077	5.500	06/01/35	8,024
12,491	5.000	07/01/35	13,964
15,459	5.500	07/01/35	17,543
129,686	5.500	08/01/35	146,869
14,118	5.500	09/01/35	16,016
10,760	5.500	10/01/35	12,148
122,719	6.000	10/01/35	141,739
52,345	5.500	12/01/35	59,150
3,369	6.000	12/01/35	3,893
6,857	5.500	01/01/36	7,741
196	5.500	02/01/36	222
24,663	5.500	04/01/36	27,841
3,321	6.000	04/01/36	3,822
50,687	5.500	07/01/36	57,066
46,601	5.500	09/01/36	52,766
35,771	6.000	09/01/36	40,757
42,123	6.000	11/01/36	47,995
4,546	5.500	02/01/37	5,147
77,980	5.500	04/01/37	88,309
69,118	6.000	04/01/37	79,448
799	5.500	05/01/37	904
62,116	5.000	06/01/37	69,095
470	5.500	06/01/37	532
8,193	5.500	07/01/37	9,269
1,163,556	5.500	08/01/37	1,315,006
1,075,769	6.000	08/01/37	1,225,457
506,232	6.000	10/01/37	576,671
136,097	6.500	10/01/37	156,218
94,313	6.000	11/01/37	108,174
268	5.500	12/01/37	303
90,119	5.500	01/01/38	102,042
72,767	5.500	02/01/38	82,394
9,437	5.500	03/01/38	10,676
818,501	6.000	03/01/38	932,392
34,017	5.500	04/01/38	38,507
8,719	5.500	05/01/38	9,874
150,353	6.000	05/01/38	171,274
2,989	5.500	06/01/38	3,382
1,874	5.500	07/01/38	2,120
4,288	5.500	08/01/38	4,834
4,215	5.500	09/01/38	4,770
154,711	6.000	09/01/38	176,758
190,175	6.000	11/01/38	216,638

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$99,296	5.500%	12/01/38		$112,433
465,680	6.000	12/01/38		530,563
823,233	5.000	01/01/39		927,038
267,643	6.000	01/01/39		306,079
477,350	6.500	01/01/39		545,893
574,242	4.500	02/01/39		626,031
11,415	5.500	02/01/39		12,954
12,001	4.500	03/01/39		13,084
546,224	7.000	03/01/39		632,477
776,393	4.500	04/01/39		846,413
93,723	4.500	05/01/39		102,175
498,137	4.500	06/01/39		543,062
14,086	5.500	06/01/39		15,933
14,455	4.500	07/01/39		15,759
11,211	4.000	08/01/39		11,984
502,880	4.500	08/01/39		548,233
425,119	6.000	09/01/39		484,272
145,647	6.000	10/01/39		165,950
12,536	5.500	11/01/39		14,188
114,588	4.500	02/01/40		125,180
98,482	4.500	04/01/40		107,584
78,329	4.500	06/01/40		85,570
28,356	4.500	08/01/40		30,977
62,743	4.500	09/01/40		68,543
108,501	6.000	10/01/40		123,599
479,909	4.500	11/01/40		524,269
1,340,004	4.500	12/01/40		1,463,864
4,093,552	6.000	05/01/41		4,663,152
371,800	4.500	08/01/41		406,681
308,174	3.500	10/01/41		325,930
278,747	3.500	01/01/42		294,676
227,641	3.500	07/01/42		241,184
425,328	3.000	08/01/42		437,731
554,395	3.000	09/01/42		570,210
158,401	3.500	09/01/42		167,659
752,281	3.000	10/01/42		774,418
394,986	3.500	10/01/42		417,675
539,800	4.000	10/01/42		587,791
829,507	3.000	11/01/42		853,850
44,420	3.500	11/01/42		47,063
3,333,155	3.000	12/01/42		3,428,502
215,976	3.500	12/01/42		228,285
4,024,013	3.000	01/01/43		4,142,533
23,501	3.500	01/01/43		24,899
979,155	4.000	01/01/43		1,066,208
1,288,239	3.000	02/01/43		1,326,253
1,033,252	3.500	02/01/43		1,093,581
2,436,989	3.000	03/01/43		2,507,434
3,936,874	3.500	03/01/43		4,168,452
32,206	4.000	03/01/43		35,114
2,169,744	3.000	04/01/43		2,232,463
854,345	2.500	05/01/43		846,547
2,573,542	3.000	05/01/43		2,647,933
36,061	3.500	05/01/43		38,206
85,904	3.000	06/01/43		88,387
904,519	3.500	06/01/43		956,211

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$39,384	4.000%	06/01/43		$42,941
774,856	3.000	07/01/43		797,254
3,204,867	3.500	07/01/43		3,392,643
113,532	4.000	07/01/43		123,786
190,744	4.000	08/01/43		207,911
309,705	4.000	09/01/43		337,579
166,022	4.000	10/01/43		180,965
641,563	4.000	11/01/43		699,304
39,482	4.000	12/01/43		43,036
775,041	4.000	01/01/44		844,798
2,148,096	4.000	02/01/44		2,341,424
159,003	4.000	04/01/44		173,313
41,914	4.000	05/01/44		45,687
240,930	4.000	06/01/44		262,614
52,455	3.500	09/01/44		55,411
1,487,452	4.000	09/01/44		1,621,324
1,571,762	4.000	10/01/44		1,710,233
835,124	3.500	11/01/44		881,936
950,267	4.000	11/01/44		1,035,792
32,068	3.500	12/01/44		33,976
854,887	4.000	12/01/44		931,825
401,162	4.000	01/01/45		437,265
997,931	4.000	02/01/45		1,071,061
7,000,000	2.500	TBA-15yr	(d)	7,189,766
6,000,000	3.000	TBA-15yr	(d)	6,289,687
16,000,000	3.000	TBA-30yr	(d)	16,360,000
10,000,000	3.500	TBA-30yr	(d)	10,502,930
1,000,000	4.500	TBA-30yr	(d)	1,090,938
1,000,000	6.000	TBA-30yr	(d)	1,140,313

				118,532,482

GNMA – 13.4%
96,173	5.500	07/15/20		102,335
268,688	3.950	07/15/25		288,516
8,470	6.000	04/15/26		9,652
896	6.500	01/15/32		1,025
1,710	6.500	02/15/32		1,957
886,269	5.500	04/15/33		1,018,399
7,908	5.000	11/15/33		8,968
1,981	6.500	08/15/34		2,344
198	6.500	01/15/36		227
1,475	6.500	02/15/36		1,688
4,103	6.500	03/15/36		4,713
9,123	6.500	04/15/36		10,541
24,750	6.500	05/15/36		28,749
17,128	6.500	06/15/36		19,872
108,625	6.500	07/15/36		126,866
105,636	6.500	08/15/36		123,481
158,495	6.500	09/15/36		184,898
71,318	6.500	10/15/36		83,898
102,706	6.500	11/15/36		120,691
41,207	6.500	12/15/36		47,656
16,156	6.500	01/15/37		18,721
4,120	6.500	03/15/37		4,811
14,387	6.500	04/15/37		16,742
9,430	6.500	05/15/37		11,658

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$4,954	6.500%	08/15/37		$5,767
32,304	6.500	09/15/37		37,668
34,054	6.500	10/15/37		42,098
17,425	6.500	11/15/37		20,177
6,840	6.500	05/15/38		7,967
9,094	6.500	11/15/38		10,586
5,364	6.500	02/15/39		6,261
1,043,897	5.000	01/20/40		1,157,029
708,229	5.000	07/15/40		796,875
10,000,000	3.000	TBA-30yr	(d)	10,300,781
18,000,000	3.500	TBA-30yr	(d)	18,954,375
3,000,000	5.000	TBA-30yr	(d)	3,345,000

				36,922,992

TOTAL FEDERAL AGENCIES				$197,483,648

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $247,152,647)				$251,225,439

Asset-Backed Securities – 1.2%
Auto(c) – 0.5%
Ford Credit Auto Owner Trust Series 2015-1, Class A
$1,200,000	2.120%	07/15/26		$1,206,285

Home Equity(a) – 0.1%
Countrywide Home Equity Loan Trust Series 2003-D, Class A
374	0.435	06/15/29		374
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
28,729	0.395	12/15/29		24,073
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
120,050	0.455	02/15/34		104,682
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII
159,722	0.651	03/25/34		153,272

				282,401

Student Loan(a)(c) – 0.6%
Education Loan Asset-Backed Trust I Series 2013-1, Class A1
1,705,033	0.974	06/25/26		1,713,080
US Education Loan Trust LLC Series 2006-1, Class A2
34,246	0.392	03/01/25		34,222

				1,747,302

TOTAL ASSET-BACKED SECURITIES
(Cost $3,256,297)				$3,235,988

U.S. Treasury Obligations – 4.3%
United States Treasury Bond
$900,000	2.500%	02/15/45		$891,981
United States Treasury Notes
1,200,000	1.250	01/31/20		1,193,520
2,400,000	1.375	02/29/20		2,400,360
1,800,000	1.375	03/31/20		1,799,928

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$1,800,000	1.500%	01/31/22		$1,776,114
1,300,000	1.750	03/31/22		1,302,951
2,500,000	2.250	11/15/24		2,569,575

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,919,574)				$11,934,429

Shares	Description	Value
Investment Company(e) – 30.0%
82,588,296	Goldman Sachs Financial Square Government Fund – FST Shares
(Cost $82,588,296)		$82,588,296

TOTAL INVESTMENTS – 126.9%
(Cost $344,916,814)		$348,984,152

LIABILITIES IN EXCESS OF OTHER ASSETS – (26.9)%		(74,025,712)

NET ASSETS – 100.0%		$274,958,440

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,432,538, which represents approximately 1.6% of net assets as of March 31, 2015.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $75,173,790 which represents approximately 27.3% of net assets as of March 31, 2015.
(e)	Represents an Affiliated Fund.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(d)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $2,172,188)	4.500%	TBA-30yr	05/13/15	$(2,000,000)	$(2,176,250)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(23)	June 2015	$(3,907,125)	$(30,195)
2 Year U.S. Treasury Notes	21	June 2015	4,602,281	16,349
5 Year U.S. Treasury Notes	(47)	June 2015	(5,649,914)	(21,008)
10 Year U.S. Treasury Notes	(59)	June 2015	(7,605,469)	(16,203)
20 Year U.S. Treasury Bonds	(35)	June 2015	(5,735,625)	(70,061)
TOTAL				$(121,118)

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$3,300	06/17/20	2.250%	3 month LIBOR	$41,561	$58,565
4,300	06/17/22	3 month LIBOR	2.500%	(113,942)	(67,493)
3,500	06/17/25	3 month LIBOR	2.750	(150,278)	(64,444)
8,700	06/17/30	2.250	3 month LIBOR	(220,777)	194,059
TOTAL				$(443,436)	$120,687

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Barclays Bank PLC	Tranches of Commercial Mortgage- Backed Index AAA Series 7	$7,000	0.500%	01/17/47	0.849%	$(227,933)	$55,801
Deutsche Bank Securities, Inc.		9,500	0.500	01/17/47	0.849	(276,163)	42,556
TOTAL						$(504,096)	$98,357

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Swap Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc.	$835	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	1 month LIBOR	$1,883	$5,753

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2015, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Dynamic Emerging Markets Debt	$1,600,000	$1,600,006	$1,635,730
Emerging Markets Debt	17,500,000	17,500,068	17,890,801

REPURCHASE AGREEMENTS — At March 31, 2015, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Dynamic Emerging Markets Debt	Emerging Markets Debt
BNP Paribas Securities Co.	0.130%	$749,358	$8,196,102
Citigroup Global Markets, Inc.	0.150	483,457	5,287,808
Merrill Lynch & Co., Inc.	0.150	367,185	4,016,090
TOTAL		$1,600,000	$17,500,000

At March 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Banks	0.250% to 2.350%	01/22/16 to 08/08/22
Federal Home Loan Mortgage Corp.	0.000 to 8.500	05/15/15 to 03/01/45
Federal National Mortgage Association	2.500 to 5.000	11/01/20 to 03/01/45
Government National Mortgage Association	3.000 to 6.000	07/15/27 to 03/20/45
U.S. Treasury Note	2.375	08/15/24

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2015

Dynamic Emerging Markets Debt Fund
Assets:
Investments of unaffiliated issuers, at value (cost $17,980,481, $1,758,067,395, $5,591,835,445, $3,813,064,398, $436,459,190, $1,588,318,727 and $262,328,518)	$16,899,895
Investments of affiliated issuers, at value (cost $0, $0, $9,991,607, $390,514,976, $1,996,322, $19 and $82,588,296)	—
Cash	44,265
Foreign currencies, at value (cost $709,698, $353,899, $0, $23,546, $15,114, $33,038,885 and $0, respectively)	708,623
Unrealized gain on swap contracts	66,760
Unrealized gain on forward foreign currency exchange contracts	297,235
Variation margin on certain derivative contracts	848
Receivables:
Interest and Dividends Receivable (Net of Allowances)	272,233
Investments sold	7
Investments sold on an extended-settlement basis	121,116
Collateral on certain derivative contracts(a)	99,203
Reimbursement from investment adviser	72,992
Fund shares sold	6,624
Foreign tax reclaims	—
Upfront payments made on swap contracts	—
Due from broker — upfront payment	—
Other assets	2,934
Total assets	18,592,735

Liabilities:
Foreign currency overdraft, at value (identified cost $1,127 for High Yield Fund)	—
Unrealized loss on swap contracts	133,413
Unrealized loss on forward foreign currency exchange contracts	362,943
Variation margin on certain derivative contracts	1,315
Payables:
Investments purchased	1,500,421
Investments purchased on an extended — settlement basis	20,889
Distributions payable	28,616
Fund shares redeemed	21,364
Upfront payments received on swap contracts	21,323
Management fees	16,947
Due to broker — upfront payment	6,346
Distribution and service fees and transfer agent fees	1,056
Collateral on certain derivative contracts	710
Forward sale contracts, at value (proceeds received $2,172,188 for U.S. Mortgages Fund)	—
Due to Broker	—
Accrued expenses and other liabilities	133,575
Total liabilities	2,248,918

Net Assets:
Paid-in capital	19,322,155
Undistributed (distributions in excess of) net investment income	(1,407,250)
Accumulated net realized gain (loss)	(328,480)
Net unrealized gain (loss)	(1,242,608)
NET ASSETS	$16,343,817
Net Assets:
Class A	$665,219
Class C	61,703
Institutional	15,570,501
Service	—
Separate Account Institutional	—
Class IR	23,272
Class R	23,122
Total Net Assets	$16,343,817
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	77,467
Class C	7,162
Institutional	1,807,128
Service	—
Separate Account Institutional	—
Class IR	2,707
Class R	2,684
Net asset value, offering and redemption price per share:(b)
Class A	$8.59
Class C	8.61
Institutional	8.62
Service	—
Separate Account Institutional	—
Class IR	8.60
Class R	8.62

(a)	Includes segregated cash of $16,190, $2,809,533, $2,562,351 $595,000, $647,008 and $520,000 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, relating to initial margin requirements and collateral on futures transactions. Also includes amounts segregated for initial margin and/or collateral on swaps transactions of $83,013, $13,803,422, $1,525,216, $2,008,802, $1,445,420, $26,136,807 and $909,238 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $8.99, $12.91, $7.12, $10.15, $9.84, $7.29 and $11.16, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$1,687,326,821	$5,567,692,437	$3,774,532,376	$453,957,856	$1,305,460,480	$266,395,856
—	9,991,607	390,535,477	1,996,322	19	82,588,296
1,286,905	34,423,477	28,657,336	2,541,873	1,546,200	1,863,620
346,891	—	22,947	14,582	32,607,766	—
2,915,634	—	—	—	19,204,363	104,110
10,107,341	1,457,242	908,576	—	19,816,421	—
502,415	436,837	—	98,567	—	4,302

25,741,293	97,138,634	29,958,615	4,349,112	25,075,850	640,259
3,208,632	41,483,873	409,473	4,628,964	3,648,238	3,325
114,455	1,848,198	122,400,550	—	1,702,184	145,905,889
16,612,955	4,087,567	2,008,802	2,040,420	26,783,815	1,429,238
8,369	133,465	—	25,914	—	30,738
5,360,705	73,572,385	52,710,053	274,891	36,658,429	21,404
—	23,278	—	—	—	—
—	—	—	—	108,901	1,883
—	—	—	—	57,798	—
5,712	27,216	14,106	2,617	8,910	1,664
1,753,538,128	5,832,316,216	4,402,158,311	469,931,118	1,472,679,374	498,990,584

—	1,148	—	—	—	—
10,116,165	—	—	—	31,262,881	—
5,026,416	5,315	—	—	16,036,376	—
131,726	141,242	170,679	77,923	178,456	44,855

16,829,421	14,601,562	228,819	560,752	1,141,930	396
—	102,280,823	216,457,103	—	12,855,590	220,614,615
211,028	1,294,510	67,894	101,746	337,296	73,774
9,350,700	130,437,721	87,097,480	427,947	15,345,770	76,691
3,601,551	—	—	—	510,010	504,096
1,145,736	3,082,050	1,805,333	132,916	936,333	70,344
—	—	—	—	—	—
115,262	407,395	142,828	24,177	96,649	18,368
—	—	—	930,000	4,960,000	290,000
—	—	—	—	—	2,176,250
—	—	—	—	64,879	—
288,075	647,091	221,175	126,864	979,659	162,755
46,816,080	252,898,857	306,191,311	2,382,325	84,705,829	224,032,144

1,771,710,639	5,621,811,146	4,169,032,111	446,803,942	1,877,923,647	272,859,713
22,700,730	(5,535,464)	1,769,122	804,382	(94,301,530)	21,937
(15,060,565)	(10,275,696)	(35,957,973)	1,135,109	(100,019,964)	(2,090,165)
(72,628,756)	(26,582,627)	(38,876,260)	18,805,360	(295,628,608)	4,166,955
$1,706,722,048	$5,579,417,359	$4,095,967,000	$467,548,793	$1,387,973,545	$274,958,440

$94,832,084	$483,328,158	$6,192,808	$29,522,123	$140,300,641	$31,689,854
30,934,653	71,577,337	1,935,965	—	9,733,631	—
1,566,532,412	4,975,617,869	4,087,016,433	177,283,249	1,234,553,282	45,891,244
—	17,505,559	—	—	—	—
—	—	—	259,668,161	—	195,609,003
14,422,899	13,971,071	810,512	1,075,260	3,385,991	1,768,339
—	17,417,365	11,282	—	—	—
$1,706,722,048	$5,579,417,359	$4,095,967,000	$467,548,793	$1,387,973,545	$274,958,440

7,688,140	71,084,827	624,484	3,116,188	20,147,169	2,949,477
2,509,021	10,514,701	195,143	—	1,395,298	—
126,836,560	729,648,943	411,650,663	18,708,378	177,227,798	4,260,854
—	2,576,465	—	—	—	—
—	—	—	27,394,627	—	18,203,446
1,167,817	2,050,437	81,561	113,426	486,308	164,135
—	2,562,352	1,137	—	—	—

$12.33	$6.80	$9.92	$9.47	$6.96	$10.74
12.33	6.81	9.92	—	6.98	—
12.35	6.82	9.93	9.48	6.97	10.77
—	6.79	—	—	—	—
—	—	—	9.48	—	10.75
12.35	6.81	9.94	9.48	6.96	10.77
—	6.80	9.92	—	—	—

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2015

Dynamic Emerging Markets Debt Fund
Investment income:
Interest, net of allowances — (net of foreign withholding taxes of $7,911, $81,535, $0, $0, $0, $1,154,758 and $0, respectively)	$1,473,080
Dividends — unaffiliated issuers (net of foreign withholding taxes of $724 for High Yield Fund)	—
Dividends — affiliated issuers	—
Total investment income	1,473,080

Expenses:
Management fees	246,792
Custody, accounting and administrative services	209,742
Professional fees	93,178
Registration fees	63,646
Amortization of offering costs	28,307
Printing and mailing costs	23,751
Trustee fees	21,027
Transfer Agent fees(a)	11,337
Distribution and Service fees(a)	1,763
Shareholder meeting expense	909
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	8,013
Total expenses	708,465
Less — expense reductions	(458,425)
Net expenses	250,040
NET INVESTMENT INCOME	1,223,040

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	—
Net realized gain (loss) from:
Investments — unaffiliated issuers	(995,444)
Investments — affiliated issuers	—
Futures contracts	(229,499)
Written options	—
Swap contracts	(334,919)
Non-deliverable bond forward contracts	—
Forward foreign currency exchange contracts	13,089
Foreign currency transactions	5,554
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $103,884 for Local Emerging Markets Debt Fund)	(936,158)
Investments — affiliated issuers	—
Futures contracts	(36,106)
Unfunded loan commitment	—
Non-deliverable bond forward contracts	—
Swap contracts	(39,853)
Forward foreign currency exchange contracts	(89,129)
Foreign currency translations	(16,600)
Net realized and unrealized gain (loss)	(2,659,065)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,436,025)

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	$655	$—	$986	$122	$340	$—	$128	$10,805	$—	$—	$32	$32
Emerging Markets Debt	243,036	—	321,951	—	126,379	—	41.853	608,799	—	—	21,025	—
High Yield	1,191,624	63,178	806,382	89,280	619,644	8,213	104,829	1,784,486	6,695	—	19,578	23,213
High Yield Floating Rate	30,523	—	21,968	55	15,872	—	2,856	1,721,129	—	—	1,275	15
Investment Grade Credit	65,606	—	—	—	34,115	—	—	69,503	—	111,147	1,008	—
Local Emerging Markets Debt	263,451	—	143,689	—	136,995	—	18,680	664,670	—	—	6,868	—
U.S. Mortgages	24,704	—	—	—	12,846	—	—	15,895	—	80,507	1,266	—

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$90,292,531	$321,424,370	$187,996,268	$18,094,586	$107,639,581	$5,615,115
—	342,216	—	37,895	—	—
—	4,192	2,380,103	230	1,113	1,375
90,292,531	321,770,778	190,376,371	18,132,711	107,640,694	5,616,490

13,340,646	33,328,744	23,222,934	1,914,566	16,078,381	1,007,440
481,434	398,602	981,954	129,746	1,471,259	229,257
100,782	127,289	146,358	94,827	117,440	96,171
84,016	184,079	103,169	68,329	62,823	62,354
—	—	—	—	—	—
322,279	465,095	101,903	36,973	102,493	36,400
25,277	33,913	33,762	22,248	26,094	22,439
798,056	2,566,658	1,741,147	215,773	827,213	110,514
564,987	2,150,464	52,546	65,606	407,140	24,704
89,826	31,954	7,286	1,391	16,932	936
—	41,843	—	—	—	—
—	41,843	—	—	—	—
47,096	142,363	122,812	21,653	67,755	18,215
15,854,399	39,512,847	26,513,871	2,571,112	19,177,530	1,608,430
(153,501)	(217,774)	(359,151)	(644,487)	(2,324,338)	(631,818)
15,700,898	39,295,073	26,154,720	1,926,625	16,853,192	976,612
74,591,633	282,475,705	164,221,651	16,206,086	90,787,502	4,639,878

—	—	926,602	—	—	—

26,576,485	27,880,581	(19,785,785)	8,978,615	(95,260,175)	5,529,969
—	—	(4,113,771)	—	—	—
(4,476,094)	(16,076,821)	—	5,650,133	(10,771,839)	1,610,350
—	—	—	—	—	8,450
(9,867,477)	(634,564)	(12,613,055)	(4,091,653)	(18,123,579)	(1,516,398)
736,218	—	—	—	58,427	—
42,929,370	20,018,601	7,226,113	100,718	(1,997,253)	—
(4,445,558)	(5,849,795)	(3,191,737)	(15,043)	(6,208,979)	—

(67,692,925)	(225,140,756)	(43,961,736)	2,779,776	(171,061,991)	2,620,709
—	—	(181,506)	—	—	—
33,255	(4,870,027)	—	168,239	(2,921,946)	(371,145)
—	—	(273,632)	—	—	—
(618,563)	—	—	—	—	—
(7,799,411)	189,582	(1,602,852)	177,416	(6,709,391)	458,097
6,305,570	1,284,185	873,976	(756)	376,885	—
(179,110)	(66,202)	99,109	(1,692)	(2,777,714)	—
(18,498,240)	(203,265,216)	(76,598,274)	13,745,753	(315,397,555)	8,340,032
$56,093,393	$79,210,489	$87,623,377	$29,951,839	$(224,610,053)	$12,979,910

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Emerging Markets Debt Fund
	For the Fiscal Year Ended March 31, 2015	For the Period Year Ended March 31, 2014(a)
From operations:
Net investment income	$1,223,040	$576,502
Net realized gain (loss)	(1,541,219)	(418,835)
Net change in unrealized loss	(1,117,846)	(124,762)
Net increase (decrease) in net assets resulting from operations	(1,436,025)	32,905

Distributions to shareholders:
From net investment income
Class A Shares	(9,355)	(1,365)
Class B Shares	—	—
Class C Shares	(2,955)	(507)
Institutional Shares	(1,084,108)	(478,925)
Service Shares	—	—
Class IR Shares	(963)	(819)
Class R Shares	(846)	(580)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Return of capital
Class A Shares	(677)	(536)
Class B Shares	—	—
Class C Shares	(214)	(199)
Institutional Shares	(78,456)	(188,033)
Service Shares	—	—
Class IR Shares	(70)	(322)
Class R Shares	(61)	(227)
Total distributions to shareholders	(1,177,705)	(671,513)

From share transactions:
Proceeds from sales of shares	11,813,819	28,919,836
Reinvestment of distributions	714,613	388,110
Cost of shares redeemed(b)	(17,897,771)	(4,342,452)
Net increase (decrease) in net assets resulting from share transactions	(5,369,339)	24,965,494
TOTAL INCREASE (DECREASE)	(7,983,069)	24,326,886

Net assets:
Beginning of year	24,326,886	—
End of year	$16,343,817	$24,326,886
Undistributed (distributions in excess of) net investment income	$(1,407,250)	$(154,242)

(a)	Commenced operations on May 31, 2013.
(b)	Net of $1,483 and $3,968, $23,053 and $125,836, and $223,350 and $269,505 of redemption fees for Dynamic Emerging Markets Debt, Emerging Markets Debt and High Yield Funds, respectively, for the fiscal years ended March 31, 2015 and March 31, 2014, respectively.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund		High Yield Fund
For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014

$74,591,633	$69,862,408	$282,475,705	$337,235,254
51,452,944	(53,753,476)	25,338,002	142,016,318
(69,951,184)	(40,546,419)	(228,603,218)	(79,542,391)
56,093,393	(24,437,487)	79,210,489	399,709,181

(4,003,181)	(5,965,225)	(25,025,943)	(32,972,248)
—	—	(284,014)	(836,211)
(1,082,903)	(1,342,149)	(3,635,326)	(4,877,298)
(67,829,030)	(56,154,613)	(248,965,574)	(295,130,180)
—	—	(851,009)	(1,001,173)
(703,551)	(837,936)	(828,194)	(998,711)
—	—	(892,063)	(1,010,644)

—	(2,020,247)	(9,750,531)	(19,586,059)
—	—	—	(518,089)
—	(600,152)	(1,497,617)	(3,111,390)
—	(20,739,038)	(90,622,036)	(162,867,891)
—	—	(331,483)	(600,325)
—	(272,490)	(291,362)	(526,331)
—	—	(342,096)	(608,391)

—	(305,941)	(296,537)	—
—	—	(3,365)	—
—	(68,835)	(43,076)	—
—	(2,880,021)	(2,950,042)	—
—	—	(10,084)	—
—	(42,975)	(9,813)	—
—	—	(10,570)	—
(73,618,665)	(91,229,622)	(386,640,735)	(524,644,941)

817,379,947	852,069,909	2,381,930,006	1,265,981,357
71,347,084	87,742,015	365,387,845	498,994,837
(609,926,689)	(993,217,584)	(1,996,852,634)	(2,429,872,327)
278,800,342	(53,405,660)	750,465,217	(664,896,133)
261,275,070	(169,072,769)	443,034,971	(789,831,893)

1,445,446,978	1,614,519,747	5,136,382,388	5,926,214,281
$1,706,722,048	$1,445,446,978	$5,579,417,359	$5,136,382,388
$22,700,730	$(265,471)	$(5,535,464)	$(1,362,279)

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund
	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$164,221,651	$105,590,591
Net realized gain (loss)	(31,551,633)	3,579,388
Net change in unrealized gain (loss)	(45,046,641)	(10,758,630)
Net increase (decrease) in net assets resulting from operations	87,623,377	98,411,349

Distributions to shareholders:
From net investment income
Class A Shares	(414,673)	(716,181)
Class C Shares	(59,907)	(60,603)
Institutional Shares	(164,500,555)	(103,191,743)
Separate Account Institutional Shares	—	—
Class IR Shares	(36,691)	(161,408)
Class R Shares	(362)	(331)
From net realized gains
Class A Shares	(745)	(40,582)
Class C Shares	(243)	(3,753)
Institutional Shares	(503,521)	(5,235,933)
Separate Account Institutional Shares	—	—
Class IR Shares	(106)	(8,640)
Class R Shares	(1)	(18)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(165,516,804)	(109,419,192)

From share transactions:
Proceeds from sales of shares	2,105,568,828	3,165,927,522
Reinvestment of distributions	164,611,767	108,783,941
Cost of shares redeemed	(2,297,042,086)	(787,533,938)
Net increase (decrease) in net assets resulting from share transactions	(26,861,491)	2,487,177,525
TOTAL INCREASE (DECREASE)	(104,754,918)	2,476,169,682

Net assets:
Beginning of year	4,200,721,918	1,724,552,236
End of year	$4,095,967,000	$4,200,721,918
Undistributed (distributions in excess of) net investment income	$1,769,122	$(103,560)

(a)	Net of $110,728 and $251,438 of redemption fees for Local Emerging Markets Debt Fund for the fiscal years ended March 31, 2015 and March 31, 2014, respectively.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Investment Grade Credit Fund		Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014

$16,206,086	$18,396,080	$90,787,502		$135,381,620		$4,639,878	$4,312,305
10,622,770	2,761,565	(132,303,398)		(370,409,799)		5,632,371	(721,112)
3,122,983	(15,610,609)	(183,094,157)		(121,257,010)		2,707,661	(1,843,166)
29,951,839	5,547,036	(224,610,053)		(356,285,189)		12,979,910	1,748,027

(808,807)	(847,044)	—		(816,980)		(212,519)	(77,478)
—	—	—		(121,084)		—	—
(5,947,438)	(7,750,932)	—		(15,455,442)		(975,492)	(322,475)
	(9,705,470)	—		—			(5,950,896)
(25,838)	(4,780)	—		(92,086)		(22,895)	(267)
(9,498,885)	—	—		—		(5,034,660)	—

(490,118)	(382,159)	—		(2,021,339)		—	—
—	—	—		(299,581)		—	—
(3,426,260)	(2,838,640)	—		(38,239,235)		—	—
(5,274,687)	(3,862,563)	—		—		—	—
(14,072)	(1,478)	—		(227,835)		—	—
—	—	—		—		—	—

—	—	(5,527,377)		(3,899,217)		—	—
—	—	(659,120)		(577,900)		—	—
—	—	(93,999,207)		(73,764,527)		—	—
—	—	(296,968)		(439,501)		—	—
(25,486,105)	(25,393,066)	(100,482,672)		(135,954,727)		(6,245,566)	(6,351,116)

117,910,821	128,608,741	787,207,165		1,273,268,383		109,326,915	63,747,924
23,690,592	23,497,220	95,950,913		130,957,369		5,327,191	5,388,132
(156,510,008)	(248,333,803)	(1,090,151,515	)(a)	(2,487,698,109	)(a)	(73,294,927)	(151,142,569)
(14,908,595)	(96,227,842)	(206,993,437)		(1,083,472,357)		41,359,179	(82,006,513)
(10,442,861)	(116,073,872)	(532,086,162)		(1,575,712,273)		48,093,523	(86,609,602)

477,991,654	594,065,526	1,920,059,707		3,495,771,980		226,864,917	313,474,519
$467,548,793	$477,991,654	$1,387,973,545		$1,920,059,707		$274,958,440	$226,864,917
$804,382	$363,547	$(94,301,530)		$(136,295,605)		$21,937	$27,987

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized loss	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEAR ENDED MARCH 31,
2015 - A	$9.45	$0.37	$(0.86)	$(0.49)	$(0.34)	$(0.03)	$(0.37)
2015 - C	9.46	0.32	(0.87)	(0.55)	(0.27)	(0.03)	(0.30)
2015 - Institutional	9.46	0.42	(0.86)	(0.44)	(0.37)	(0.03)	(0.40)
2015 - IR	9.44	0.41	(0.86)	(0.45)	(0.36)	(0.03)	(0.39)
2015 - R	9.46	0.36	(0.85)	(0.49)	(0.32)	(0.03)	(0.35)

FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.23)	(0.11)	(0.34)
2014 - C (Commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	(0.11)	(0.28)
2014 - Institutional (Commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	(0.11)	(0.36)
2014 - IR (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	(0.11)	(0.35)
2014 - R (Commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.59	(5.43)%	$665	1.24%		3.45%		4.13%		179%
8.61	(5.91)	62	1.99		3.66		3.37		179
8.62	(4.87)	15,571	0.90		2.57		4.47		179
8.60	(4.98)	23	1.00		2.77		4.37		179
8.62	(5.44)	23	1.49		3.27		3.87		179

9.45	(2.03)	99	1.27	(d)	3.67	(d)	3.97	(d)	140
9.46	(2.52)	59	2.01	(d)	5.31	(d)	3.27	(d)	140
9.46	(1.67)	24,119	0.93	(d)	4.21	(d)	4.17	(d)	140
9.44	(1.98)	24	1.03	(d)	4.19	(d)	4.00	(d)	140
9.46	(2.14)	24	1.52	(d)	5.22	(d)	3.50	(d)	140

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$12.40	$0.52	$(0.07)	$0.45	$(0.52)	$—	$—	$(0.52)
2015 - C	12.39	0.43	(0.07)	0.36	(0.42)	—	—	(0.42)
2015 - Institutional	12.41	0.57	(0.07)	0.50	(0.56)	—	—	(0.56)
2015 - IR	12.41	0.56	(0.07)	0.49	(0.55)	—	—	(0.55)
2014 - A	13.28	0.55	(0.70)	(0.15)	(0.50)	(0.20)	(0.03)	(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - IR	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	—	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	—	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	—	(1.09)
2013 - IR	12.96	0.64	0.77	1.41	(0.69)	(0.39)	—	(1.08)
2012 - A	12.28	0.61	0.81	1.42	(0.61)	(0.14)	—	(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	—	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	—	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	—	(0.78)
2011 - A	11.99	0.59	0.42	1.01	(0.71)	(0.01)	—	(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	—	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	—	(0.52)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.
(e)	Annualized.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.33	3.60%	$94,832	1.24%		1.25%		4.17%		113%
12.33	2.92	30,935	1.99		2.00		3.42		113
12.35	4.04	1,566,532	0.90		0.91		4.52		113
12.35	3.94	14,423	0.99		1.00		4.41		113
12.40	(0.88)	100,723	1.25		1.26		4.38		121
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121
13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97
12.95	11.87	169,491	1.22		1.27		4.84		86
12.94	11.05	31,893	1.97		2.02		4.11		86
12.96	12.24	720,098	0.88		0.93		5.18		86
12.96	12.14	6,515	0.97		1.02		5.05		86
12.28	8.46	156,901	1.22		1.29		4.75		116	(d)
12.27	7.65	31,205	1.97		2.04		4.00		116	(d)
12.29	8.82	436,068	0.88		0.95		5.12		116	(d)
12.29	2.96	1,392	0.97	(e)	1.05	(e)	4.96	(e)	116	(d)

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$7.23	$0.37	$(0.28)	$0.09	$(0.38)	$(0.14)	$—	(d)	$(0.52)
2015 - C	7.24	0.32	(0.29)	0.03	(0.32)	(0.14)	—	(d)	(0.46)
2015 - Institutional	7.25	0.40	(0.29)	0.11	(0.40)	(0.14)	—	(d)	(0.54)
2015 - Service	7.23	0.36	(0.30)	0.06	(0.36)	(0.14)	—	(d)	(0.50)
2015 - IR	7.25	0.39	(0.30)	0.09	(0.39)	(0.14)	—	(d)	(0.53)
2015 - R	7.23	0.35	(0.28)	0.07	(0.36)	(0.14)	—	(d)	(0.50)
2014 - A	7.40	0.43	0.09	0.52	(0.43)	(0.26)	—		(0.69)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	—		(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	—		(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	—		(0.68)
2014 - IR	7.41	0.45	0.10	0.55	(0.45)	(0.26)	—		(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	—		(0.67)
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	—		(0.59)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	—		(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	—		(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	—		(0.58)
2013 - IR	7.13	0.47	0.42	0.89	(0.48)	(0.13)	—		(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	—		(0.57)
2012 - A	7.38	0.49	(0.18)	0.31	(0.50)	(0.07)	—		(0.57)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	—		(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	—		(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	—		(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	—		(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	—		(0.55)
2011 - A	7.07	0.55	0.30	0.85	(0.54)	—	—		(0.54)
2011 - C	7.08	0.49	0.31	0.80	(0.49)	—	—		(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)	—	—		(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)	—	—		(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)	—	—		(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)	—	—		(0.53)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$6.80	1.21%	$483,328	1.06%	1.06%	5.30%	55%
6.81	0.46	71,577	1.81	1.81	4.54	55
6.82	1.56	4,975,618	0.72	0.72	5.62	55
6.79	0.90	17,506	1.22	1.22	5.12	55
6.81	1.32	13,971	0.81	0.81	5.54	55
6.80	0.95	17,417	1.31	1.31	5.03	55
7.23	7.41	549,354	1.05	1.05	5.95	48
7.24	6.61	88,607	1.81	1.81	5.21	48
7.25	7.77	4,436,484	0.72	0.72	6.30	48
7.23	7.24	17,066	1.22	1.22	5.79	48
7.25	7.68	15,142	0.81	0.81	6.22	48
7.23	7.14	18,075	1.31	1.31	5.70	48
7.40	12.67	576,060	1.05	1.05	6.27	68
7.41	11.83	106,063	1.80	1.80	5.52	68
7.42	13.03	5,167,948	0.71	0.71	6.61	68
7.40	12.65	17,512	1.21	1.21	6.11	68
7.41	13.09	19,711	0.80	0.80	6.55	68
7.40	12.39	18,565	1.30	1.30	6.01	68
7.12	4.53	630,049	1.06	1.06	6.97	71
7.13	3.76	108,682	1.81	1.81	6.21	71
7.14	4.89	4,988,221	0.72	0.72	7.25	71
7.11	4.22	21,420	1.22	1.22	6.81	71
7.13	4.79	37,059	0.81	0.81	7.13	71
7.12	4.28	17,087	1.31	1.31	6.69	71
7.38	12.56	862,655	1.05	1.06	7.63	46
7.39	11.72	114,921	1.80	1.81	6.85	46
7.40	12.93	4,492,556	0.71	0.72	7.94	46
7.38	12.54	23,208	1.21	1.22	7.44	46
7.39	12.99	3,081	0.80	0.81	7.79	46
7.38	12.29	13,279	1.30	1.31	7.36	46

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations		From net investment income	From net realized gains		From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$10.07	$0.34		$(0.14)	$0.20		$(0.35)	$—	(d)	$—	$(0.35)
2015 - C	10.08	0.27		(0.15)	0.12		(0.28)	—	(d)	—	(0.28)
2015 - Institutional	10.09	0.38		(0.16)	0.22		(0.38)	—	(d)	—	(0.38)
2015 - IR	10.09	0.37		(0.14)	0.23		(0.38)	—	(d)	—	(0.38)
2015 - R	10.08	0.32		(0.15)	0.17		(0.33)	—	(d)	—	(0.33)
2014 - A	10.11	0.33		(0.02)	0.31		(0.33)	(0.02)		—	(0.35)
2014 - C	10.12	0.26		(0.03)	0.23		(0.25)	(0.02)		—	(0.27)
2014 - Institutional	10.13	0.37		(0.03)	0.34		(0.36)	(0.02)		—	(0.38)
2014 - IR	10.13	0.36		(0.03)	0.33		(0.35)	(0.02)		—	(0.37)
2014 - R	10.12	0.31		(0.03)	0.28		(0.30)	(0.02)		—	(0.32)
2013 - A	9.91	0.37		0.20	0.57		(0.36)	—		(0.01)	(0.37)
2013 - C	9.90	0.29		0.23	0.52		(0.29)	—		(0.01)	(0.30)
2013 - Institutional	9.91	0.40		0.23	0.63		(0.40)	—		(0.01)	(0.41)
2013 - IR	9.91	0.40		0.22	0.62		(0.39)	—		(0.01)	(0.40)
2013 - R	9.91	0.35		0.21	0.56		(0.34)	—		(0.01)	(0.35)
2012 - A	10.00	0.33		(0.11)	0.22		(0.31)	—		—	(0.31)
2012 - C	9.99	0.26		(0.12)	0.14		(0.23)	—		—	(0.23)
2012 - Institutional	9.99	0.35		(0.09)	0.26		(0.34)	—		—	(0.34)
2012 - IR	10.00	0.34		(0.10)	0.24		(0.33)	—		—	(0.33)
2012 - R	10.00	0.28		(0.09)	0.19		(0.28)	—		—	(0.28)

FOR THE PERIOD ENDED MARCH 31,
2011- A (Commenced March 31, 2011)	10.00	—	(d)	— (d)	—	(d)	—	—		—	—
2011- C (Commenced March 31, 2011)	10.00	—	(d)	(0.01)	(0.01)		—	—		—	—
2011- Institutional (Commenced March 31, 2011)	10.00	—	(d)	(0.01)	(0.01)		—	—		—	—
2011- IR (Commenced March 31, 2011)	10.00	—	(d)	— (d)	—	(d)	—	—		—	—
2011- R (Commenced March 31, 2011)	10.00	—	(d)	— (d)	—	(d)	—	—		—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.92	2.01%	$6,193	0.94%		0.95%		3.38%		55%
9.92	1.15	1,936	1.69		1.70		2.71		55
9.93	2.26	4,087,016	0.60		0.61		3.81		55
9.94	2.27	811	0.70		0.71		3.72		55
9.92	1.67	11	1.16		1.17		3.23		55
10.07	3.09	24,741	0.96		0.97		3.28		44
10.08	2.33	2,465	1.72		1.73		2.58		44
10.09	3.45	4,171,873	0.63		0.63		3.65		44
10.09	3.36	1,631	0.72		0.73		3.59		44
10.08	2.83	11	1.21		1.22		3.08		44
10.11	5.89	8,367	1.04		1.04		3.69		72
10.12	5.31	1,648	1.79		1.79		2.93		72
10.13	6.47	1,710,411	0.70		0.70		3.99		72
10.13	6.36	4,116	0.80		0.80		4.00		72
10.12	5.73	11	1.28		1.29		3.47		72
9.91	2.24	1,910	1.08		1.13		3.41		73
9.90	1.40	517	1.83		1.88		2.69		73
9.91	2.58	644,969	0.74		0.79		3.63		73
9.91	2.48	116	0.83		0.88		3.51		73
9.91	1.99	10	1.33		1.38		2.86		73

10.00	—	10	1.08	(e)	1.47	(e)	(1.08	)(e)	—
9.99	—	10	1.83	(e)	2.22	(e)	(1.83	)(e)	—
9.99	—	118,817	0.74	(e)	1.13	(e)	(0.74	)(e)	—
10.00	—	10	0.83	(e)	1.22	(e)	(0.83	)(e)	—
10.00	—	10	1.33	(e)	1.72	(e)	(1.33	)(e)	—

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$9.39	$0.29	$0.26	$0.55	$(0.29)	$(0.18)	$(0.47)
2015 - Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Separate Account Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - IR	9.39	0.31	0.27	0.58	(0.31)	(0.18)	(0.49)
2014 - A	9.71	0.30	(0.18)	0.12	(0.30)	(0.14)	(0.44)
2014 - Institutional	9.71	0.34	(0.18)	0.16	(0.34)	(0.14)	(0.48)
2014 - Separate Account Institutional	9.71	0.33	(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - IR	9.71	0.32	(0.17)	0.15	(0.33)	(0.14)	(0.47)
2013 - A	9.53	0.31	0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - IR	9.53	0.34	0.51	0.85	(0.34)	(0.33)	(0.67)
2012 - A	9.50	0.37	0.50	0.87	(0.37)	(0.47)	(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)
2011 - A	9.14	0.38	0.37	0.75	(0.38)	(0.01)	(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.47	5.94%	$29,522	0.72%		0.86%		3.07%		84%
9.48	6.41	177,283	0.38		0.52		3.41		84
9.48	6.41	259,668	0.38		0.52		3.40		84
9.48	6.32	1,075	0.47		0.61		3.31		84
9.39	1.41	24,839	0.72		0.85		3.22		86
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86
9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162
9.53	9.34	155,684	0.71		0.85		3.78		120
9.53	9.71	163,886	0.37		0.51		4.12		120
9.53	9.71	237,266	0.37		0.51		4.13		120
9.53	4.26	1,300	0.46	(d)	0.60	(d)	3.91	(d)	120
9.50	8.37	147,820	0.74		0.87		3.98		100	(e)
9.51	8.73	143,057	0.40		0.53		4.33		100	(e)
9.51	8.77	262,907	0.37		0.50		4.36		100	(e)

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$8.43	$0.37	$(1.41)	$(1.04)	$—	$—	$(0.43)	$(0.43)
2015 - C	8.44	0.33	(1.42)	(1.09)	—	—	(0.37)	(0.37)
2015 - Institutional	8.43	0.41	(1.41)	(1.00)	—	—	(0.46)	(0.46)
2015 - IR	8.43	0.41	(1.43)	(1.02)	—	—	(0.45)	(0.45)
2014 - A	9.71	0.40	(1.27)	(0.87)	(0.03)	(0.13)	(0.25)	(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	—	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - IR	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - IR	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)
2012 - A	9.59	0.42	(0.16)	0.26	(0.44)	(0.03)	—	(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)
2011 - A	9.31	0.41	0.60	1.01	(0.64)	(0.09)	—	(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.96	(12.92)%	$140,301	1.25%		1.36%		4.76%		145%
6.98	(13.43)	9,734	2.01		2.14		4.04		145
6.97	(12.50)	1,234,553	0.92		1.05		5.11		145
6.96	(12.70)	3,386	1.01		1.14		5.06		145
8.43	(9.01)	96,925	1.25		1.36		4.55		146
8.44	(9.68)	17,641	2.01		2.12		3.80		146
8.43	(8.70)	1,797,975	0.92		1.02		4.88		146
8.43	(8.78)	7,518	1.01		1.11		4.73		146
9.71	9.07	190,480	1.26		1.38		4.78		115
9.72	8.14	32,071	2.00		2.13		3.98		115
9.71	9.46	3,252,343	0.91		1.04		5.05		115
9.71	9.34	20,878	1.00		1.12		4.91		115
9.38	2.71	166,407	1.27		1.38		4.31		183
9.40	1.96	20,704	2.02		2.13		3.98		183
9.38	3.06	1,586,055	0.93		1.04		5.18		183
9.38	2.97	7,393	1.02		1.13		4.91		183
9.59	11.30	1,055,640	1.35		1.43		4.30		154
9.61	10.45	16,724	2.10		2.18		3.37		154
9.59	11.68	1,048,186	1.01		1.09		4.63		154
9.59	8.13	8,247	1.10	(d)	1.16	(d)	4.40	(d)	154

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.45	0.17	0.35	0.52	(0.23)	—	(0.23)
2015 - Institutional	10.47	0.19	0.38	0.57	(0.27)	—	(0.27)
2015 - Separate Account Institutional	10.45	0.20	0.37	0.57	(0.27)	—	(0.27)
2015 - IR	10.48	0.18	0.37	0.55	(0.26)	—	(0.26)
2014 - A	10.60	0.13	(0.06)	0.07	(0.22)	—	(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—	(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—	(0.25)
2014 - IR	10.63	0.20	(0.11)	0.09	(0.24)	—	(0.24)
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - IR	10.60	0.17	0.31	0.48	(0.26)	(0.19)	(0.45)
2012 - A	10.20	0.17	0.42	0.59	(0.21)	—	(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	(0.18)
2011 - A	9.99	0.22	0.22	0.44	(0.23)	—	(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.
(e)	Annualized.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

10.74	5.01	31,690	0.71		0.95		1.60		1,367
10.77	5.46	45,891	0.37		0.62		1.82		1,367
10.75	5.46	195,609	0.37		0.63		1.86		1,367
10.77	5.26	1,768	0.46		0.71		1.68		1,367
10.45	0.64	3,850	0.72		0.96		1.22		1,399
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399
10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617
10.58	5.82	5,437	0.71		0.91		1.62		1,342
10.60	6.28	9,984	0.37		0.57		1.89		1,342
10.58	6.18	375,451	0.37		0.57		1.97		1,342
10.60	3.20	1	0.46	(e)	0.66	(e)	2.06	(e)	1,342
10.20	4.46	5,511	0.74		0.92		2.14		905	(d)
10.21	4.81	54,096	0.40		0.58		2.41		905	(d)
10.20	4.84	348,447	0.37		0.55		2.42		905	(d)

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Emerging Markets Debt	A, C, Institutional, IR and R	Non-diversified
Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
High Yield	A, C, Institutional, Service, IR and R	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR and Separate Account Institutional	Diversified

Class A Shares of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of the High Yield Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of Dynamic Emerging Markets Debt were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Dynamic Emerging Markets Debt, Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.
A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

A rate lock forward is a type of forward contract between a Fund and a rate lock provider pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether the referenced obligation is above or below a specified yield level on the termination date of the contract.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2015:

DYNAMIC EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$8,945,710	$—
Corporate Obligations	—	4,940,109	—
Structured Notes	—	612,037	—
Municipal Debt Obligations	—	301,597	—
U.S. Treasury Obligations	500,442	—	—
Short-term Investments	—	1,600,000	—
Total	$500,442	$16,399,453	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$297,235	$—
Futures Contracts	2,742	—	—
Interest Rate Swap Contracts	—	66,823	—
Credit Default Swap Contracts	—	5,241	—
Total	$2,742	$369,299	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(362,943)	$—
Futures Contracts	(7,330)	—	—
Interest Rate Swap Contracts	—	(140,171)	—
Credit Default Swap Contracts	—	(11,631)	—
Total	$(7,330)	$(514,745)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$971,662,659	$—
Corporate Obligations	—	458,018,141	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	126,420,051	70,965,330	—
Structured Note	—	7,429,468	—
Municipal Debt Obligations	—	35,331,172	—
Short-term Investments	—	17,500,000	—
Total	$126,420,051	$1,560,906,770	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$10,107,341	$—
Futures Contracts	2,413,802	—	—
Interest Rate Swap Contracts	—	2,444,158	—
Credit Default Swap Contracts	—	471,476	—
Total	$2,413,802	$13,022,975	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(5,026,416)	$—
Futures Contracts	(612,743)	—	—
Interest Rate Swap Contracts	—	(9,814,207)	—
Credit Default Swap Contracts	—	(1,699,860)	—
Total	$(612,743)	$(16,540,483)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$5,253,925,311	$—
Senior Term Loans	—	236,077,846	47,589,770
Common Stock and/or Other Equity Investments(b)
Europe	—	—	1
North America	23,712,324	3,405,820	39
Warrants	—	2,981,326	—
Investment Company	9,991,607	—	—
Total	$33,703,931	$5,496,390,303	$47,589,810

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,457,242	$—
Futures Contracts	3,451,100	—	—
Total	$3,451,100	$1,457,242	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(5,315)	$—
Futures Contracts	(6,191,474)	—	—
Interest Rate Swap Contracts	—	(1,098,882)	—
Total	$(6,191,474)	$(1,104,197)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$3,224,772,229	$79,279,669
Corporate Obligations	—	462,342,711	—
Asset-Backed Securities	—	8,137,767	—
Investment Companies	390,535,477	—	—
Total	$390,535,477	$3,695,252,707	$79,279,669

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$908,576	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(1,323,514)	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2015:

			Senior Term Loans
Beginning Balance as of April 1, 2014			$32,856,154
Realized gain (loss)			(23,452)
Net change in unrealized gain (loss) relating to instruments still held at reporting date			(1,394,863)
Purchases			60,579,872
Sales			(19,661,027)
Amortization			76,145
Transfers into Level 3			6,846,840
Ending Balance as of March 31, 2015			$79,279,669

Securities transferred in and out of Level 3 were primarily due to pricing of floating rate bank loans based on single broker quotes.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$393,205,116	$—
Mortgage-Backed Obligations	—	9,715,432	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	9,744,799	1,228,476	—
Foreign Debt Obligations	—	20,459,423	—
Municipal Debt Obligations	—	16,772,411	—
Preferred Stock and/or Other Equity Investments(b)
North America	—	1,809,588	—
Investment Company	1,996,322	—	—
Total	$11,741,121	$443,190,446	$—

Derivative Type
Assets
Options Purchased	$—	$1,022,611	$—
Futures Contracts(a)	652,497	—	—
Interest Rate Swap Contracts(a)	—	1,961,998	—
Total	$652,497	$2,984,609	$—
Liabilities(a)
Futures Contracts	$(237,982)	$—	$—
Interest Rate Swap Contracts	—	(1,069,287)	—
Total	$(237,982)	$(1,069,287)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$984,501,564	$—
Structured Notes	—	151,878,502	—
Corporate Obligations	—	75,251,647	—
Municipal Debt Obligations	—	17,143,393	—
U.S. Treasury Obligations	76,685,374	—	—
Investment Company	19	—	—
Total	$76,685,393	$1,228,775,106	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$19,816,421	$—
Futures Contracts	137,866	—	—
Interest Rate Swap Contracts	—	19,753,020	—
Total	$137,866	$39,569,441	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(16,036,376)	$—
Futures Contracts	(538,155)	—	—
Interest Rate Swap Contracts	—	(26,317,483)	—
Credit Default Swap Contracts	—	(663,638)	—
Cross Currency Swap Contracts	—	(6,280,837)	—
Total	$(538,155)	$(49,298,334)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$251,225,439	$—
Asset-Backed Securities	—	3,235,988	—
U.S. Treasury Obligations	11,934,429	—	—
Investment Company	82,588,296	—	—
Total	$94,522,725	$254,461,427	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,176,250)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$16,349	$—	$—
Interest Rate Swap Contracts	—	252,624	—
Credit Default Swap Contracts	—	98,357	—
Total Return Swap Contracts	—	5,753	—
Total	$16,349	$356,734	$—
Liabilities(a)
Futures Contracts	$(137,467)	$—	$—
Interest Rate Swap Contracts	—	(131,937)	—
Total	$(137,467)	$(131,937)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Emerging Markets Debt
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$69,565	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(147,501)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	5,241		Payable for unrealized loss on swap contracts	(11,631)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	297,235		Payable for unrealized loss on forward foreign currency exchange contracts	(362,943)
Total		$372,041			$(522,075)

Emerging Markets Debt
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$4,857,960	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(10,426,950)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	471,476		Payable for unrealized loss on swap contracts	(1,699,860)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	10,107,341		Payable for unrealized loss on forward foreign currency exchange contracts	(5,026,416)
Total		$15,436,777			$(17,153,226)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$3,451,100	(a)	Variation margin on certain derivative contracts	$(7,290,356)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,457,242		Payable for unrealized loss on forward foreign currency exchange contracts	(5,315)
Total		$4,908,342			$(7,295,671)

High Yield Floating Rate
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	—	$—		Variation margin on certain derivative contracts	$(1,323,514)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	908,576		—	—
Total		$908,576			$(1,323,514)	(a)

Investment Grade Credit
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$3,637,106	(a)	Variation margin on certain derivative contracts	$(1,307,269)	(a)

Local Emerging Markets Debt
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$19,890,886	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(26,855,638)
Credit	—	—		Payable for unrealized loss on swap contracts	(663,638)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	19,816,421		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts	(22,317,213)
Total		$39,707,307			$(49,836,489)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$274,726	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(269,404)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	98,357		—	—
Total		$373,083			$(269,404)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $133,413, $10,116,165, $0, $0, $0, $31,262,881 and $0 for Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(550,110)	$(71,475)	133
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(14,308)	(4,484)	38
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	13,089	(89,129)	291
Total		$(551,329)	$(165,088)	462

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forward contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts, non-deliverable bond forward contracts and swap contracts	$(13,078,883)	$(7,346,980)	4,006
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(528,470)	(1,037,739)	40
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	42,929,370	6,305,570	214
Total		$29,322,017	$(2,079,149)	4,260

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(17,514,111)	$(5,968,909)	9,368
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	802,726	1,288,464	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	20,018,601	1,284,185	5
Total		$3,307,216	$(3,396,260)	9,374

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(11,603,382)	$(1,602,852)	3
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,009,673)	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	7,226,113	873,976	5
Total		$(5,386,942)	$(728,876)	9

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$861,878	$180,498	993
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	133,172	(145,226)	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	100,718	(756)	1
Total		$1,095,768	$34,516	996

Local Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forward contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(33,561,613)	$4,403,206	5,698
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,153,048)	(518,596)	40
Currency	Net realized gain (loss) from swap contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	3,880,416	(13,139,062)	315
Total		$(30,834,245)	$(9,254,452)	6,053

U.S. Mortgages
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	$191,750	$(11,405)	624
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	35,552	98,357	1
Total		$227,302	$86,952	625

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2015:

Dynamic Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$4,744	$4,127	$$8,871	$(36,678)	$(1,094)	$(37,772)	$(28,901)	$—	$(28,901)
Barclays Bank PLC	7,113	16,553	23,666	(2,134)	(40,670)	(42,804)	(19,138)	—	(19,138)
BNP Paribas SA	—	90	90	—	(445)	(445)	(355)	—	(355)
Citibank NA	5,457	—	5,457	(19,932)	(8,669)	(28,601)	(23,144)	—	(23,144)
Citibank NA (London)	—	19,896	19,896	—	—	—	19,896	—	19,896
Credit Suisse International (London)	144	5,987	6,131	(6,650)	(1,662)	(8,312)	(2,181)	2,181	—
Deutsche Bank AG	27,252	—	27,252	(33,480)	—	(33,480)	(6,228)	—	(6,228)
Deutsche Bank AG (London)	—	37,729	37,729	—	(45,194)	(45,194)	(7,465)	—	(7,465)
HSBC Bank PLC	—	40,708	40,708	—	(47,322)	(47,322)	(6,614)	—	(6,614)
JPMorgan Chase Bank (London)	—	28,927	28,927	—	(16,759)	(16,759)	12,168	—	12,168
JPMorgan Securities, Inc.	6,540	—	6,540	(34,169)	—	(34,169)	(27,629)	—	(27,629)
Merrill Lynch International Bank Ltd.	—	213	213	—	(18,471)	(18,471)	(18,258)	—	(18,258)
Morgan Stanley & Co. International PLC	15,510	21,093	36,603	(370)	(27,411)	(27,781)	8,822	—	8,822
Royal Bank of Canada	—	48,121	48,121	—	(35,679)	(35,679)	12,442	—	12,442
Royal Bank of Scotland PLC	—	2,779	2,779	—	(16,331)	(16,331)	(13,552)	—	(13,552)
Standard Chartered Bank	—	29,173	29,173	—	(74,570)	(74,570)	(45,397)	—	(45,397)
State Street Bank and Trust	—	2,124	2,124	—	(9,004)	(9,004)	(6,880)	—	(6,880)
UBS AG (London)	—	38,292	38,292	—	(17,677)	(17,677)	20,615	—	20,615
Westpac Banking Corp.	—	1,423	1,423	—	(1,985)	(1,985)	(562)	—	(562)
Total	$66,760	$297,235	$363,995	$(133,413)	$(362,943)	$(496,356)	$(132,361)	$2,181	$(130,180)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$355,135	$1,090,756	$1,445,891	$(508,791)	$(53,878)	$(562,669)	$883,222	$—	$883,222
Barclays Bank PLC	197,004	2,388,912	2,585,916	(227,875)	(390,576)	(618,451)	1,967,465	—	1,967,465
Citibank NA	544,979	—	544,979	(2,880,212)	—	(2,880,212)	(2,335,233)	2,335,233	—
Citibank NA (London)	—	227,715	227,715	—	(354,304)	(354,304)	(126,589)	—	(126,589)
Credit Suisse International (London)	—	209,854	209,854	(123,670)	(55,435)	(179,105)	30,749	—	30,749
Deutsche Bank AG	767,590	—	767,590	(1,872,335)	—	(1,872,335)	(1,104,745)	1,104,745	—
Deutsche Bank AG (London)	—	402,530	402,530	—	(292,977)	(292,977)	109,553	—	109,553
HSBC Bank PLC	—	2,487,281	2,487,281	—	(413,322)	(413,322)	2,073,959	—	2,073,959
JPMorgan Chase Bank (London)	—	311,483	311,483	—	(708,650)	(708,650)	(397,167)	—	(397,167)
JPMorgan Securities, Inc.	841,485	—	841,485	(1,133,819)	—	(1,133,819)	(292,334)	292,334	—
Merrill Lynch International Bank Ltd.	—	180,396	180,396	—	—	—	180,396	—	180,396
Morgan Stanley & Co. International PLC	209,441	777,501	986,942	(3,369,463)	(1,186,961)	(4,556,424)	(3,569,482)	3,180,000	(389,482)
Royal Bank of Canada	—	361,949	361,949	—	(172,496)	(172,496)	189,453	—	189,453
Royal Bank of Scotland PLC	—	115,337	115,337	—	(419,425)	(419,425)	(304,088)	—	(304,088)
Standard Chartered Bank	—	414,644	414,644	—	(300,648)	(300,648)	113,996	—	113,996
State Street Bank and Trust	—	278,869	278,869	—	(168,478)	(168,478)	110,391	—	110,391
UBS AG (London)	—	849,751	849,751	—	(379,125)	(379,125)	470,626	—	470,626
Westpac Banking Corp.	—	10,363	10,363	—	(130,141)	(130,141)	(119,778)	—	(119,778)
Total	$2,915,634	$10,107,341	$13,022,975	$(10,116,165)	$(5,026,416)	$(15,142,581)	$(2,119,606)	$6,912,312	$4,792,706

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$1,262,663	$569,732	$1,832,395	$(2,874,415)	$(90,715)	$(2,965,130)	$(1,132,735)	$1,132,735	$—
Barclays Bank PLC	1,435,539	714,587	2,150,126	(3,804,140)	(3,147,927)	(6,952,067)	(4,801,941)	2,160,199	(2,641,742)
BNP Paribas SA	—	81,312	81,312	—	(34,541)	(34,541)	46,771	—	46,771
Citibank NA	4,009,754	—	4,009,754	(3,151,035)	—	(3,151,035)	858,719	—	858,719
Citibank NA (London)	—	1,491,786	1,491,786	—	(728,060)	(728,060)	763,726	—	763,726
Credit Suisse International (London)	7,790	838,712	846,502	(1,200,894)	(90,634)	(1,291,528)	(445,026)	445,026	—
Deutsche Bank AG	4,170,884	—	4,170,884	(11,417,425)	—	(11,417,425)	(7,246,541)	7,246,541	—
Deutsche Bank AG (London)	—	2,135,911	2,135,911	—	(851,261)	(851,261)	1,284,650	—	1,284,650
HSBC Bank PLC	—	5,447,072	5,447,072	—	(1,953,781)	(1,953,781)	3,493,291	—	3,493,291
JPMorgan Chase Bank (London)	—	1,341,236	1,341,236	—	(2,113,040)	(2,113,040)	(771,804)	—	(771,804)
JPMorgan Securities, Inc.	6,782,581	—	6,782,581	(1,443,895)	—	(1,443,895)	5,338,686	(4,960,000)	378,686
Merrill Lynch International Bank Ltd.	—	19,382	19,382	—	—	—	19,382	—	19,382
Morgan Stanley & Co. International PLC	1,535,152	2,000,561	3,535,713	(7,371,077)	(2,462,072)	(9,833,149)	(6,297,436)	5,819,020	(478,416)
Royal Bank of Canada	—	1,487,738	1,487,738	—	(293,159)	(293,159)	1,194,579	—	1,194,579
Royal Bank of Scotland PLC	—	228,449	228,449	—	(1,410,734)	(1,410,734)	(1,182,285)	—	(1,182,285)
Standard Chartered Bank	—	243,056	243,056	—	(1,473,124)	(1,473,124)	(1,230,068)	—	(1,230,068)
State Street Bank and Trust	—	550,067	550,067	—	(710,313)	(710,313)	(160,246)	—	(160,246)
UBS AG (London)	—	2,648,496	2,648,496	—	(567,671)	(567,671)	2,080,825	—	2,080,825
Westpac Banking Corp.	—	18,324	18,324	—	(109,344)	(109,344)	(91,020)	—	(91,020)
Total	$19,204,363	$19,816,421	$39,020,784	$(31,262,881)	$(16,036,376)	$(47,299,257)	$(8,278,473)	$11,843,521	$3,565,048
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.

(2) Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Dynamic Emerging Markets Debt	0.90%	0.90%	0.81%	0.77%	0.75%	0.90%	0.80	%#
Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.80
High Yield	0.70	0.70	0.63	0.60	0.59	0.66	0.65
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.54	0.55
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.34	*
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.34	*

#	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above through at least July 29, 2015 for the Dynamic Emerging Markets Debt and Local Emerging Markets Debt Funds. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Where the application of the above contractual management fee breakpoint schedule of a Fund would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.
*	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.34% as an annual percentage rate of the average daily net assets of the Investment Grade Credit and U.S. Mortgages Funds through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds invest in the FST Shares of the Goldman Sachs Financial Square Government Fund. The High Yield Floating Rate Fund also invests in the Institutional Shares of the Goldman Sachs High Yield Fund. These Underlying Funds are considered to be affiliated with the Funds. GSAM has contractually agreed to waive irrevocably a portion of any underlying fund’s management fee in an amount equal to the management fee paid to GSAM due to the Funds’ investment in an affiliated fund for which it also serves as investment advisor. For the fiscal year ended March 31, 2015, GSAM waived $84,309, $359,151, $4,078, $20,751 and $26,578 of such fund’s management fee for the High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Debt	$11,810	$1
High Yield	23,802	6
High Yield Floating Rate	2,671	—
Investment Grade Credit	2,036	N/A
Local Emerging Markets Debt	1,845	—
U.S. Mortgages	520	N/A

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, are 0.054%, 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.004%, respectively. Prior to July 29, 2014, the Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic Emerging Markets Debt was 0.074%. These Other Expense limitations will remain in place through at least July 29, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
Dynamic Emerging Markets Debt	$27,421	$431,004	$458,425
Emerging Markets Debt	—	153,501	153,501
High Yield	—	217,774	217,774
High Yield Floating Rate	—	359,151	359,151
Investment Grade Credit	287,185	357,302	644,487
Local Emerging Markets Debt	1,784,713	539,625	2,324,338
U.S. Mortgages	151,116	480,702	631,818

G. Line of Credit Facility — As of March 31, 2015, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2015, the Funds did not have any borrowings under the facility. The facility was increased to $1,205,000,000 effective May 5, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2015, Goldman Sachs earned $2,343, $122,560, $211,428, $27,646, $150,447 and $20,385 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

As of March 31, 2015, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 10% and 6% of total outstanding shares of the Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively. The Goldman Sachs Tactical Tilt Implementation Fund was the beneficial owner of 14% and 12% of total outstanding shares of the High Yield and High Yield Floating Rate Funds, respectively.

As of March 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR and Class R Shares of the following Funds:

Fund	Class C	Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	15%	59%	100%	100%
High Yield Floating Rate	—	—	—	100

The table below shows the transactions in and earnings from investments in this affiliated Fund for the fiscal year ended March 31, 2015:

Fund	Underlying Fund	Market Value 3/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 3/31/15	Dividend Income
High Yield	Goldman Sachs Financial Square Government Fund	$—	$968,213,726	$(958,222,119)	$—	$—	$9,991,607	$4,192
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund	—	793,194,887	(449,893,717)	—	—	343,301,170	3,786
High Yield Floating Rate	Goldman Sachs High Yield Fund	52,062,990	116,212,673	(116,746,079)	(4,113,771)	(181,506)	47,234,307	2,376,317
Investment Grade Credit	Goldman Sachs Financial Square Government Fund	—	96,539,139	(94,542,817)	—	—	1,996,322	230
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund	—	467,806,424	(467,806,405)	—	—	19	1,113
U.S. Mortgages	Goldman Sachs Financial Square Government Fund	—	154,168,156	(71,579,860)	—	—	82,588,296	1,375

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2015, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Emerging Markets Debt	$4,786,365	$36,602,074	$4,562,778	$39,598,882
Emerging Markets Debt	210,623,916	1,808,234,487	85,803,522	1,621,493,178
High Yield	215,801,716	3,325,068,926	306,650,477	2,370,667,276
High Yield Floating Rate	—	2,315,021,462	—	2,237,158,994
Investment Grade Credit	91,583,570	294,016,409	116,417,018	284,801,651
Local Emerging Markets Debt	292,332,370	2,047,531,963	274,244,872	1,899,045,825
U.S. Mortgages	3,498,245,052	6,656,710	3,470,387,845	6,299,795

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$1,098,227	$73,618,665	$298,597,929	$164,993,110	$19,293,272	$—	$6,245,566
Net long-term capital gains	—	—	84,719,319	523,694	6,192,833	—	—
Total taxable distributions	$1,098,227	$73,618,665	$383,317,248	$165,516,804	$25,486,105	$—	$6,245,566
Tax return of capital	$79,478	$—	$3,323,487	$—	$—	$100,482,672	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$482,196	$82,951,831	$375,108,872	$107,663,196	$19,464,492	$52,936,621	$6,351,116
Net long-term capital gains	—	4,980,019	149,536,069	1,755,996	5,928,574	4,336,961	—
Total taxable distributions	$482,196	$87,931,850	$524,644,941	$109,419,192	$25,393,066	$57,273,582	$6,351,116
Tax return of capital	$189,317	$3,297,772	$—	$—	$—	$78,681,145	$—

As of March 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Undistributed ordinary income — net	$—	$29,795,287	$298,597,929	$2,745,594	$1,234,146	$—	$75,475
Undistributed long-term capital gains	—	—	—	—	1,366,147	—	—
Total undistributed earnings	$—	$29,795,287	$298,597,929	$2,745,594	$2,600,293	$—	$75,475
Capital loss carryforwards:(1)
Perpetual Short-Term	—	(8,640,181)	—	(9,846,677)	—	(61,512,159)	(2,122,943)
Perpetual Long-Term	(57,537)	(348,847)	—	(2,603,172)	—	(15,656,599)	—
Total capital loss carryforwards	$(57,537)	$(8,989,028)	$—	$(12,449,849)	$—	$(77,168,758)	$(2,122,943)
Timing differences (Qualified Late Year Loss Deferral, Straddle Loss Deferral, Distributions Payable)	$(1,601,352)	$(2,167,235)	$(16,477,166)	$(21,547,317)	$(207,357)	$(96,299,862)	$(106,411)
Unrealized gains (losses) — net	(1,319,449)	(83,627,615)	(25,916,621)	(41,813,539)	18,351,915	(316,481,482)	4,252,606
Total accumulated earnings (losses) net	$(2,978,338)	$(64,988,591)	$256,204,142	$(73,065,111)	$20,744,851	$(489,950,102)	$2,098,727

(1)	The Emerging Markets Debt and U.S. Mortgages Funds utilized capital losses in the current fiscal year of $22,112,052 and $3,674,927, respectively.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$18,070,557	$1,761,568,743	$5,602,449,493	$4,205,608,077	$438,494,442	$1,601,328,015	$344,972,517
Gross unrealized gain	224,379	39,384,803	147,945,921	19,826,133	19,946,140	7,474,644	6,035,089
Gross unrealized loss	(1,395,041)	(113,626,725)	(172,711,370)	(60,366,357)	(2,486,404)	(303,342,160)	(2,023,454)
Net unrealized gains (losses) on securities	$(1,170,662)	$(74,241,922)	$(24,765,449)	$(40,540,224)	$17,459,736	$(295,867,516)	$4,011,635
Net unrealized gain (loss) on other investments	(148,787)	(9,385,693)	(1,151,172)	(1,273,315)	892,179	(20,613,966)	240,971
Net unrealized gains (losses)	$(1,319,449)	$(83,627,615)	$(25,916,621)	$(41,813,539)	$18,351,915	$(316,481,482)	$4,252,606

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts and differences related to the tax treatment of inflation protected securities, underlying fund investments, swap transactions, and material modification of debt securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses, dividend redesignations, net operating losses and the differences in the tax treatment of foreign currency transactions, the recognition of income and gains (losses) of certain bonds, swap transactions, underlying fund investments, and material modification of debt securities.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Dynamic Emerging Markets Debt	$(1,584)	$1,379,405	$(1,377,821)
Emerging Markets Debt	—	(21,993,233)	21,993,233
High Yield	—	6,166,767	(6,166,767)
High Yield Floating Rate	—	(2,663,219)	2,663,219
Investment Grade Credit	—	(515,717)	515,717
Local Emerging Markets Debt	(60,163,456)	108,956,883	(48,793,427)
U.S. Mortgages	—	(1,599,638)	1,599,638

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — Each of the Dynamic Emerging Markets Debt Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2015		For the Period Ended March 31, 2014(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	83,224	$746,648	10,314	$98,024
Reinvestment of distributions	1,126	9,998	204	1,901
Shares redeemed	(17,396)	(159,747)	(5)	(33)
	66,954	596,899	10,513	99,892
Class C Shares
Shares sold	6,046	57,386	6,236	58,905
Reinvestment of distributions	339	3,169	76	706
Shares redeemed	(5,488)	(48,905)	(47)	(434)
	897	11,650	6,265	59,177
Institutional Shares
Shares sold	1,193,549	11,009,785	2,965,055	28,694,887
Reinvestment of distributions	75,352	699,506	40,941	383,555
Shares redeemed	(2,011,428)	(17,689,119)	(456,341)	(4,324,203)
	(742,527)	(5,979,828)	2,549,655	24,754,239
Class IR Shares
Shares sold	—	—	4,387	43,010
Reinvestment of distributions	111	1,033	122	1,141
Shares redeemed	—	—	(1,913)	(17,777)
	111	1,033	2,596	26,374
Class R Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	98	907	86	807
Shares redeemed	—	—	(1)	(5)
	98	907	2,586	25,812
NET INCREASE (DECREASE)	(674,467)	$(5,369,339)	2,571,615	$24,965,494

(a)	Commenced operations on May 31, 2013.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,480,596	$68,967,346	5,476,000	$68,635,660
Reinvestment of distributions	306,625	3,864,644	645,714	7,983,559
Shares redeemed	(6,225,076)	(78,511,124)	(13,915,087)	(172,716,966)
	(437,855)	(5,679,134)	(7,793,373)	(96,097,747)
Class C Shares
Shares sold	621,261	7,784,884	733,439	9,162,721
Reinvestment of distributions	70,856	892,311	122,023	1,501,171
Shares redeemed	(767,711)	(9,603,101)	(2,003,027)	(24,733,216)
	(75,594)	(925,906)	(1,147,565)	(14,069,324)
Institutional Shares
Shares sold	58,091,034	733,756,282	60,306,035	760,543,750
Reinvestment of distributions	5,223,093	65,886,452	6,253,957	77,104,243
Shares redeemed	(40,922,189)	(512,115,905)	(62,140,571)	(775,261,888)
	22,391,938	287,526,829	4,419,421	62,386,105
Class IR Shares
Shares sold	543,341	6,871,435	1,101,269	13,727,778
Reinvestment of distributions	55,699	703,677	93,275	1,153,042
Shares redeemed	(765,154)	(9,696,559)	(1,663,968)	(20,505,514)
	(166,114)	(2,121,447)	(469,424)	(5,624,694)
NET INCREASE (DECREASE)	21,712,375	$278,800,342	(4,990,941)	$(53,405,660)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	39,958,551	$276,716,359	26,116,314	$190,173,468
Reinvestment of distributions	4,906,817	33,949,036	7,042,682	50,738,541
Shares converted from Class B(a)	245,694	1,734,547	116,037	838,884
Shares redeemed	(49,989,159)	(347,321,401)	(35,179,533)	(255,306,320)
	(4,878,097)	(34,921,459)	(1,904,500)	(13,555,427)
Class B Shares
Shares sold	14,821	106,884	54,650	398,826
Reinvestment of distributions	34,315	246,511	169,237	1,222,855
Shares converted to Class A(a)	(245,017)	(1,734,547)	(115,762)	(838,884)
Shares redeemed	(1,411,801)	(10,016,371)	(1,245,436)	(9,045,688)
	(1,607,682)	(11,397,523)	(1,137,311)	(8,262,891)
Class C Shares
Shares sold	926,449	6,542,861	1,169,792	8,483,154
Reinvestment of distributions	603,595	4,179,897	897,865	6,477,147
Shares redeemed	(3,249,436)	(22,799,136)	(4,150,018)	(30,226,109)
	(1,719,392)	(12,076,378)	(2,082,361)	(15,265,808)
Institutional Shares
Shares sold	300,506,357	2,086,719,807	145,286,769	1,057,657,995
Reinvestment of distributions	46,674,753	323,636,798	60,299,396	436,017,161
Shares redeemed	(229,051,072)	(1,603,158,563)	(290,495,097)	(2,117,148,978)
	118,130,038	807,198,042	(84,908,932)	(623,473,822)
Service Shares
Shares sold	655,753	4,542,455	402,167	2,926,992
Reinvestment of distributions	147,834	1,020,779	194,448	1,399,958
Shares redeemed	(587,740)	(4,125,478)	(604,016)	(4,380,552)
	215,847	1,437,756	(7,401)	(53,602)
Class IR Shares
Shares sold	563,770	4,005,197	352,914	2,572,225
Reinvestment of distributions	162,720	1,129,338	210,987	1,524,943
Shares redeemed	(764,994)	(5,356,176)	(1,133,431)	(8,289,374)
	(38,504)	(221,641)	(569,530)	(4,192,206)
Class R Shares
Shares sold	468,959	3,296,443	520,094	3,768,697
Reinvestment of distributions	177,172	1,225,486	224,023	1,614,232
Shares redeemed	(582,783)	(4,075,509)	(754,323)	(5,475,306)
	63,348	446,420	(10,206)	(92,377)
NET INCREASE (DECREASE)	110,165,558	$750,465,217	(90,620,241)	$(664,896,133)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	457,661	$4,574,505	4,388,071	$44,286,380
Reinvestment of distributions	41,231	412,356	74,210	747,423
Shares redeemed	(2,330,202)	(23,313,468)	(2,833,756)	(28,584,432)
	(1,831,310)	(18,326,607)	1,628,525	16,449,371
Class C Shares
Shares sold	50,989	509,881	186,705	1,881,240
Reinvestment of distributions	5,673	56,497	6,022	60,703
Shares redeemed	(106,112)	(1,054,285)	(110,996)	(1,117,793)
	(49,450)	(487,907)	81,731	824,150
Institutional Shares
Shares sold	210,661,401	2,100,478,441	308,612,494	3,117,875,785
Reinvestment of distributions	16,464,494	164,105,775	10,684,489	107,805,422
Shares redeemed	(229,072,256)	(2,271,827,355)	(74,620,425)	(753,300,554)
	(1,946,361)	(7,243,139)	244,676,558	2,472,380,653
Class IR Shares
Shares sold	598	6,001	186,005	1,884,117
Reinvestment of distributions	3,683	36,777	16,842	170,044
Shares redeemed	(84,289)	(846,978)	(447,546)	(4,531,159)
	(80,008)	(804,200)	(244,699)	(2,476,998)
Class R Shares
Reinvestment of distributions	37	362	34	349
	37	362	34	349
NET INCREASE (DECREASE)	(3,907,092)	$(26,861,491)	246,142,149	$2,487,177,525

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,190,648	$11,277,131	1,008,615	$9,419,921
Reinvestment of distributions	134,424	1,271,629	129,280	1,206,568
Shares redeemed	(854,822)	(8,111,154)	(1,604,127)	(15,063,151)
	470,250	4,437,606	(466,232)	(4,436,662)
Institutional Shares
Shares sold	5,165,029	49,252,878	2,584,816	24,449,074
Reinvestment of distributions	984,707	9,319,224	1,126,629	10,533,768
Shares redeemed	(5,093,194)	(48,305,536)	(14,284,235)	(133,976,679)
	1,056,542	10,266,566	(10,572,790)	(98,993,837)
Separate Account Institutional Shares
Shares sold	5,965,384	56,771,992	10,020,923	94,181,701
Reinvestment of distributions	1,379,298	13,059,830	1,257,905	11,750,626
Shares redeemed	(10,488,332)	(99,963,643)	(10,494,629)	(98,549,415)
	(3,143,650)	(30,131,821)	784,199	7,382,912
Class IR Shares
Shares sold	64,077	608,820	59,675	558,045
Reinvestment of distributions	4,215	39,909	663	6,258
Shares redeemed	(13,656)	(129,675)	(75,979)	(744,558)
	54,636	519,054	(15,641)	(180,255)
NET DECREASE	(1,562,222)	$(14,908,595)	(10,270,464)	$(96,227,842)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	16,069,534	$126,076,171	6,284,912	$56,480,510
Reinvestment of distributions	695,776	5,432,141	741,320	6,473,731
Shares redeemed	(8,119,852)	(64,506,760)	(15,143,371)	(131,373,759)
	8,645,458	67,001,552	(8,117,139)	(68,419,518)
Class C Shares
Shares sold	155,906	1,242,741	486,945	4,533,038
Reinvestment of distributions	67,940	547,360	97,061	847,962
Shares redeemed	(918,147)	(7,285,782)	(1,792,597)	(15,468,125)
	(694,301)	(5,495,681)	(1,208,591)	(10,087,125)
Institutional Shares
Shares sold	83,380,084	659,418,229	132,476,395	1,201,006,653
Reinvestment of distributions	11,170,642	89,721,804	14,058,396	122,914,528
Shares redeemed	(130,608,217)	(1,014,278,781)	(268,161,822)	(2,318,984,411)
	(36,057,491)	(265,138,748)	(121,627,031)	(995,063,230)
Class IR Shares
Shares sold	57,192	470,024	1,227,400	11,248,182
Reinvestment of distributions	30,754	249,608	82,060	721,148
Shares redeemed	(494,051)	(4,080,192)	(2,568,028)	(21,871,814)
	(406,105)	(3,360,560)	(1,258,568)	(9,902,484)
NET DECREASE	(28,512,439)	$(206,993,437)	(132,211,329)	$(1,083,472,357)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,325,832	$35,532,187	336,808	$3,503,931
Reinvestment of distributions	19,884	212,482	7,402	77,335
Shares redeemed	(764,578)	(8,162,992)	(399,302)	(4,170,849)
	2,581,138	27,581,677	(55,092)	(589,583)
Institutional Shares
Shares sold	4,837,392	51,479,259	590,131	6,168,943
Reinvestment of distributions	87,568	935,781	29,405	307,733
Shares redeemed	(1,780,772)	(19,044,650)	(789,196)	(8,298,066)
	3,144,188	33,370,390	(169,660)	(1,821,390)
Separate Account Institutional Shares
Shares sold	1,921,086	20,451,375	5,198,994	54,060,111
Reinvestment of distributions	390,503	4,156,210	478,984	5,002,797
Shares redeemed	(4,325,419)	(45,927,807)	(13,319,436)	(138,673,615)
	(2,013,830)	(21,320,222)	(7,641,458)	(79,610,707)
Class IR Shares
Shares sold	175,347	1,864,094	1,424	14,939
Reinvestment of distributions	2,119	22,718	25	267
Shares redeemed	(14,878)	(159,478)	(4)	(39)
	162,588	1,727,334	1,445	15,167
NET INCREASE (DECREASE)	3,874,084	$41,359,179	(7,864,765)	$(82,006,513)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Single Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs U.S. Mortgages Fund (collectively the “Funds”), portfolios of the Goldman Sachs Trust, at March 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, brokers, and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2015

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Emerging Markets Debt Fund				Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*
Class A
Actual	$1,000.00	$940.50		$5.95	$1,000.00	$994.40		$6.12	$1,000.00	$1,015.10		$5.33	$1,000.00	$1,018.50		$4.73
Hypothetical 5% return	1,000.00	1,018.80	+	6.19	1,000.00	1,018.80	+	6.19	1,000.00	1,019.65	+	5.34	1,000.00	1,020.24	+	4.73
Class C
Actual	1,000.00	937.20		9.56	1,000.00	990.70		9.83	1,000.00	1,011.30		9.08	1,000.00	1,014.80		8.49
Hypothetical 5% return	1,000.00	1,015.06	+	9.95	1,000.00	1,015.06	+	9.95	1,000.00	1,015.91	+	9.10	1,000.00	1,016.51	+	8.50
Institutional
Actual	1,000.00	942.30		4.31	1,000.00	996.10		4.43	1,000.00	1,016.80		3.62	1,000.00	1,020.30		3.02
Hypothetical 5% return	1,000.00	1,020.49	+	4.48	1,000.00	1,020.49	+	4.48	1,000.00	1,021.34	+	3.63	1,000.00	1,021.94	+	3.02
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,012.80		6.12	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.85	+	6.14	N/A	N/A		N/A
Class IR
Actual	1,000.00	941.80		4.74	1,000.00	995.70		4.93	1,000.00	1,014.90		4.07	1,000.00	1,019.80		3.47
Hypothetical 5% return	1,000.00	1,020.05	+	4.94	1,000.00	1,020.00	+	4.99	1,000.00	1,020.89	+	4.08	1,000.00	1,021.49	+	3.48
Class R
Actual	1,000.00	939.50		7.16	N/A	N/A		N/A	1,000.00	1,013.80		6.58	1,000.00	1,017.40		5.88
Hypothetical 5% return	1,000.00	1,017.55	+	7.44	N/A	N/A		N/A	1,000.00	1,018.40	+	6.59	1,000.00	1,019.10	+	5.89

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2015 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*
Class A
Actual	$1,000.00	$1,033.10		$3.65	$1,000.00	$888.50		$5.84	$1,000.00	$1,025.80		$3.54
Hypothetical 5% return	1,000.00	1,021.34	+	3.63	1,000.00	1,018.75	+	6.24	1,000.00	1,021.44	+	3.53
Class C
Actual	N/A	N/A		N/A	1,000.00	885.50		9.45	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,014.91	+	10.10	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,034.90		1.93	1,000.00	891.30		4.29	1,000.00	1,027.50		1.82
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	1,000.00	1,020.39	+	4.58	1,000.00	1,023.14	+	1.82
Class IR
Actual	1,000.00	1,034.40		2.38	1,000.00	889.60		4.76	1,000.00	1,027.00		2.27
Hypothetical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,019.90	+	5.09	1,000.00	1,022.69	+	2.27
Separate Account Institutional
Actual	1,000.00	1,034.90		1.93	N/A	N/A		N/A	1,000.00	1,028.50		1.82
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	N/A	N/A		N/A	1,000.00	1,023.14	+	1.82

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	1.23%	1.98%	0.89%	N/A	N/A	0.98%	1.48%
Emerging Markets Debt	1.23	1.98	0.89	N/A	N/A	0.99	N/A
High Yield	1.06	1.81	0.72	1.22%	N/A	0.81	1.31
High Yield Floating Rate	0.94	1.69	0.60	N/A	N/A	0.69	1.17
Investment Grade Credit	0.72	N/A	0.38	N/A	0.38%	0.47	N/A
Local Emerging Markets Debt	1.24	2.01	0.91	N/A	N/A	1.01	N/A
U.S. Mortgages	0.70	N/A	0.36	N/A	0.36	0.45	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	108	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc. (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	None
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 63	Trustee	Since 2015	Mr. Weaver is retired. Formerly, he was Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2015, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of six portfolios (two of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005); and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of March 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2015, 0.10% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended March 31, 2015, 0.53% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Local Emerging Markets Debt Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a foreign tax credit or deduction, at their option, on a per share basis. The Local Emerging Markets Debt Fund designates $1,201,564, or, if different, the maximum amount allowable as foreign income taxes paid during the fiscal year ended March 31, 2015. The amount of income received by the Local Emerging Markets Debt Fund from sources within foreign countries and possessions of the United States was $121,175,657, or, if different, the maximum amount allowable.

Pursuant to Section 852 of the Internal Revenue Code, the High Yield, High Yield Floating Rate, and Investment Grade Credit Funds designate $84,719,319, $523,694 and $6,192,833, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2015.

Pursuant to Section 871(k) of the Internal Revenue Code, the High Yield, and Investment Grade Credit Funds designate $18,104,466 and $3,012,304, respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of March 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[5]
■	International Tax-Managed Equity Fund[5]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective April 30, 2015, the Goldman Sachs U.S. Equity Fund will be renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2015 Goldman Sachs. All rights reserved. 161260.MF.MED.TMPL/5/2015 SSFIAR-15/78k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2015